UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22323

Nuveen Enhanced Municipal Value Fund
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 917-7700

Date of fiscal year end: October 31

Date of reporting period: October 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

NUVEEN
Investments

Closed-End Funds

Nuveen Investments Municipal Closed-End Funds

It's not what you earn, it's what you keep.®

Annual Report
October 31, 2011

Nuveen Municipal Value Fund, Inc.
NUV

Nuveen Municipal Value Fund 2
NUW

Nuveen Municipal Income Fund, Inc.
NMI

Nuveen Enhanced Municipal Value Fund
NEV

October

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Table of Contents

Chairman’s Letter to Shareholders	4
Portfolio Managers’ Comments	5
Fund Leverage and Other Information	10
Dividend and Share Price Information	11
Performance Overviews	13
Shareholder Meeting Report	17
Report of Independent Registered Public Accounting Firm	18
Portfolios of Investments	19
Statement of Assets and Liabilities	54
Statement of Operations	55
Statement of Changes in Net Assets	56
Financial Highlights	58
Notes to Financial Statements	62
Annual Investment Management Agreement Approval Process	73
Board Members and Officers	82
Reinvest Automatically, Easily and Conveniently	87
Glossary of Terms Used in this Report	89
Other Useful Information	95

Chairman’s
Letter to Shareholders

Dear Shareholders,

These are perplexing times for investors. The global economy continues to struggle. The solutions being implemented in the eurozone to deal with the debt crises of many of its member countries are not yet seen as sufficient by the financial markets. The political paralysis in the U.S. has prevented the compromises necessary to deal with the fiscal imbalance and government spending priorities. The efforts by individual consumers, governments and financial institutions to reduce their debts are increasing savings but reducing demand for the goods and services that drive employment. These developments are undermining the rebuilding of confidence by consumers, corporations and investors that is so essential to a resumption of economic growth.

Although it is painfully slow, progress is being made. In Europe, the turnover of a number of national governments reflects the realization by politicians and voters alike that leaders who practiced business as usual had to be replaced by leaders willing to face problems and accept the hard choices needed to resolve them. The recent coordinated efforts by central banks in the U.S. and Europe to provide liquidity to the largest European banks indicates that these monetary authorities are committed to facilitating a recovery in the European banking sector.

In the U.S., the failure of the congressionally appointed Debt Reduction Committee was a blow to those who hoped for a bipartisan effort to finally begin addressing the looming fiscal crisis. Nevertheless, Congress and the administration cannot ignore the issue for long. The Bush era tax cuts are scheduled to expire on December 31, 2012, and six months later the $1.2 trillion of mandatory across-the-board spending cuts under the Budget Control Act of 2011 begin to go into effect. Any legislative modification would require bipartisan support and the prospects for a bipartisan solution are unclear. The impact of these two developments would be a mixed blessing: a meaningful reduction in the annual budget deficit at the cost of slowing the economic recovery.

It is in these particularly volatile markets that professional investment management is most important. Skillful investment teams who have experienced challenging markets and remain committed to their investment disciplines are critical to the success of an investor’s long-term objectives. In fact, many long-term investment track records are built during challenging markets when managers are able to protect investors against these economic crosscurrents. Experienced investment teams know that volatile markets put a premium on companies and investment ideas that will weather the short-term volatility and that compelling values and opportunities are opened up when markets overreact to negative developments. By maintaining appropriate time horizons, diversification and relying on practiced investment teams, we believe that investors can achieve their long-term investment objectives.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner
Chairman of the Board
December 21, 2011

4	Nuveen Investments

Portfolio Managers’ Comments

Nuveen Municipal Value Fund, Inc. (NUV)
Nuveen Municipal Value Fund 2 (NUW)
Nuveen Municipal Income Fund, Inc. (NMI)
Nuveen Enhanced Municipal Value Fund (NEV)

Portfolio managers Tom Spalding, Chris Drahn and Steve Hlavin review U.S. economic and municipal market conditions, key investment strategies and the twelve-month performance of these four national Funds. With 34 years of investment experience at Nuveen, Tom has managed NUV since its inception in 1987, adding NUW at its inception in 2009. Chris, who has 31 years of financial industry experience, assumed portfolio management responsibility for NMI in January 2011. An eight-year veteran of Nuveen, Steve has been involved in the management of NEV since its inception in 2009, taking on full portfolio management responsibility for this Fund in December 2010.

What factors affected the U.S. economy and municipal market during the twelve-month reporting period ended October 31, 2011?

During this period, the U.S. economy’s recovery from recession remained slow. The Federal Reserve (Fed) maintained its efforts to improve the overall economic environment by continuing to hold the benchmark fed funds rate at the record low level of zero to 0.25% that it had established in December 2008. At its November 2011 meeting (shortly after the end of this reporting period), the central bank reaffirmed its opinion that economic conditions would likely warrant keeping this rate at “exceptionally low levels” at least through mid-2013. The Fed also said that it would continue its program to extend the average maturity of U.S Treasury holdings by purchasing $400 billion of these securities with maturities of six to thirty years and selling an equal amount of U.S. Treasury securities with maturities of three years or less. The goals of this program, which the Fed expects to complete by the end of June 2012, are to lower longer-term interest rates, support a stronger economic recovery, and help ensure that inflation remains at levels consistent with the Fed’s mandates of maximum employment and price stability.

In the third quarter of 2011, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at an annualized rate of 2.0%, the best growth number since the fourth quarter of 2010 and the ninth consecutive quarter of positive growth. The Consumer Price Index (CPI) rose 3.5% year-over-year as of October 2011, while the core CPI (which excludes food and energy) increased 2.1%, edging just above the Fed’s unofficial objective of 2.0% or lower for this inflation measure. Unemployment numbers remained high, as October 2011

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investor Services, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

Nuveen Investments	5

marked the seventh straight month with a national jobless number of 9.0% or higher. While the dip was a step in the right direction, it was partly due to a number of individuals dropping out of the hunt for work. The housing market also continued to be a major weak spot. For the twelve months ended September 2011 (the most recent data available at the time this report was prepared), the average home price in the Standard & Poor’s/Case-Shiller Index lost 3.6% over the preceding twelve months, with 18 of the 20 major metropolitan areas reporting losses. In addition, the U.S. economic picture continued to be clouded by concerns about the European debt crisis and unsuccessful efforts to reduce the federal deficit, which led to S&P’s downgrade of U.S. Treasury debt from AAA to AA+ in August 2011.

Municipal bond prices ended this period generally unchanged versus the beginning of this reporting period masking a sell-off that commenced in the fourth quarter of 2010 as the result of investor concerns about inflation, the federal deficit, and its impact on demand for U.S. Treasuries. Adding to this situation was media coverage of the strained finances of many state and local governments, which failed to differentiate between gaps in these governments’ operating budgets and their ability to meet their debt service obligations. (We should note that defaults and bankruptcies continue to be rare in the municipal market.) As a result, money flowed out of municipal mutual funds, yields rose, and valuations declined. As we moved into the second quarter of 2011, we saw the environment in the municipal market improve, as crossover buyers—including hedge funds and life insurance companies—were attracted by municipal bond prices and tax-exempt yields.

During the second part of this reporting period (i.e., May-October 2011), municipal bond prices generally rallied as yields declined across the municipal curve. The decline in yields was due in part to the continued depressed level of municipal bond issuance. Tax-exempt volume, which had been limited in 2010 by issuers’ extensive use of taxable Build America Bonds (BABs), continued to drift lower in 2011. Even though BABs were no longer an option for issuers (the BAB program expired at the end of 2010), some borrowers had accelerated issuance into 2010 in order to take advantage of the program’s favorable terms before its termination, fulfilling their capital program borrowing needs well into 2012. This reduced the need for many borrowers to come to market with new issues during this period. Over the twelve months ended October 31, 2011, municipal bond issuance nationwide totaled $320.2 billion, a decrease of 23% compared with the issuance of the twelve-month period ended October 31, 2010. During the majority of this period, demand for municipal bonds remained very strong.

What key strategies were used to manage these Funds during this reporting period?

In an environment characterized by tighter municipal supply and relatively lower yields, we continued to take a bottom-up approach to discovering sectors and individual credits that we believed were undervalued and that had potential to perform well over the long term. During this period, NUV, NUW and NMI found value in a variety of sectors. For

6	Nuveen Investments

example, NMI purchased health care and higher education bonds and took advantage of attractive valuation levels to add some tobacco credits. NMI also bought California redevelopment agency (RDA) bonds, which fund programs to improve economically depressed areas in the state. We remained very selective in our purchases in this area, evaluating bonds on a case by case basis and buying only those where our research indicated that we potentially would be compensated for taking on additional risk. In general, these three Funds focused on purchasing bonds with longer maturities in order to capitalize on opportunities to add more attractive yields at the longer end of the municipal yield curve. The purchase of longer bonds also helped maintain the Funds’ duration (price sensitivity to interest rate movements) and yield curve positioning and enhanced call protection.

In NUV, NUW and NMI, cash for new purchases during this period was generated primarily by the proceeds from called and maturing bonds, which we worked to redeploy to keep the Funds fully invested. In NUV and NMI, in particular, bond calls provided a good source of liquidity. NMI also sold some bonds with short call dates as well as an industrial development revenue (IDR) bond to generate additional cash, which enabled the Fund to take advantage of attractive purchase candidates as they became available in the market. On the whole, however, selling in these three Funds was relatively limited, as the bonds in our portfolios generally offered higher yields than those available in the current marketplace.

In NEV, we continued to work to improve the Fund’s yield and reduce its duration, bringing it more in line with its target. This period provided a unique opportunity to continue repositioning NEV and enhance its structure for the long term. As part of this, we executed a specific trading strategy that involved selling NEV’s longer holdings with lower coupons and lower embedded yields and reinvesting the proceeds into bonds with shorter durations, higher coupons, and better yields. We also sold some of NEV’s holdings of IDR bonds, which drew attractive bids from crossover buyers in early 2011, and diversified the Fund by reinvesting these proceeds into other sectors, specifically higher education and California RDA bonds, many of which were purchased in the secondary market. As a result of this activity, we enhanced NEV’s yield curve positioning and maturity, average coupon, and embedded yield, which supports the Fund’s dividend. Although this activity had the result of limiting NEV’s upside potential in the short term, we believe it has enhanced the Fund’s positioning and risk profile for the long term.

As of October 31, 2011, all of these Funds continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management, income and total return enhancement, and—in NEV—as a form of leverage. During this period, NEV also invested in additional types of derivative instruments such as forward interest rates swaps, which are designed to help shorten its duration. During this period, we added to NEV’s derivative positions, all of which remained in place at period end.

Nuveen Investments	7

How did the Funds perform?

Individual results for these Funds, as well as relevant index and peer group information, are presented in the accompanying table.

Average Annual Total Returns on Net Asset Value
For periods ended 10/31/11

Fund	1-Year	5-Year	10-Year
NUV	3.53%	3.65%	4.73%
NUW	3.61%	N/A	N/A
NMI	4.73%	4.72%	5.12%

Standard & Poor’s (S&P) National Municipal Bond Index**	3.75%	4.48%	4.95%
Lipper General and Insured Unleveraged Municipal Debt Funds Classification Average**	3.44%	3.56%	4.26%

NEV*	1.28%	N/A	N/A

Standard & Poor’s (S&P) National Municipal Bond Index**	3.75%	4.48%	4.95%
Lipper General and Insured Leveraged Municipal Debt Funds Classification Average**	4.80%	4.20%	5.59%

For the twelve months ended October 31, 2011, the total return on net asset value (NAV) for NMI exceeded the return on the Standard & Poor’s (S&P) National Municipal Bond Index. NUW and NUV trailed this index by a small margin. All three of these Funds outperformed the average return for the Lipper General and Insured Unleveraged Municipal Debt Funds Classification Average. For this same period, NEV underper-formed the S&P National Municipal Bond Index and the Lipper General and Insured Leveraged Municipal Debt Funds Classification Average.

Key management factors that influenced the Funds’ returns during this period included duration and yield curve positioning, the use of derivatives, credit exposure and sector allocation. In addition, NEV’s use of leverage was an important positive factor in its performance. The impact of leverage is discussed in more detail later in this report.

During this period, municipal bonds with intermediate and longer maturities tended to outperform the short maturity categories, with credits having maturities of seven years and longer generally outpacing the market. In general, the greater a Fund’s exposure to the outperforming intermediate and longer part of the yield curve, the greater the positive impact on the Fund’s return. Both NUW and NEV had the longer durations typically associated with newer Funds that have been recently invested. While this was positive for NUW’s performance, NEV’s use of forward interest rate swaps to reduce portfolio

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report.

*
NEV is a leveraged Fund through investments in inverse floating rate securities, as discussed on page seven and nine. The other three Funds in this report are unlever-aged and use inverse floating rate securities for duration management and both income and total return enhancement.

**	Refer to Glossary of Terms Used in this Report for definitions.

8	Nuveen Investments

duration and moderate interest rate risk had a negative impact on NEV’s total return performance, as these derivatives performed poorly during this period. As previously described, NEV also sold bonds with longer durations as part of its restructuring during this period in order to buy bonds that would better position the Fund for the long term. This also contributed to NEV’s underperformance for this period.

Credit exposure also played a role in performance during these twelve months, as bonds rated A and AA typically outperformed the other credit quality categories. On the whole, bonds with higher levels of credit risk were not favored by the market during this period. The performance of the BBB category, in particular, was dragged down by poor returns in the tobacco bond sector. While NMI was overweighted in bonds rated BBB, many of the Fund’s BBB holdings were IDR bonds with intermediate maturities, and the Fund’s selection of individual securities in lower-rated credit categories generally performed well. NUW was overweighted in bonds rated A, which helped its performance. Overall, credit exposure was negative in NEV, due largely to the underperformance of its 2% exposure to bonds issued for an American Airlines project at Chicago’s O’Hare International Airport. On November 29, 2011, after the close of this reporting period, American Airlines filed for bankruptcy protection.

Holdings that generally made positive contributions to the Funds’ returns during this period included zero coupon bonds and housing, water and sewer and health care credits. General obligation and other tax-supported bonds also generally outpaced the overall municipal market return. All of these Funds, particularly NUW, had good exposure to the health care sector, which added to their performance. However, they tended to be somewhat underweighted in general obligation bonds, which limited their participation in the performance of this sector. NEV also received a positive contribution from its sector allocations, specifically single-family housing, higher education, and California RDA bonds. On the whole, some of the best performing bonds in the Funds’ portfolios for this period were those purchased during the earlier part of this period before the market rallied, when yields were relatively higher and prices especially attractive.

In contrast, pre-refunded bonds, which are often backed by U.S. Treasury securities, were among the poorest performing market segments during this period. The under-performance of these bonds can be attributed primarily to their shorter effective maturities and higher credit quality. Although their exposure to pre-refunded bonds fell over this reporting period due to bond calls and sales, NUV continued to hold a slightly heavier weighting of pre-refunded bonds than NMI. As relatively new Funds, NUW held a negligible amount of pre-refunded bonds, while NEV did not hold any of these bonds as of period end.

Nuveen Investments	9

Fund Leverage and
Other Information

IMPACT OF LEVERAGE STRATEGY ON NEV’S PERFORMANCE

One important factor impacting the return of NEV relative to the comparative indexes was the Fund’s use of effective leverage through investments in inverse floating rate securities. This Fund uses leverage because its manager believes that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, use of leverage also can expose shareholders to additional volatility. For example, during periods when the prices of securities held by a Fund generally are declining, the negative impact of these valuation changes on net asset value and total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when securities held by a Fund are generally rising. Leverage made positive contribution to the performance of NEV over this report period.

RISK CONSIDERATIONS

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment Risk. The possible loss of the entire principal amount that you invest.

Price Risk. Shares of closed-end investment companies like these Funds frequently trade at a discount to their NAV. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Leverage Risk. NEV’s use of leverage creates the possibility of higher volatility for the Fund’s per share NAV, market price, distributions and returns. There is no assurance that NEV’s leveraging strategy will be successful.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations.

Issuer Credit Risk. This is the risk that a security in a Fund’s portfolio will fail to make dividend or interest payments when due.

Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

Reinvestment Risk. If market interest rates decline, income earned from a Fund’sportfolio may be reinvested at rates below that of the original bond that generated the income.

Call Risk or Prepayment Risk. Issuers may exercise their option to prepay principal earlier than scheduled, forcing a Fund to reinvest in lower-yielding securities.

10	Nuveen Investments

Dividend and
Share Price Information

During the twelve-month reporting period ended October 31, 2011, NEV had one monthly dividend increase, while the monthly dividends of NUV, NUW and NMI remained stable throughout the period.

Due to normal portfolio activity, shareholders of the following Funds received capital gains and/or net ordinary income distributions at the end of December 2010 as follows:

Fund	Long-Term Capital Gains (per share	)	Short-Term Capital Gains and/or Ordinary Income (per share	)
NUV	$0.0210		$0.0007
NUW	$0.0193		$0.0028

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund’s past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund’s NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of October 31, 2011, all four funds in this report had positive UNII balances for both tax and financial reporting purposes.

SHARE REPURCHASES AND PRICE INFORMATION

Since the inception of the Funds’ repurchase programs, the Funds’ have not repurchased any of their outstanding shares.

As of October 31, 2011, the Funds’ share prices were trading at (+) premiums or (-) discounts to their NAVs as shown in the accompanying table.

Fund	10/31/11 (+)Premium/(-) Discount	12-Month Average (-)Discount
NUV	(+)0.10%	(-)1.13%
NUW	(+)3.58%	(-)0.06%
NMI	(+)3.53%	(-)0.97%
NEV	(-)1.93%	(-)3.21%

Nuveen Investments	11

SHELF EQUITY PROGRAM

On December 8, 2010, a registration statement filed by NUV with the Securities and Exchange Commission (SEC) became effective authorizing the Fund to issue an additional 19.6 million shares through a shelf offering. Under this shelf offering program, the Fund, subject to market conditions, may raise additional equity capital from time to time in varying amounts and offering methods at a net price at or above the Fund’s NAV per share.

During the twelve-month reporting period, NUV sold shares through its shelf offering program at a weighted average premium to NAV per share as shown in the accompanying table.

Fund	Shares Sold through Shelf Offering	Weighted Average Premium to NAV Per Share Sold
NUV	253,486	1.15%

12	Nuveen Investments

NUV	Nuveen Municipal
Performance	Value Fund, Inc.
OVERVIEW
as of October 31, 2011

Fund Snapshot
Share Price	$9.66
Net Asset Value (NAV)	$9.65
Premium/(Discount) to NAV	0.10%
Market Yield	4.84%
Taxable-Equivalent Yield1	6.72%
Net Assets ($000)	$1,915,231

Average Annual Total Return
(Inception 6/17/87)
	On Share Price	On NAV
1-Year	1.61%	3.53%
5-Year	4.18%	3.65%
10-Year	5.68%	4.73%

States3
(as a % of total investments)
California	13.9%
Illinois	13.1%
Texas	7.1%
New York	5.6%
New Jersey	5.4%
Florida	5.4%
Washington	4.7%
Colorado	4.3%
Missouri	3.5%
Louisiana	3.2%
Michigan	3.1%
Ohio	2.9%
Wisconsin	2.8%
Puerto Rico	2.7%
Indiana	2.1%
South Carolina	2.1%
Pennsylvania	1.8%
Massachusetts	1.4%
Other	14.9%

Portfolio Composition3
(as a % of total investments)
Health Care	21.2%
Tax Obligation/Limited	19.2%
U.S. Guaranteed	14.6%
Transportation	11.8%
Tax Obligation/General	9.0%
Consumer Staples	7.0%
Utilities	6.1%
Other	11.1%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

3	Holdings are subject to change.
4	The Fund paid shareholders capital gains and net ordinary income distributions in December 2010 of $0.0217 per share.

Nuveen Investments	13

NUW	Nuveen Municipal
Performance	Value Fund 2
OVERVIEW
as of October 31, 2011

Fund Snapshot
Share Price	$17.06
Net Asset Value (NAV)	$16.47
Premium/(Discount) to NAV	3.58%
Market Yield	5.28%
Taxable-Equivalent Yield1	7.33%
Net Assets ($000)	$212,873

Leverage
Structural Leverage	—%
Effective Leverage	10.00%

Average Annual Total Return
(Inception 2/25/09)
	On Share Price	On NAV
1-Year	2.93%	3.61%
Since Inception	10.86%	11.27%

States3
(as a % of total investments)
Illinois	12.3%
Florida	9.2%
California	8.6%
Wisconsin	8.2%
Louisiana	7.6%
Texas	6.5%
Ohio	5.9%
Indiana	5.5%
Colorado	5.4%
Puerto Rico	5.1%
Nevada	4.4%
Arizona	3.5%
Rhode Island	3.2%
Other	14.6%

Portfolio Composition3
(as a % of total investments)
Health Care	24.5%
Tax Obligation/Limited	22.8%
Transportation	12.7%
Utilities	9.0%
Tax Obligation/General	8.9%
Consumer Staples	6.6%
Water and Sewer	5.8%
Other	9.7%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

3	Holdings are subject to change.
4	The Fund paid shareholders capital gains and net ordinary income distributions in December 2010 of $0.0221 per share.

14	Nuveen Investments

NMI	Nuveen Municipal
Performance	Income Fund, Inc.
OVERVIEW
as of October 31, 2011

Fund Snapshot
Share Price	$11.13
Net Asset Value (NAV)	$10.75
Premium/(Discount) to NAV	3.53%
Market Yield	5.12%
Taxable-Equivalent Yield1	7.11%
Net Assets ($000)	$88,488

Average Annual Total Return
(Inception 4/20/88)
	On Share Price	On NAV
1-Year	4.62%	4.73%
5-Year	6.53%	4.72%
10-Year	4.69%	5.12%

States3
(as a % of total investments)
California	18.7%
Texas	10.5%
Illinois	10.1%
Missouri	6.3%
New York	5.2%
Florida	4.6%
Colorado	3.8%
Indiana	3.5%
Tennessee	3.4%
Wisconsin	3.3%
Virginia	2.8%
Kentucky	2.8%
Maryland	2.4%
Alabama	2.4%
Michigan	2.3%
Ohio	1.9%
South Carolina	1.9%
Other	14.1%

Portfolio Composition3
(as a % of total investments)
Health Care	17.8%
Tax Obligation/Limited	13.8%
Utilities	12.3%
U.S. Guaranteed	10.6%
Education and Civic Organizations	9.9%
Tax Obligation/General	9.7%
Water and Sewer	6.0%
Consumer Staples	4.5%
Materials	4.3%
Other	11.1%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, this Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

3	Holdings are subject to change.

Nuveen Investments	15

NEV	Nuveen Enhanced
Performance	Municipal Value Fund
OVERVIEW
as of October 31, 2011

Fund Snapshot
Share Price	$13.70
Net Asset Value (NAV)	$13.97
Premium/(Discount) to NAV	-1.93%
Market Yield	7.01%
Taxable-Equivalent Yield1	9.74%
Net Assets ($000)	$269,050

Leverage
Structural Leverage	—%
Effective Leverage	39.34%

Average Annual Total Return
(Inception 9/25/09)
	On Share Price	On NAV
1-Year	1.02%	1.28%
Since Inception	2.15%	5.26%

States3,4
(as a % of total investments)
California	17.5%
Michigan	10.4%
Illinois	10.2%
Georgia	6.7%
Florida	6.3%
Ohio	5.4%
Wisconsin	5.0%
Pennsylvania	4.9%
Colorado	4.5%
Texas	4.1%
Arizona	3.0%
New York	2.9%
Washington	2.2%
Nebraska	2.1%
Other	14.8%

Portfolio Composition3,4
(as a % of total investments)
Tax Obligation/Limited	21.2%
Health Care	16.1%
Transportation	14.7%
Tax Obligation/General	13.3%
Education and Civic Organizations	11.1%
Consumer Staples	4.5%
Long-Term Care	4.5%
Other	14.6%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

3	Holdings are subject to change
4	Excluding investments in derivatives.

16	Nuveen Investments

NUV NUW NMI NEV	Shareholder Meeting Report

The annual meeting of shareholders was held on July 25, 2011 in the Lobby Conference Room, 333 West Wacker Drive, Chicago, IL 60606; at this meeting the shareholders were asked to vote on the election of Board Members, the elimination of Fundamental Investment Policies and the approval of new Fundamental Investment Policies. The meeting for NMI was subsequently adjourned to August 31, 2011.

	NUV	NUW	NMI	NEV
	Common Shares	Common Shares	Common Shares	Common Shares
Approval of the Board Members was reached as follows:
John P. Amboian
For	155,012,316	10,586,491	5,019,608	11,381,700
Withhold	3,717,913	242,933	166,766	222,815
Total	158,730,229	10,829,424	5,186,374	11,604,515
David J. Kundert
For	154,979,698	10,585,745	5,012,896	11,376,480
Withhold	3,750,531	243,679	173,478	228,035
Total	158,730,229	10,829,424	5,186,374	11,604,515
Terence J. Toth
For	155,040,045	10,586,491	5,021,775	11,381,700
Withhold	3,690,184	242,933	164,599	222,815
Total	158,730,229	10,829,424	5,186,374	11,604,515
To approve the elimination of the Fund’s fundamental investment policy relating to the Fund’s ability to make loans
For	—	—	3,862,304	—
Against	—	—	212,213	—
Abstain	—	—	120,410	—
Broker Non-Votes	—	—	991,447	—
Total	—	—	5,186,374	—
To approve the new fundamental investment policy relating to the Fund’s ability to make loans
For	—	—	3,859,870	—
Against	—	—	215,991	—
Abstain	—	—	119,065	—
Broker Non-Votes	—	—	991,448	—
Total	—	—	5,186,374	—

Nuveen Investments	17

Report of Independent
Registered Public Accounting Firm

The Board of Directors/Trustees and Shareholders
Nuveen Municipal Value Fund, Inc.
Nuveen Municipal Value Fund 2
Nuveen Municipal Income Fund, Inc.
Nuveen Enhanced Municipal Value Fund

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Municipal Value Fund, Inc., Nuveen Municipal Value Fund 2, Nuveen Municipal Income Fund, Inc., and Nuveen Enhanced Municipal Value Fund (the “Funds”) as of October 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Municipal Value Fund, Inc., Nuveen Municipal Value Fund 2, Nuveen Municipal Income Fund, Inc., and Nuveen Enhanced Municipal Value Fund at October 31, 2011, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
December 28, 2011

18	Nuveen Investments

Nuveen Municipal Value Fund, Inc.
NUV	Portfolio of Investments
October 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Alaska – 0.7%
$3,335	Alaska Housing Finance Corporation, General Housing Purpose Bonds, Series 2005A, 5.000%, 12/01/30 – FGIC Insured	12/14 at 100.00	AA+	$3,399,699
5,000	Alaska Housing Finance Corporation, General Housing Purpose Bonds, Series 2005B-2, 5.250%, 12/01/30 – NPFG Insured	6/15 at 100.00	AA+	5,112,650
3,000	Anchorage, Alaska, General Obligation Bonds, Series 2003B, 5.000%, 9/01/23 (Pre-refunded 9/01/13) – FGIC Insured	9/13 at 100.00	AA (4)	3,250,140
2,500	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/32	6/14 at 100.00	B2	1,788,175
13,835	Total Alaska			13,550,664
	Arizona – 0.7%
1,400	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children’s Hospital, Series 2002A, 6.250%, 2/15/21 (Pre-refunded 2/15/12)	2/12 at 101.00	N/R (4)	1,438,458
2,500	Phoenix Civic Improvement Corporation, Arizona, Senior Lien Airport Revenue Bonds, Series 2008A, 5.000%, 7/01/38	7/18 at 100.00	AA–	2,582,050
2,575	Quechan Indian Tribe of the Fort Yuma Reservation, Arizona, Government Project Bonds, Series 2008, 7.000%, 12/01/27	12/17 at 102.00	N/R	2,393,128
5,600	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37	No Opt. Call	A	5,079,032
1,000	Scottsdale Industrial Development Authority, Arizona, Hospital Revenue Bonds, Scottsdale Healthcare, Series 2008A, 5.250%, 9/01/30	9/13 at 100.00	A–	1,003,130
13,075	Total Arizona			12,495,798
	Arkansas – 0.1%
2,000	University of Arkansas, Fayetteville, Various Facilities Revenue Bonds, Series 2002, 5.000%, 12/01/32 – FGIC Insured	12/12 at 100.00	Aa2	2,022,740
	California – 13.9%
	California Department of Water Resources, Power Supply Revenue Bonds, Series 2002A:
10,000	5.125%, 5/01/19 (Pre-refunded 5/01/12)	5/12 at 101.00	Aaa	10,346,200
10,000	5.250%, 5/01/20 (Pre-refunded 5/01/12)	5/12 at 101.00	Aaa	10,352,400
	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanante System, Series 2006:
5,000	5.000%, 4/01/37 – BHAC Insured	4/16 at 100.00	AA+	5,075,950
6,000	5.000%, 4/01/37	4/16 at 100.00	A+	5,877,120
2,335	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Series 2010A, 5.750%, 7/01/40	7/20 at 100.00	Baa2	2,281,902
2,130	California Pollution Control Financing Authority, Revenue Bonds, Pacific Gas and Electric Company, Series 2004C, 4.750%, 12/01/23 – FGIC Insured (Alternative Minimum Tax)	6/17 at 100.00	A3	2,209,151
2,500	California State Public Works Board, Lease Revenue Bonds, Department of Corrections, Series 2003C, 5.500%, 6/01/22	12/13 at 100.00	A2	2,570,325
	California State, General Obligation Bonds, Series 2003:
14,600	5.250%, 2/01/28	8/13 at 100.00	A1	14,990,404
11,250	5.000%, 2/01/33	8/13 at 100.00	A1	11,347,538
5,000	California State, General Obligation Bonds, Various Purpose Series 2011, 5.000%, 10/01/41	10/21 at 100.00	A1	5,001,700
16,000	California State, Various Purpose General Obligation Bonds, Series 2007, 5.000%, 6/01/37	6/17 at 100.00	A1	16,034,080
9,145	California Statewide Community Development Authority, Certificates of Participation, Internext Group, Series 1999, 5.375%, 4/01/17	4/12 at 100.00	BBB	9,145,640
3,500	California Statewide Community Development Authority, Revenue Bonds, Methodist Hospital Project, Series 2009, 6.750%, 2/01/38	8/19 at 100.00	Aa2	3,981,915
3,600	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007A, 5.750%, 7/01/47 – FGIC Insured	7/18 at 100.00	AA–	3,651,552
5,000	Coast Community College District, Orange County, California, General Obligation Bonds, Series 2006C, 0.000%, 8/01/32 – AGM Insured	8/18 at 100.00	AA+	4,605,000

Nuveen Investments	19

Nuveen Municipal Value Fund, Inc. (continued)
NUV	Portfolio of Investments
October 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$4,505	Covina-Valley Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2003B, 0.000%, 6/01/28 – FGIC Insured	No Opt. Call	A+	$1,601,482
16,045	Desert Community College District, Riverside County, California, General Obligation Bonds, Election 2004 Series 2007C, 0.000%, 8/01/33 – AGM Insured	8/17 at 42.63	AA+	4,092,759
30,000	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Series 1995A, 0.000%, 1/01/22 (ETM)	No Opt. Call	Aaa	22,555,800
21,150	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2003B, 5.000%, 6/01/38 (Pre-refunded 6/01/13) – AMBAC Insured	6/13 at 100.00	AAA	22,627,328
	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A:
6,810	5.000%, 6/01/29 – AMBAC Insured	6/12 at 100.00	A2	6,810,136
5,280	5.000%, 6/01/38 – FGIC Insured	6/15 at 100.00	A2	5,055,283
10,000	5.000%, 6/01/45	6/15 at 100.00	A2	9,367,900
3,540	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2003A-1, 6.750%, 6/01/39 (Pre-refunded 6/01/13)	6/13 at 100.00	Aaa	3,884,796
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
3,060	4.500%, 6/01/27	6/17 at 100.00	BBB–	2,476,152
7,870	5.000%, 6/01/33	6/17 at 100.00	BB+	5,560,785
1,500	5.125%, 6/01/47	6/17 at 100.00	BB+	976,800
4,500	Hemet Unified School District, Riverside County, California, General Obligation Bonds, Series 2008B, 5.125%, 8/01/37 – AGC Insured	8/16 at 102.00	AA+	4,660,515
4,000	Los Angeles Regional Airports Improvement Corporation, California, Sublease Revenue Bonds, Los Angeles International Airport, American Airlines Inc. Terminal 4 Project, Series 2002C, 7.500%, 12/01/24 (Alternative Minimum Tax)	12/12 at 102.00	B–	3,686,760
	Merced Union High School District, Merced County, California, General Obligation Bonds, Series 1999A:
2,500	0.000%, 8/01/23 – FGIC Insured	No Opt. Call	AA–	1,320,600
2,555	0.000%, 8/01/24 – FGIC Insured	No Opt. Call	AA–	1,252,563
2,365	Montebello Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2004, 0.000%, 8/01/27 – FGIC Insured	No Opt. Call	A+	901,964
3,550	M-S-R Energy Authority, California, Gas Revenue Bonds, Series 2009C, 6.500%, 11/01/39	No Opt. Call	A	4,004,365
4,900	Ontario, California, Certificates of Participation, Water System Improvement Project, Refunding Series 2004, 5.000%, 7/01/29 – NPFG Insured	7/14 at 100.00	AA–	4,980,948
2,350	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.750%, 11/01/39	11/19 at 100.00	Baa3	2,407,082
2,730	Rancho Mirage Joint Powers Financing Authority, California, Certificates of Participation, Eisenhower Medical Center, Series 1997B, 4.875%, 7/01/22 – NPFG Insured	7/15 at 102.00	Baa1	2,733,849
8,000	Rancho Mirage Joint Powers Financing Authority, California, Revenue Bonds, Eisenhower Medical Center, Series 2004, 5.625%, 7/01/34 (Pre-refunded 7/01/14)	7/14 at 100.00	Baa2 (4)	9,060,640
15,505	Riverside Public Financing Authority, California, University Corridor Tax Allocation Bonds, Series 2007C, 5.000%, 8/01/37 – NPFG Insured	8/17 at 100.00	Baa1	12,900,315
	San Bruno Park School District, San Mateo County, California, General Obligation Bonds, Series 2000B:
2,575	0.000%, 8/01/24 – FGIC Insured	No Opt. Call	AA	1,315,130
2,660	0.000%, 8/01/25 – FGIC Insured	No Opt. Call	AA	1,268,767
250	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds, Mission Bay South Redevelopment Project, Series 2011D, 7.000%, 8/01/41	2/21 at 100.00	BBB	263,348
	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Refunding Bonds, Series 1997A:
11,165	0.000%, 1/15/25 – NPFG Insured	No Opt. Call	Baa1	3,797,775
14,605	0.000%, 1/15/35 – NPFG Insured	No Opt. Call	Baa1	2,053,609
5,000	San Jose, California, Airport Revenue Bonds, Series 2007A, 6.000%, 3/01/47 – AMBAC Insured (Alternative Minimum Tax)	3/17 at 100.00	A	5,159,150
13,220	San Mateo County Community College District, California, General Obligation Bonds, Series 2006B, 0.000%, 9/01/28 – NPFG Insured	No Opt. Call	Aaa	5,534,553

20	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$5,000	San Mateo Union High School District, San Mateo County, California, General Obligation Bonds, Election of 2000, Series 2002B, 0.000%, 9/01/24 – FGIC Insured	No Opt. Call	Aa1	$2,572,800
2,000	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Refunding Series 2005A-2, 5.400%, 6/01/27	6/17 at 100.00	BBB	1,689,120
1,300	University of California, General Revenue Bonds, Refunding Series 2009O, 5.250%, 5/15/39	No Opt. Call	Aa1	1,397,396
344	Yuba County Water Agency, California, Yuba River Development Revenue Bonds, Pacific Gas and Electric Company, Series 1966A, 4.000%, 3/01/16	3/12 at 100.00	Baa1	338,995
326,894	Total California			265,780,342
	Colorado – 4.3%
5,000	Arkansas River Power Authority, Colorado, Power Revenue Bonds, Series 2006, 5.250%, 10/01/40 – SYNCORA GTY Insured	10/16 at 100.00	BBB	4,398,000
5,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2006A, 4.500%, 9/01/38	9/16 at 100.00	AA	4,567,150
11,925	Colorado Health Facilities Authority, Health Facilities Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40	No Opt. Call	AA	11,790,844
2,100	Colorado Health Facilities Authority, Revenue Bonds, Catholic Health Initiatives, Series 2002A, 5.500%, 3/01/32 (Pre-refunded 3/02/12)	3/12 at 100.00	N/R (4)	2,137,149
750	Colorado Health Facilities Authority, Revenue Bonds, Longmont United Hospital, Series 2006B, 5.000%, 12/01/23 – RAAI Insured	12/16 at 100.00	Baa2	745,935
1,700	Colorado Health Facilities Authority, Revenue Bonds, Poudre Valley Health System, Series 2005C, 5.250%, 3/01/40 – AGM Insured	9/18 at 102.00	AA+	1,732,606
530	Colorado Health Facilities Authority, Revenue Bonds, Vail Valley Medical Center, Series 2001, 5.750%, 1/15/22	1/12 at 100.00	A–	531,367
18,915	Denver, Colorado, Airport System Revenue Refunding Bonds, Series 2003B, 5.000%, 11/15/33 – SYNCORA GTY Insured	11/13 at 100.00	A+	19,084,100
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
24,200	0.000%, 9/01/31 – NPFG Insured	No Opt. Call	Baa1	6,284,256
17,000	0.000%, 9/01/32 – NPFG Insured	No Opt. Call	Baa1	4,099,550
7,600	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Refunding Series 2006B, 0.000%, 9/01/39 – NPFG Insured	9/26 at 52.09	Baa1	1,025,848
	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B:
7,500	0.000%, 9/01/27 – NPFG Insured	9/20 at 67.94	Baa1	2,639,775
10,075	0.000%, 3/01/36 – NPFG Insured	9/20 at 41.72	Baa1	1,818,941
5,000	Ebert Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2007, 5.350%, 12/01/37 – RAAI Insured	12/17 at 100.00	N/R	3,582,650
7,000	Northwest Parkway Public Highway Authority, Colorado, Revenue Bonds, Senior Series 2001C, 5.700%, 6/15/21 (Pre-refunded 6/15/16) – AMBAC Insured	6/16 at 100.00	N/R (4)	8,287,020
5,000	Rangely Hospital District, Rio Blanco County, Colorado, General Obligation Bonds, Refunding Series 2011, 6.000%, 11/01/26	11/21 at 100.00	Baa1	5,255,100
3,750	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010, 6.000%, 1/15/41	7/20 at 100.00	Baa3	3,820,838
133,045	Total Colorado			81,801,129
	Connecticut – 0.2%
1,500	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hartford Healthcare, Series 2011A, 5.000%, 7/01/41	7/21 at 100.00	A	1,491,855
8,670	Mashantucket Western Pequot Tribe, Connecticut, Subordinate Special Revenue Bonds, Series 2007A, 5.750%, 9/01/34	12/17 at 100.00	N/R	3,189,866
10,170	Total Connecticut			4,681,721
	District of Columbia – 0.5%
10,000	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Senior Lien Refunding Series 2007A, 4.500%, 10/01/30 – AMBAC Insured	10/16 at 100.00	A1	9,480,500

Nuveen Investments	21

Nuveen Municipal Value Fund, Inc. (continued)
NUV	Portfolio of Investments
October 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida – 5.4%
$3,000	Cape Coral, Florida, Water and Sewer Revenue Bonds, Refunding Series 2011, 5.000%, 10/01/41 – AGM Insured	10/21 at 100.00	AA+	$3,083,760
4,285	Escambia County Health Facilities Authority, Florida, Revenue Bonds, Ascension Health Credit Group, Series 2002C, 5.750%, 11/15/32	11/12 at 101.00	AA+	4,385,526
10,000	Florida State Board of Education, Public Education Capital Outlay Bonds, Series 2005E, 4.500%, 6/01/35 (UB)	6/15 at 101.00	AAA	10,022,200
2,650	Hillsborough County Industrial Development Authority, Florida, Hospital Revenue Bonds, Tampa General Hospital, Series 2006, 5.250%, 10/01/41	10/16 at 100.00	A3	2,528,895
10,690	Jacksonville, Florida, Better Jacksonville Sales Tax Revenue Bonds, Series 2001, 5.000%, 10/01/30 – AMBAC Insured	4/12 at 100.00	A1	10,690,962
3,000	JEA, Florida, Electric System Revenue Bonds, Series Three 2006A, 5.000%, 10/01/41 – AGM Insured	4/15 at 100.00	AA+	3,066,450
5,000	Marion County Hospital District, Florida, Revenue Bonds, Munroe Regional Medical Center, Series 2007, 5.000%, 10/01/34	10/17 at 100.00	A3	4,805,300
4,090	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	A	4,134,172
9,500	Miami-Dade County Health Facility Authority, Florida, Hospital Revenue Bonds, Miami Children’s Hospital, Series 2010A, 6.000%, 8/01/46	8/21 at 100.00	A	9,670,145
4,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010B, 5.000%, 10/01/29	10/20 at 100.00	A2	4,093,760
9,340	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2010, 5.000%, 10/01/39 – AGM Insured	10/20 at 100.00	AA+	9,724,808
8,250	Orange County School Board, Florida, Certificates of Participation, Series 2002A, 5.000%, 8/01/27 – NPFG Insured	8/12 at 100.00	AA–	8,302,223
2,900	Orange County, Florida, Tourist Development Tax Revenue Bonds, Series 2006, 5.000%, 10/01/31 – SYNCORA GTY Insured	10/16 at 100.00	A+	2,947,212
9,250	Port Saint Lucie, Florida, Special Assessment Revenue Bonds, Southwest Annexation District 1B, Series 2007, 5.000%, 7/01/40 – NPFG Insured	7/17 at 100.00	Baa1	8,486,320
2,500	Seminole Tribe of Florida, Special Obligation Bonds, Series 2007A, 144A, 5.250%, 10/01/27	10/17 at 100.00	BBB–	2,297,075
14,730	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Series 2007, 5.000%, 8/15/42 (UB)	8/17 at 100.00	AA	14,717,332
103,185	Total Florida			102,956,140
	Georgia – 0.9%
10,240	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 1999A, 5.000%, 11/01/38 – FGIC Insured	11/11 at 100.00	A1	10,241,434
2,500	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2001A, 5.000%, 11/01/33 – NPFG Insured	5/12 at 100.00	A1	2,504,825
4,000	Augusta, Georgia, Water and Sewerage Revenue Bonds, Series 2004, 5.250%, 10/01/39 – AGM Insured	10/14 at 100.00	AA+	4,226,960
16,740	Total Georgia			16,973,219
	Hawaii – 1.1%
7,140	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaiian Electric Company Inc., Series 1997A, 5.650%, 10/01/27 – NPFG Insured	10/12 at 101.00	Baa1	7,158,850
1,735	Honolulu City and County, Hawaii, General Obligation Bonds, Series 2003A, 5.250%, 3/01/28 – NPFG Insured	3/13 at 100.00	Aa1	1,802,266
10,590	Honolulu City and County, Hawaii, General Obligation Bonds, Series 2003A, 5.250%, 3/01/28 (Pre-refunded 3/01/13) – NPFG Insured	3/13 at 100.00	Aa1 (4)	11,278,456
19,465	Total Hawaii			20,239,572
	Illinois – 13.0%
2,060	Aurora, Illinois, Golf Course Revenue Bonds, Series 2000, 6.375%, 1/01/20	1/12 at 100.00	A+	2,065,212
17,205	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1, 0.000%, 12/01/24 – FGIC Insured	No Opt. Call	AA–	8,722,591
5,000	Chicago Housing Authority, Illinois, Revenue Bonds, Capital Fund Program, Series 2001, 5.375%, 7/01/18 (Pre-refunded 7/01/12)	7/12 at 100.00	Aaa	5,170,750

22	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$1,500	Chicago Park District, Illinois, General Obligation Bonds, Limited Tax Series 2011A, 5.000%, 1/01/36	1/22 at 100.00	AA+	$1,559,940
285	Chicago, Illinois, General Obligation Bonds, Series 2002A, 5.625%, 1/01/39 – AMBAC Insured	7/12 at 100.00	Aa3	286,810
9,715	Chicago, Illinois, General Obligation Bonds, Series 2002A, 5.625%, 1/01/39 (Pre-refunded 7/01/12) – AMBAC Insured	7/12 at 100.00	Aa3 (4)	10,064,254
2,575	Chicago, Illinois, Second Lien Passenger Facility Charge Revenue Bonds, O’Hare International Airport, Series 2001C, 5.100%, 1/01/26 – AMBAC Insured (Alternative Minimum Tax)	1/12 at 100.00	A2	2,575,876
2,825	Chicago, Illinois, Third Lien General Airport Revenue Bonds, O’Hare International Airport, Series 2003C-2, 5.250%, 1/01/30 – AGM Insured (Alternative Minimum Tax)	1/14 at 100.00	AA+	2,830,226
3,320	Cook and DuPage Counties Combined School District 113A Lemont, Illinois, General Obligation Bonds, Series 2002, 0.000%, 12/01/20 – FGIC Insured	No Opt. Call	BBB	1,982,438
3,020	Cook County High School District 209, Proviso Township, Illinois, General Obligation Bonds, Series 2004, 5.000%, 12/01/19 – AGM Insured	12/16 at 100.00	AA+	3,214,277
8,875	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A, 5.250%, 11/15/33	11/20 at 100.00	AA	9,174,798
3,260	Cook County, Illinois, Recovery Zone Facility Revenue Bonds, Navistar International Corporation Project, Series 2010, 6.500%, 10/15/40	10/20 at 100.00	BB–	3,377,947
385	DuPage County Community School District 200, Wheaton, Illinois, General Obligation Bonds, Series 2003B, 5.250%, 11/01/20 – AGM Insured	11/13 at 100.00	Aa3	413,167
1,615	DuPage County Community School District 200, Wheaton, Illinois, General Obligation Bonds, Series 2003B, 5.250%, 11/01/20 (Pre-refunded 11/01/13) – AGM Insured	11/13 at 100.00	Aa3 (4)	1,767,068
5,000	Illinois Development Finance Authority, Gas Supply Revenue Bonds, Peoples Gas, Light and Coke Company, Series 2003E, 4.875%, 11/01/38 (Mandatory put 11/01/18) – AMBAC Insured (Alternative Minimum Tax)	11/13 at 101.00	A1	5,143,900
28,030	Illinois Development Finance Authority, Local Government Program Revenue Bonds, Kane, Cook and DuPage Counties School District U46 – Elgin, Series 2002, 0.000%, 1/01/19 – AGM Insured	No Opt. Call	Aa3	21,081,363
1,800	Illinois Development Finance Authority, Local Government Program Revenue Bonds, Winnebago and Boone Counties School District 205 – Rockford, Series 2000, 0.000%, 2/01/19 – AGM Insured	No Opt. Call	Aa3	1,347,858
3,180	Illinois Development Finance Authority, Revenue Bonds, Chicago Charter School Foundation, Series 2002A, 6.250%, 12/01/32 (Pre-refunded 12/01/12)	12/12 at 100.00	N/R (4)	3,375,793
1,450	Illinois Development Finance Authority, Revenue Bonds, Illinois Wesleyan University, Series 2001, 5.125%, 9/01/35 – AMBAC Insured	3/12 at 100.00	BBB+	1,359,868
1,875	Illinois Finance Authority, Revenue Bonds, Central DuPage Health, Series 2009B, 5.500%, 11/01/39	11/19 at 100.00	AA	1,944,319
3,000	Illinois Finance Authority, Revenue Bonds, Central DuPage Health, Series 2009, 5.250%, 11/01/39	11/19 at 100.00	AA	3,061,830
5,245	Illinois Finance Authority, Revenue Bonds, Loyola University of Chicago, Tender Option Bond Trust 1137, 9.132%, 7/01/15 (IF)	No Opt. Call	Aa1	5,567,148
5,000	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial Hospital, Series 2004A, 5.500%, 8/15/43 (Pre-refunded 8/15/14)	8/14 at 100.00	N/R (4)	5,644,550
4,985	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Refunding Series 2010A, 6.000%, 5/15/39	5/20 at 100.00	A	5,158,029
4,800	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A, 7.750%, 8/15/34	8/19 at 100.00	BBB+	5,336,448
3,975	Illinois Finance Authority, Revenue Bonds, Sherman Health Systems, Series 2007A, 5.500%, 8/01/37	8/17 at 100.00	BBB	3,659,584
2,500	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2011C, 5.500%, 8/15/41	2/21 at 100.00	AA–	2,634,500
3,000	Illinois Finance Authority, Revenue Refunding Bonds, Silver Cross Hospital and Medical Centers, Series 2008A, 5.500%, 8/15/30	8/18 at 100.00	BBB	2,762,280
8,385	Illinois Health Facilities Authority, Revenue Bonds, Sherman Health Systems, Series 1997, 5.250%, 8/01/22 – AMBAC Insured	2/12 at 100.00	BBB	8,386,761
3,595	Illinois Health Facilities Authority, Revenue Bonds, South Suburban Hospital, Series 1992, 7.000%, 2/15/18 (ETM)	No Opt. Call	N/R (4)	4,285,420
5,000	Illinois Sports Facility Authority, State Tax Supported Bonds, Series 2001, 5.500%, 6/15/30 – AMBAC Insured	6/15 at 101.00	A	5,267,350

Nuveen Investments	23

Nuveen Municipal Value Fund, Inc. (continued)
NUV	Portfolio of Investments
October 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$5,000	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-2, 5.500%, 1/01/36 – ACA Insured	1/16 at 100.00	B–	$3,482,250
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 1993A:
19,330	0.000%, 6/15/17 – FGIC Insured	No Opt. Call	A2	15,884,041
13,070	0.000%, 6/15/18 – FGIC Insured	No Opt. Call	A2	10,174,342
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 1994B:
7,250	0.000%, 6/15/18 – NPFG Insured	No Opt. Call	AAA	5,643,763
3,385	0.000%, 6/15/21 – NPFG Insured	No Opt. Call	AAA	2,194,360
5,190	0.000%, 6/15/28 – NPFG Insured	No Opt. Call	AAA	2,064,011
11,610	0.000%, 6/15/29 – FGIC Insured	No Opt. Call	AAA	4,293,726
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A:
10,000	0.000%, 6/15/24 – NPFG Insured	6/22 at 101.00	AAA	8,338,400
21,375	0.000%, 6/15/34 – NPFG Insured	No Opt. Call	AAA	5,593,196
21,000	0.000%, 12/15/35 – NPFG Insured	No Opt. Call	AAA	5,015,850
21,070	0.000%, 6/15/36 – NPFG Insured	No Opt. Call	AAA	4,862,113
10,375	0.000%, 12/15/36 – NPFG Insured	No Opt. Call	AAA	2,323,896
25,825	0.000%, 6/15/39 – NPFG Insured	No Opt. Call	AAA	4,984,483
8,460	5.250%, 6/15/42 – NPFG Insured	6/12 at 101.00	AAA	8,473,113
16,700	Metropolitan Pier and Exposition Authority, Illinois, Revenue Refunding Bonds, McCormick Place Expansion Project, Series 1996A, 0.000%, 12/15/21 – NPFG Insured	No Opt. Call	AA–	10,537,700
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Refunding Bonds, McCormick Place Expansion Project, Series 2002B:
3,775	0.000%, 6/15/20 – NPFG Insured	6/17 at 101.00	AAA	3,953,407
5,715	0.000%, 6/15/21 – NPFG Insured	6/17 at 101.00	AAA	5,978,233
1,000	Round Lake, Lake County, Illinois, Special Tax Bonds, Lakewood Grove Special Service Area 4, Series 2007, 4.700%, 3/01/33 – AGC Insured	3/17 at 100.00	AA+	1,001,110
805	Tri-City Regional Port District, Illinois, Port and Terminal Facilities Revenue Refunding Bonds, Delivery Network Project, Series 2003A, 4.900%, 7/01/14 (Alternative Minimum Tax)	No Opt. Call	N/R	710,147
1,575	Will County Community School District 161, Summit Hill, Illinois, Capital Appreciation School Bonds, Series 1999, 0.000%, 1/01/18 – FGIC Insured	No Opt. Call	N/R	1,180,888
720	Will County Community School District 161, Summit Hill, Illinois, Capital Appreciation School Bonds, Series 1999, 0.000%, 1/01/18 – FGIC Insured (ETM)	No Opt. Call	N/R (4)	632,390
3,680	Will County Community Unit School District 201U, Crete-Monee, Will County, Illinois, General Obligation Bonds, Capital Appreciation Series 2004, 0.000%, 11/01/16 – FGIC Insured	No Opt. Call	A+	3,116,150
369,370	Total Illinois			249,659,924
	Indiana – 2.1%
300	Anderson, Indiana, Economic Development Revenue Bonds, Anderson University, Series 2007, 5.000%, 10/01/24	4/14 at 100.00	N/R	247,284
8,010	Indiana Bond Bank, State Revolving Fund Program Bonds, Series 2001A, 5.375%, 2/01/19 (Pre-refunded 2/01/13) (Alternative Minimum Tax)	2/13 at 101.00	N/R (4)	8,560,607
1,990	Indiana Bond Bank, State Revolving Fund Program Bonds, Series 2001A, 5.375%, 2/01/19	2/13 at 101.00	AAA	2,108,166
3,000	Indiana Health Facility Financing Authority, Hospital Revenue Bonds, Deaconess Hospital Inc., Series 2004A, 5.375%, 3/01/34 – AMBAC Insured	3/14 at 100.00	A	3,010,830
2,000	Indiana Health Facility Financing Authority, Revenue Bonds, Community Foundation of Northwest Indiana, Series 2007, 5.500%, 3/01/37	3/17 at 100.00	BBB+	1,968,940
4,450	Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series 2007A, 5.000%, 1/01/42 – NPFG Insured	1/17 at 100.00	A+	4,548,212
	Indianapolis Local Public Improvement Bond Bank, Indiana, Series 1999E:
12,500	0.000%, 2/01/21 – AMBAC Insured	No Opt. Call	AA	8,718,625
14,595	0.000%, 2/01/27 – AMBAC Insured	No Opt. Call	AA	7,043,547
4,425	Whiting Redevelopment District, Indiana, Tax Increment Revenue Bonds, Lakefront Development Project, Series 2010, 6.750%, 1/15/32	7/20 at 100.00	N/R	4,456,196
51,270	Total Indiana			40,662,407

24	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Iowa – 0.6%
$2,375	Iowa Finance Authority, Single Family Mortgage Revenue Bonds, Series 2007B, 4.800%, 1/01/37 (Alternative Minimum Tax)	7/16 at 100.00	Aaa	$2,342,391
3,500	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, Wartburg College, Series 2002, 5.500%, 10/01/33 (Pre-refunded 10/01/12) – ACA Insured	10/12 at 100.00	N/R (4)	3,665,970
7,000	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C, 5.625%, 6/01/46	6/15 at 100.00	BBB	5,022,220
12,875	Total Iowa			11,030,581
	Kansas – 0.6%
10,000	Kansas Department of Transportation, Highway Revenue Bonds, Series 2004A, 5.000%, 3/01/22	3/14 at 100.00	AAA	10,834,200
	Kentucky – 0.1%
985	Greater Kentucky Housing Assistance Corporation, FHA-Insured Section 8 Mortgage Revenue Refunding Bonds, Series 1997A, 6.100%, 1/01/24 – NPFG Insured	1/12 at 100.00	Baa1	986,310
1,000	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1, 6.000%, 12/01/38 – AGC Insured	6/18 at 100.00	AA+	1,058,620
1,985	Total Kentucky			2,044,930
	Louisiana – 3.1%
2,310	Louisiana Local Government Environment Facilities and Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Projects, Series 2009A, 6.500%, 8/01/29	8/20 at 100.00	BBB–	2,458,764
5,450	Louisiana Local Government Environment Facilities and Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Projects, Series 2010A-1, 6.500%, 11/01/35	11/20 at 100.00	BBB–	5,696,340
12,000	Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Project, Series 2007, 6.750%, 11/01/32	11/17 at 100.00	BBB–	12,546,720
5,150	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries of Our Lady Health System, Series 2005A, 5.250%, 8/15/32	8/15 at 100.00	A+	5,114,156
2,340	Louisiana Public Facilities Authority, Hospital Revenue Refunding Bonds, Southern Baptist Hospital, Series 1986, 8.000%, 5/15/12 (ETM)	11/11 at 100.00	AA+ (4)	2,433,085
3,620	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.250%, 5/15/38	5/17 at 100.00	Baa1	3,424,411
28,595	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Bonds, Series 2001B, 5.875%, 5/15/39	11/11 at 101.00	A–	28,613,873
59,465	Total Louisiana			60,287,349
	Maine – 0.1%
1,050	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, MaineGeneral Medical Center, Series 2011, 6.750%, 7/01/41	7/21 at 100.00	Baa3	1,083,705
	Maryland – 0.5%
3,500	Maryland Energy Financing Administration, Revenue Bonds, AES Warrior Run Project, Series 1995, 7.400%, 9/01/19 (Alternative Minimum Tax)	3/12 at 100.00	N/R	3,524,500
1,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Adventist Healthcare, Series 2011A, 6.125%, 1/01/36	1/22 at 100.00	Baa2	1,497,030
4,600	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health, Series 2004, 5.500%, 8/15/33	8/14 at 100.00	A2	4,658,190
9,600	Total Maryland			9,679,720
	Massachusetts – 1.4%
1,720	Massachusetts Development Finance Agency, Resource Recovery Revenue Bonds, Ogden Haverhill Associates, Series 1998B, 5.100%, 12/01/12 (Alternative Minimum Tax)	12/11 at 100.00	A–	1,721,600
4,460	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Cape Cod Health Care Inc., Series 2001C, 5.250%, 11/15/31 – RAAI Insured	11/11 at 101.00	BBB+	4,328,118
500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, CareGroup Inc., Series 2008E-1 &2, 5.125%, 7/01/38	7/18 at 100.00	A–	495,655
2,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Northern Berkshire Community Services Inc., Series 2004A, 6.375%, 7/01/34 (5), (6)	7/14 at 100.00	D	720,000

Nuveen Investments	25

Nuveen Municipal Value Fund, Inc. (continued)
NUV	Portfolio of Investments
October 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Massachusetts (continued)
	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Northern Berkshire Community Services Inc., Series 2004B:
$1,340	6.250%, 7/01/24 (5), (6)	7/14 at 100.00	D	$482,400
1,000	6.375%, 7/01/34 (5), (6)	7/14 at 100.00	D	360,000
2,300	Massachusetts Health and Educational Facilities Authority, Revenue Refunding Bonds, Suffolk University Issue, Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	BBB	2,307,567
12,435	Massachusetts Housing Finance Agency, Housing Bonds, Series 2009F, 5.700%, 6/01/40	12/18 at 100.00	AA–	12,772,983
4,250	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Series 2000-6, 5.500%, 8/01/30	2/12 at 100.00	AAA	4,264,238
30,005	Total Massachusetts			27,452,561
	Michigan – 3.1%
11,485	Detroit Local Development Finance Authority, Michigan, Tax Increment Bonds, Series 1998A, 5.500%, 5/01/21	5/12 at 100.00	B–	6,865,618
5,000	Detroit Water Supply System, Michigan, Water Supply System Revenue Bonds, Series 2006D, 4.625%, 7/01/32 – AGM Insured	7/16 at 100.00	AA+	4,747,450
8,000	Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Series 2005A, 5.000%, 7/01/35 – NPFG Insured	7/15 at 100.00	A	7,928,240
2,000	Detroit, Michigan, Sewage Disposal System Revenue Bonds, Series 2001C-2, 5.250%, 7/01/29 – FGIC Insured	7/18 at 100.00	AA+	2,093,060
2,000	Kalamazoo Hospital Finance Authority, Michigan, Hospital Revenue Refunding Bonds, Bronson Methodist Hospital, Series 2010, 5.250%, 5/15/36 – AGM Insured	5/20 at 100.00	Aa3	2,049,020
4,500	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2011, 5.000%, 12/01/39	No Opt. Call	AA	4,489,695
5,240	Michigan Municipal Bond Authority, Clean Water Revolving Fund Revenue Refunding Bonds, Series 2002, 5.250%, 10/01/19	10/12 at 100.00	AAA	5,448,814
	Michigan Municipal Bond Authority, Public School Academy Revenue Bonds, Detroit Academy of Arts and Sciences Charter School, Series 2001A:
80	7.500%, 10/01/12	4/12 at 100.00	B1	80,056
5,000	7.900%, 10/01/21	4/12 at 100.00	B1	4,985,900
3,500	8.000%, 10/01/31	4/12 at 100.00	B1	3,362,030
8,460	Michigan State Building Authority, Revenue Bonds, Facilities Program, Series 2005I, 5.000%, 10/15/22 – AMBAC Insured	10/15 at 100.00	Aa3	8,882,746
7,200	Michigan Strategic Fund, Limited Obligation Resource Recovery Revenue Refunding Bonds, Detroit Edison Company, Series 2002D, 5.250%, 12/15/32 – SYNCORA GTY Insured	12/12 at 100.00	BBB+	7,231,752
1,150	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Refunding Series 2009V, 8.250%, 9/01/39	9/18 at 100.00	A1	1,366,534
63,615	Total Michigan			59,530,915
	Minnesota – 0.9%
1,750	Breckenridge, Minnesota, Revenue Bonds, Catholic Health Initiatives, Series 2004A, 5.000%, 5/01/30	5/14 at 100.00	AA	1,780,608
6,375	Minneapolis Health Care System, Minnesota, Revenue Bonds, Fairview Hospital and Healthcare Services, Series 2008A, 6.625%, 11/15/28	11/18 at 100.00	A	7,084,920
2,300	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Refunding Subordinate Lien Series 2005C, 5.000%, 1/01/31 – FGIC Insured	1/15 at 100.00	A	2,337,191
265	Minnesota Housing Finance Agency, Rental Housing Bonds, Series 1995D, 5.900%, 8/01/15 – NPFG Insured	2/12 at 100.00	AA+	266,179
6,730	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Facilities Revenue Bonds, HealthPartners Obligated Group, Series 2006, 5.250%, 5/15/36	11/16 at 100.00	A3	6,580,056
17,420	Total Minnesota			18,048,954
	Missouri – 3.5%
6,000	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit Sales Tax Appropriation Bonds, Metrolink Cross County Extension Project, Series 2002B, 5.000%, 10/01/32 – AGM Insured	10/13 at 100.00	AA+	6,077,940

26	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Missouri (continued)
$40,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, BJC Health System, Series 2003, 5.250%, 5/15/32 (UB)	5/13 at 100.00	AA	$40,413,600
12,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, SSM Health Care System, Series 2010B, 5.000%, 6/01/30	6/20 at 100.00	AA–	12,461,760
4,000	Sugar Creek, Missouri, Industrial Development Revenue Bonds, Lafarge North America Inc., Series 2003A, 5.650%, 6/01/37 (Alternative Minimum Tax)	6/13 at 101.00	BB+	3,534,680
	West Plains Industrial Development Authority, Missouri, Hospital Facilities Revenue Bonds, Ozark Medical Center, Series 1997:
390	5.500%, 11/15/12	11/11 at 100.00	B+	388,167
1,080	5.600%, 11/15/17	11/11 at 100.00	B+	1,035,688
3,175	West Plains Industrial Development Authority, Missouri, Hospital Facilities Revenue Bonds, Ozark Medical Center, Series 1999, 6.750%, 11/15/24	11/11 at 100.00	B+	3,097,149
66,645	Total Missouri			67,008,984
	Montana – 0.3%
3,750	Forsyth, Rosebud County, Montana, Pollution Control Revenue Refunding Bonds, Puget Sound Energy, Series 2003A, 5.000%, 3/01/31 – AMBAC Insured	3/13 at 101.00	A–	3,803,738
1,540	Montana Higher Education Student Assistance Corporation, Student Loan Revenue Bonds, Subordinate Series 1998B, 5.500%, 12/01/31 (Alternative Minimum Tax)	12/11 at 100.00	A2	1,447,646
5,290	Total Montana			5,251,384
	Nebraska – 0.3%
5,000	Omaha Public Power District, Nebraska, Electric System Revenue Bonds, Series 2008A, 5.500%, 2/01/39	2/18 at 100.00	Aa1	5,435,300
	Nevada – 1.1%
2,500	Carson City, Nevada, Hospital Revenue Bonds, Carson-Tahoe Hospital, Series 2003A, 5.125%, 9/01/29 – RAAI Insured	9/13 at 100.00	BBB+	2,263,525
5,000	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2010B, 5.750%, 7/01/42	1/20 at 100.00	Aa3	5,368,100
	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Vegas Monorail Project, First Tier, Series 2000:
15,095	0.000%, 1/01/24 – AMBAC Insured	No Opt. Call	N/R	1,704,226
11,000	0.000%, 1/01/25 – AMBAC Insured	No Opt. Call	N/R	1,169,300
4,000	5.625%, 1/01/32 – AMBAC Insured (6)	1/12 at 100.00	N/R	920,000
22,010	5.375%, 1/01/40 – AMBAC Insured (6)	1/12 at 100.00	N/R	5,062,300
2,500	Reno, Nevada, Health Facilities Revenue Bonds, Catholic Healthcare West, Series 2007A, Trust 2634, 18.534%, 7/01/31 – BHAC Insured (IF)	7/17 at 100.00	AA+	2,838,000
1,500	Sparks Tourism Improvement District 1, Legends at Sparks Marina, Nevada, Senior Sales Tax Revenue Bonds Series 2008A, 6.750%, 6/15/28	6/18 at 100.00	B2	1,259,160
63,605	Total Nevada			20,584,611
	New Hampshire – 0.1%
1,500	New Hampshire Business Finance Authority, Revenue Bonds, Elliot Hospital Obligated Group Issue, Series 2009A, 6.125%, 10/01/39	10/19 at 100.00	BBB+	1,474,320
	New Jersey – 5.4%
23,625	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999, 6.250%, 9/15/29 (Alternative Minimum Tax)	3/12 at 100.00	B	22,430,520
9,000	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 2000, 7.000%, 11/15/30 (Alternative Minimum Tax)	11/11 at 100.00	B	8,998,830
3,300	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Series 2007, 5.750%, 7/01/37	7/18 at 100.00	BBB–	3,165,261
4,740	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Series 2006B, 0.000%, 7/01/34	1/17 at 41.49	BBB	1,090,010
7,500	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2003C, 5.500%, 6/15/24 (Pre-refunded 6/15/13)	6/13 at 100.00	Aaa	8,121,300

Nuveen Investments	27

Nuveen Municipal Value Fund, Inc. (continued)
NUV	Portfolio of Investments
October 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C:
$30,000	0.000%, 12/15/30 – FGIC Insured	No Opt. Call	A+	$9,864,300
27,000	0.000%, 12/15/32 – AGM Insured	No Opt. Call	AA+	7,951,770
310	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C, 6.500%, 1/01/16 – NPFG Insured	No Opt. Call	A+	365,698
	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
105	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	A+ (4)	127,956
1,490	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	A+ (4)	1,652,425
27,185	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2002, 6.125%, 6/01/42 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA	28,117,717
7,165	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2003, 6.250%, 6/01/43 (Pre-refunded 6/01/13)	6/13 at 100.00	AAA	7,829,196
5,000	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 4.750%, 6/01/34	6/17 at 100.00	BB+	3,360,350
146,420	Total New Jersey			103,075,333
	New Mexico – 0.6%
1,500	University of New Mexico, Revenue Refunding Bonds, Series 1992A, 6.000%, 6/01/21	No Opt. Call	AA	1,781,520
9,600	University of New Mexico, Subordinate Lien Revenue Refunding and Improvement Bonds, Series 2002A, 5.000%, 6/01/32	6/12 at 100.00	AA	9,654,720
11,100	Total New Mexico			11,436,240
	New York – 5.6%
10,000	Dormitory Authority of the State of New York, FHA-Insured Mortgage Hospital Revenue Bonds, Kaleida Health, Series 2006, 4.700%, 2/15/35	8/16 at 100.00	AAA	10,018,500
8,500	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Kaleida Health, Series 2004, 5.050%, 2/15/25	2/14 at 100.00	AAA	8,710,630
2,000	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006B, 5.000%, 12/01/35	6/16 at 100.00	A–	2,040,500
1,510	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Vaughn College of Aeronautics, Series 2006B, 5.000%, 12/01/31	12/16 at 100.00	BB+	1,304,957
10,000	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, JFK Airport – American Airlines Inc., Series 2002B, 8.500%, 8/01/28 (Alternative Minimum Tax)	8/12 at 101.00	B–	9,291,600
5,500	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Series 2004B, 5.000%, 6/15/36 – AGM Insured (UB)	12/14 at 100.00	AAA	5,776,045
	New York City, New York, General Obligation Bonds, Fiscal Series 2003J:
1,450	5.500%, 6/01/21 (Pre-refunded 6/01/13)	6/13 at 100.00	AA (4)	1,567,755
385	5.500%, 6/01/22 (Pre-refunded 6/01/13)	6/13 at 100.00	AA (4)	416,266
	New York City, New York, General Obligation Bonds, Fiscal Series 2004C:
8,000	5.250%, 8/15/24	8/14 at 100.00	AA	8,773,600
6,000	5.250%, 8/15/25	8/14 at 100.00	AA	6,580,200
3,210	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003A-1C, 5.500%, 6/01/18	6/12 at 100.00	AA–	3,287,072
28,810	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003A-1, 5.500%, 6/01/19	6/13 at 100.00	AA–	30,742,287
8,980	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003A-1, 5.500%, 6/01/18 (Pre-refunded 6/01/12)	6/12 at 100.00	Aa3 (4)	9,255,417
8,575	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	BBB–	8,992,174
102,920	Total New York			106,757,003
	North Carolina – 0.7%
1,500	Charlotte, North Carolina, Certificates of Participation, Governmental Facilities Projects, Series 2003G, 5.000%, 6/01/33	6/13 at 100.00	AA+	1,523,085
3,000	Charlotte-Mecklenberg Hospital Authority, North Carolina, Carolinas HealthCare System Revenue Bonds, Series 2008A, 5.000%, 1/15/47	1/18 at 100.00	AA–	3,019,170

28	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	North Carolina (continued)
$1,500	Charlotte-Mecklenberg Hospital Authority, North Carolina, Health Care Revenue Bonds, Carolinas HealthCare System, Series 2011A, 5.125%, 1/15/37	1/21 at 100.00	AA–	$1,537,500
2,500	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 2003D, 5.125%, 1/01/26	1/13 at 100.00	A–	2,532,325
1,500	North Carolina Infrastructure Finance Corporation, Certificates of Participation, Correctional Facilities, Series 2004A, 5.000%, 2/01/20 (Pre-refunded 2/01/14)	2/14 at 100.00	AA+ (4)	1,644,435
2,000	North Carolina Medical Care Commission, Health System Revenue Bonds, Mission St. Joseph’s Health System, Series 2007, 4.500%, 10/01/31	10/17 at 100.00	AA	1,937,240
1,930	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Duke University Health System, Series 2010A, 5.000%, 6/01/42	6/20 at 100.00	AA	1,969,758
13,930	Total North Carolina			14,163,513
	North Dakota – 0.5%
7,820	Fargo, North Dakota, Health System Revenue Bonds, Sanford Health, Refunding Series 2011, 6.250%, 11/01/31	11/21 at 100.00	AA–	8,623,974
	Ohio – 2.9%
10,000	American Municipal Power Ohio Inc., General Revenue Bonds, Prairie State Energy Campus Project Series 2008A, 5.250%, 2/15/43	2/18 at 100.00	A1	10,447,900
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
5,700	5.375%, 6/01/24	6/17 at 100.00	BB–	4,503,285
690	5.125%, 6/01/24	6/17 at 100.00	BB–	531,652
5,500	5.875%, 6/01/30	6/17 at 100.00	BB–	4,158,440
17,165	5.750%, 6/01/34	6/17 at 100.00	BB–	12,457,670
3,335	6.000%, 6/01/42	6/17 at 100.00	BB–	2,430,748
11,940	5.875%, 6/01/47	6/17 at 100.00	BB+	8,481,937
14,300	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-3, 0.000%, 6/01/37	6/22 at 100.00	BB–	9,989,265
1,730	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2011A, 6.000%, 11/15/41	11/21 at 100.00	AA–	1,894,523
70,360	Total Ohio			54,895,420
	Oklahoma – 0.9%
1,400	Fort Sill Apache Tribe of Oklahoma Economic Development Authority, Gaming Enterprise Revenue Bonds, Fort Sill Apache Casino, Series 2011A, 8.500%, 8/25/26	8/21 at 100.00	N/R	1,397,382
9,955	Oklahoma Development Finance Authority, Revenue Bonds, St. John Health System, Series 2004, 5.125%, 2/15/31	2/14 at 100.00	A	10,069,881
5,045	Oklahoma Development Finance Authority, Revenue Bonds, St. John Health System, Series 2004, 5.125%, 2/15/31 (Pre-refunded 2/15/14)	2/14 at 100.00	AA+ (4)	5,559,237
16,400	Total Oklahoma			17,026,500
	Oregon – 0.2%
2,860	Oregon State Facilities Authority, Revenue Bonds, Willamette University, Series 2007A, 5.000%, 10/01/32	10/17 at 100.00	A	2,916,342
	Pennsylvania – 1.8%
10,300	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, West Penn Allegheny Health System, Series 2007A, 5.000%, 11/15/28	11/17 at 100.00	B+	8,619,349
6,500	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2004A, 5.500%, 12/01/31 – AMBAC Insured	12/14 at 100.00	Aa3	6,970,015
8,000	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2004D, 5.125%, 6/01/34 (Pre-refunded 6/01/14) – FGIC Insured	6/14 at 100.00	Aa2 (4)	8,904,640
10,075	State Public School Building Authority, Pennsylvania, Lease Revenue Bonds, Philadelphia School District, Series 2003, 5.000%, 6/01/33 (Pre-refunded 6/01/13) – AGM Insured	6/13 at 100.00	AA+ (4)	10,810,374
34,875	Total Pennsylvania			35,304,378

Nuveen Investments	29

Nuveen Municipal Value Fund, Inc. (continued)
NUV	Portfolio of Investments
October 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Puerto Rico – 2.6%
$8,340	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.000%, 7/01/44	7/18 at 100.00	Baa2	$8,651,749
13,000	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 5.250%, 7/01/39 – FGIC Insured	No Opt. Call	Baa1	12,693,200
5,450	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Co-Generation Facility Revenue Bonds, Series 2000A, 6.625%, 6/01/26 (Alternative Minimum Tax)	12/11 at 100.00	Baa3	5,449,455
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A:
11,000	0.000%, 8/01/32	8/26 at 100.00	A+	9,639,190
4,985	6.000%, 8/01/42	8/19 at 100.00	A+	5,387,987
4,310	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010C, 5.250%, 8/01/41	8/20 at 100.00	A+	4,374,564
70,300	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/54 – AMBAC Insured	No Opt. Call	Aa2	4,551,222
117,385	Total Puerto Rico			50,747,367
	Rhode Island – 1.2%
6,250	Rhode Island Health and Educational Building Corporation, Hospital Financing Revenue Bonds, Lifespan Obligated Group, Series 1996, 5.250%, 5/15/26 – NPFG Insured	11/11 at 100.00	A3	6,251,313
19,205	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A, 6.250%, 6/01/42	6/12 at 100.00	BBB+	17,621,548
25,455	Total Rhode Island			23,872,861
	South Carolina – 2.1%
7,000	Dorchester County School District 2, South Carolina, Installment Purchase Revenue Bonds, GROWTH, Series 2004, 5.250%, 12/01/29	12/14 at 100.00	AA–	7,172,550
3,000	Myrtle Beach, South Carolina, Hospitality and Accommodation Fee Revenue Bonds, Series 2004A, 5.000%, 6/01/36 – FGIC Insured	6/14 at 100.00	A+	3,036,450
11,550	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2004A-2, 0.000%, 1/01/28 – AMBAC Insured	No Opt. Call	AA+	5,032,797
4,320	South Carolina JOBS Economic Development Authority, Economic Development Revenue Bonds, Bon Secours Health System Inc., Series 2002A, 5.625%, 11/15/30 (Pre-refunded 11/15/12)	11/12 at 100.00	A3 (4)	4,558,896
16,430	South Carolina JOBS Economic Development Authority, Economic Development Revenue Bonds, Bon Secours Health System Inc., Series 2002B, 5.625%, 11/15/30	11/12 at 100.00	A–	16,431,150
4,215	Spartanburg Sanitary Sewer District, South Carolina, Sewer System Revenue Bonds, Series 2003B, 5.000%, 3/01/38 – NPFG Insured	3/14 at 100.00	AA–	4,271,650
46,515	Total South Carolina			40,503,493
	Tennessee – 1.0%
10,300	Jackson, Tennessee, Hospital Revenue Refunding Bonds, Jackson-Madison County General Hospital Project, Series 2008, 5.625%, 4/01/38	4/18 at 100.00	A+	10,692,121
	Knox County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Bonds, Baptist Health System of East Tennessee Inc., Series 2002:
3,000	6.375%, 4/15/22	4/12 at 101.00	A1	3,090,870
2,605	6.500%, 4/15/31	4/12 at 101.00	A1	2,675,596
3,000	Sullivan County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Wellmont Health System, Series 2006C, 5.250%, 9/01/36	9/16 at 100.00	BBB+	2,831,070
18,905	Total Tennessee			19,289,657
	Texas – 7.0%
5,000	Alliance Airport Authority, Texas, Special Facilities Revenue Bonds, American Airlines Inc., Series 2007, 5.250%, 12/01/29 (Alternative Minimum Tax) (6)	12/12 at 100.00	CCC+	2,659,500
2,000	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, Second Tier Series 2006B, 5.750%, 1/01/34	1/17 at 100.00	Ba2	1,795,800
30	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$5,110	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 1999C, 7.700%, 3/01/32 (Alternative Minimum Tax)	4/13 at 101.00	Ca	$1,330,389
	Central Texas Regional Mobility Authority, Travis and Williamson Counties, Toll Road Revenue Bonds, Series 2005:
4,000	5.000%, 1/01/35 – FGIC Insured	1/15 at 100.00	BBB	3,579,680
31,550	5.000%, 1/01/45 – FGIC Insured	1/15 at 100.00	BBB	27,283,178
11,850	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H, 0.000%, 11/15/27 – NPFG Insured	No Opt. Call	Baa1	3,717,582
13,770	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004-A3, 0.000%, 11/15/33 – NPFG Insured	11/24 at 59.10	Baa1	2,740,919
2,950	Harris County-Houston Sports Authority, Texas, Senior Lien Revenue Bonds, Series 2001G, 5.250%, 11/15/30 – NPFG Insured	11/11 at 100.00	Baa1	2,761,141
	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B:
24,755	0.000%, 9/01/29 – AMBAC Insured	No Opt. Call	A2	8,455,813
10,000	0.000%, 9/01/31 – AMBAC Insured	No Opt. Call	A2	2,959,000
5,000	Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson Memorial Hospital Project, Series 2005, 5.375%, 8/15/35	No Opt. Call	BBB–	4,681,300
1,750	Martin County Hospital District, Texas, Combination Limited Tax and Revenue Bonds, Series 2011A, 7.250%, 4/01/36	4/21 at 100.00	N/R	1,823,710
	North Texas Tollway Authority, First Tier System Revenue Refunding Bonds, Capital Appreciation Series 2008I:
30,000	0.000%, 1/01/42 – AGC Insured	1/25 at 100.00	AA+	27,672,900
5,220	0.000%, 1/01/43	1/25 at 100.00	A2	4,815,972
15,450	North Texas Tollway Authority, First Tier System Revenue Refunding Bonds, Series 2008D, 0.000%, 1/01/36 – AGC Insured	No Opt. Call	AA+	3,794,520
4,270	Port Corpus Christi Industrial Development Corporation, Texas, Revenue Refunding Bonds, Valero Refining and Marketing Company, Series 1997A, 5.400%, 4/01/18	4/12 at 100.00	BBB	4,271,366
5,000	Richardson Hospital Authority, Texas, Revenue Bonds, Richardson Regional Medical Center, Series 2004, 6.000%, 12/01/34	12/13 at 100.00	A	5,050,750
2,000	Sabine River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 2003A, 5.800%, 7/01/22	7/13 at 101.00	CC	482,340
3,000	San Antonio, Texas, Water System Revenue Bonds, Series 2005, 4.750%, 5/15/37 – NPFG Insured	5/15 at 100.00	Aa1	3,058,140
11,585	Tarrant County Cultural & Educational Facilities Financing Corporation, Texas, Revenue Bonds, Texas Health Resources Trust 1201, 9.131%, 2/15/30 (IF)	2/17 at 100.00	AA–	11,759,934
4,810	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White HealthCare Project, Series 2010, 5.500%, 8/15/45	8/20 at 100.00	A1	4,922,265
5,000	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Refunding Bonds, Christus Health, Series 2008, 6.500%, 7/01/37 – AGC Insured	1/19 at 100.00	AA+	5,388,950
204,070	Total Texas			135,005,149
	Utah – 0.4%
3,260	Eagle Mountain, Utah, Gas and Electric Revenue Bonds, Series 2005, 5.000%, 6/01/24 – RAAI Insured	6/15 at 100.00	N/R	3,264,108
205	Utah Housing Finance Agency, Single Family Mortgage Bonds, Series 1998G-2, Class I, 5.200%, 7/01/30 (Alternative Minimum Tax)	1/12 at 100.00	AAA	205,057
3,700	Utah State Board of Regents, Utah State University, Revenue Bonds, Series 2004, 5.000%, 4/01/35 (Pre-refunded 4/01/14) – NPFG Insured	4/14 at 100.00	AA (4)	4,067,447
7,165	Total Utah			7,536,612
	Virgin Islands – 0.1%
2,500	Virgin Islands Public Finance Authority, Revenue Bonds, Refinery Project – Hovensa LLC, Series 2003, 6.125%, 7/01/22 (Alternative Minimum Tax)	1/14 at 100.00	Ba2	2,299,350

Nuveen Investments	31

Nuveen Municipal Value Fund, Inc. (continued)
NUV	Portfolio of Investments
October 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Virginia – 0.6%
$1,500	Fairfax County Economic Development Authority, Virginia, Residential Care Facilities Mortgage Revenue Bonds, Goodwin House, Inc., Series 2007A, 5.125%, 10/01/42	10/17 at 100.00	N/R	$1,410,420
4,125	Metropolitan Washington D.C. Airports Authority, Airport System Revenue Bonds, Series 2002A, 5.750%, 10/01/16 – FGIC Insured (Alternative Minimum Tax)	10/12 at 100.00	AA–	4,301,550
10,000	Metropolitan Washington DC Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail Capital Appreciation, Series 2010B, 0.000%, 10/01/44	10/28 at 100.00	BBB+	6,696,800
15,625	Total Virginia			12,408,770
	Washington – 4.7%
6,400	Cowlitz County Public Utilities District 1, Washington, Electric Production Revenue Bonds, Series 2004, 5.000%, 9/01/34 – FGIC Insured	9/14 at 100.00	A1	6,476,224
6,125	Energy Northwest, Washington, Electric Revenue Refunding Bonds, Columbia Generating Station – Nuclear Project 2, Series 2002B, 6.000%, 7/01/18 (Pre-refunded 7/01/12) – AMBAC Insured	7/12 at 100.00	N/R (4)	6,360,506
6,375	Energy Northwest, Washington, Electric Revenue Refunding Bonds, Columbia Generating Station – Nuclear Project 2, Series 2002B, 6.000%, 7/01/18 – AMBAC Insured	7/12 at 100.00	AA–	6,599,464
4,000	Energy Northwest, Washington, Electric Revenue Refunding Bonds, Nuclear Project 3, Series 2003A, 5.500%, 7/01/17 – SYNCORA GTY Insured	7/13 at 100.00	Aa1	4,295,000
8,200	Washington Public Power Supply System, Revenue Refunding Bonds, Nuclear Project 3, Series 1989B, 0.000%, 7/01/14	No Opt. Call	Aa1	7,958,346
3,780	Washington State Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.625%, 1/01/35	1/21 at 100.00	A	3,833,714
2,400	Washington State Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center, Series 2010, 5.375%, 12/01/33	12/20 at 100.00	Baa2	2,295,336
2,500	Washington State Health Care Facilities Authority, Revenue Bonds, Northwest Hospital and Medical Center of Seattle, Series 2007, 5.700%, 12/01/32	No Opt. Call	N/R	2,056,050
5,000	Washington State Health Care Facilities Authority, Revenue Bonds, Providence Health Care Services, Series 2006A, 4.625%, 10/01/34 – FGIC Insured	10/16 at 100.00	AA	4,858,700
2,805	Washington State Health Care Facilities Authority, Revenue Bonds, Virginia Mason Medical Center, Series 2007B, 5.000%, 2/15/27 – NPFG Insured	8/17 at 100.00	Baa1	2,640,262
7,355	Washington State Housing Finance Commission, Single Family Program Bonds, 2006 Series 3A, 5.000%, 12/01/37 (Alternative Minimum Tax)	12/15 at 100.00	Aaa	7,375,373
23,185	Washington State Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2002, 6.625%, 6/01/32	6/13 at 100.00	Baa1	23,475,972
	Washington State, Motor Vehicle Fuel Tax General Obligation Bonds, Series 2002-03C:
9,000	0.000%, 6/01/29 – NPFG Insured	No Opt. Call	AA+	4,138,830
16,195	0.000%, 6/01/30 – NPFG Insured	No Opt. Call	AA+	7,061,344
103,320	Total Washington			89,425,121
	Wisconsin – 2.8%
	Badger Tobacco Asset Securitization Corporation, Wisconsin, Tobacco Settlement Asset-Backed Bonds, Series 2002:
3,210	6.125%, 6/01/27 (Pre-refunded 6/01/12)	6/12 at 100.00	Aaa	3,318,144
14,750	6.375%, 6/01/32 (Pre-refunded 6/01/12)	6/12 at 100.00	Aaa	15,268,314
6,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Franciscan Sisters of Christian Charity Healthcare Ministry, Series 2003A, 5.875%, 9/01/33 (Pre-refunded 9/01/13)	9/13 at 100.00	BBB+ (4)	6,573,959
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2006A, 5.000%, 2/15/17	2/16 at 100.00	BBB+	1,051,189
2,500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital, Inc., Series 2009, 6.000%, 12/01/38	12/18 at 100.00	A+	2,604,349
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital, Inc., Series 2011A:
3,500	5.750%, 5/01/35	5/21 at 100.00	A+	3,638,879
5,000	6.000%, 5/01/41	5/21 at 100.00	A+	5,226,349

32	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
$10,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, SSM Healthcare System, Series 2010, 5.000%, 6/01/30	6/20 at 100.00	AA–	$10,177,699
3,750	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Services Inc., Series 2002, 5.750%, 8/15/30 (Pre-refunded 2/15/12)	2/12 at 101.00	AA+ (4)	3,847,612
1,340	Wisconsin Housing and Economic Development Authority, Home Ownership Revenue Bonds, Series 2005C, 4.875%, 3/01/36 (Alternative Minimum Tax)	9/14 at 100.00	AA	1,317,219
51,050	Total Wisconsin			53,023,713
	Wyoming – 0.2%
2,035	Campbell County, Wyoming Solid Waste Facilities Revenue Bonds, Basin Electric Power Cooperative – Dry Fork Station Facilities, Series 2009A, 5.750%, 7/15/39	7/19 at 100.00	A1	2,210,660
1,850	West Park Hospital District, Wyoming, Hospital Revenue Bonds, Series 2011A, 7.000%, 6/01/40	6/21 at 100.00	BBB	2,003,549
3,885	Total Wyoming			4,214,209
$2,419,664	Total Investments (cost $1,889,650,736) – 99.9%			1,912,576,675
	Floating Rate Obligations – (2.0)%			(38,250,000)
	Other Assets Less Liabilities – 2.1%			40,904,546
	Net Assets – 100%			$1,915,231,221

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities.

(5)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Directors. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(6)
At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a bond, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

N/R	Not rated.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

Nuveen Investments	33

Nuveen Municipal Value Fund 2
NUW	Portfolio of Investments
October 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Alaska – 0.0%
$155	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/46	6/14 at 100.00	B2	$98,256
	Arizona – 3.4%
4,000	Maricopa County Pollution Control Corporation, Arizona, Pollution Control Revenue Bonds, El Paso Electric Company, Refunding Series 2009A, 7.250%, 2/01/40	2/19 at 100.00	BBB	4,555,600
2,995	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37	No Opt. Call	A	2,716,375
6,995	Total Arizona			7,271,975
	California – 8.3%
2,500	California State Public Works Board, Lease Revenue Bonds, Department of General Services Buildings 8 & 9, Series 2009A, 6.250%, 4/01/34	4/19 at 100.00	A2	2,713,300
500	California State, General Obligation Bonds, Tender Option Bond Trust 3162, 19.752%, 3/01/18 – AGM Insured (IF)	No Opt. Call	AA–	646,920
1,800	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/45	6/15 at 100.00	A2	1,686,222
3,290	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.000%, 6/01/33	6/17 at 100.00	BB+	2,324,648
450	M-S-R Energy Authority, California, Gas Revenue Bonds, Series 2009A, 6.500%, 11/01/39	No Opt. Call	A	507,596
	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A:
9,320	0.000%, 8/01/33 – AGC Insured	No Opt. Call	AA+	2,498,599
10,200	0.000%, 8/01/38 – AGC Insured	8/29 at 100.00	AA+	7,352,874
28,060	Total California			17,730,159
	Colorado – 5.2%
5,000	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2005A, 5.000%, 11/15/25 – SYNCORA GTY Insured	11/15 at 100.00	A+	5,332,700
3,605	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B, 0.000%, 9/01/27 – NPFG Insured	9/20 at 67.94	Baa1	1,268,852
4,000	Park Creek Metropolitan District, Colorado, Senior Property Tax Supported Revenue Bonds, Series 2009, 6.375%, 12/01/37 – AGC Insured	No Opt. Call	AA+	4,399,520
12,605	Total Colorado			11,001,072
	Florida – 8.9%
1,100	Hillsborough County, Florida, Junior Lien Revenue Refunding Bonds, Series 2001, 5.500%, 8/01/12 – AMBAC Insured	No Opt. Call	AA+	1,141,624
9,500	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2009A, 5.500%, 10/01/41	10/19 at 100.00	A2	9,860,430
	Miami-Dade County, Florida, General Obligation Bonds, Build Better Communities Program, Series 2009-B1:
2,500	6.000%, 7/01/38	7/18 at 100.00	Aa2	2,775,225
2,000	5.625%, 7/01/38	7/18 at 100.00	Aa2	2,145,480
4,500	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2007, 6.450%, 5/01/23 (4)	5/18 at 100.00	N/R	3,038,040
19,600	Total Florida			18,960,799
	Georgia – 0.8%
500	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008A. Remarketed, 7.500%, 1/01/31	1/19 at 100.00	N/R	529,390
1,000	Clayton County Development Authority, Georgia, Special Facilities Revenue Bonds, Delta Air Lines, Inc. Project, Series 2009A, 8.750%, 6/01/29	6/20 at 100.00	CCC+	1,159,000
1,500	Total Georgia			1,688,390

34	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois – 11.8%
$5,000	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial Hospital, Series 2009A, 6.000%, 8/15/39	8/19 at 100.00	AA+	$5,482,650
3,500	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2009A, 7.125%, 11/15/37	5/19 at 100.00	A	3,864,070
5,000	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009A, 7.250%, 11/01/38	11/18 at 100.00	A2	5,504,250
3,980	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., Refunding Series 2007A, 5.250%, 5/01/34	5/17 at 100.00	Baa3	3,636,964
28,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A, 0.000%, 12/15/35 – AGM Insured	No Opt. Call	AAA	6,687,800
45,480	Total Illinois			25,175,734
	Indiana – 5.3%
5,000	Indiana Finance Authority, Hospital Revenue Bonds, Deaconess Hospital Obligated Group, Series 2009A, 6.750%, 3/01/39	3/19 at 100.00	A	5,494,250
3,650	Indiana Health Facility Financing Authority, Revenue Bonds, Community Foundation of Northwest Indiana, Series 2007, 5.500%, 3/01/37	3/17 at 100.00	BBB+	3,593,316
2,000	Indiana Municipal Power Agency, Power Supply System Revenue Bonds, Series 2009B, 6.000%, 1/01/39	1/19 at 100.00	A+	2,186,380
10,650	Total Indiana			11,273,946
	Iowa – 1.0%
3,025	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C, 5.375%, 6/01/38	6/15 at 100.00	BBB	2,217,930
	Louisiana – 7.3%
5,000	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Series 2006C-3, 6.125%, 6/01/25 – AGC Insured	6/18 at 100.00	AA+	5,576,650
	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A:
7,000	5.375%, 5/15/43	5/17 at 100.00	Baa1	6,605,130
275	5.500%, 5/15/47	5/17 at 100.00	Baa1	263,909
3,255	St John Baptist Parish, Louisiana, Revenue Bonds, Marathon Oil Corporation, Series 2007A, 5.125%, 6/01/37	6/17 at 100.00	BBB	3,171,574
15,530	Total Louisiana			15,617,263
	Maine – 1.8%
3,335	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Bowdoin College, Tender Option Bond Trust 2009-5B, 13.623%, 7/01/39 (IF) (5)	7/19 at 100.00	Aa2	3,877,971
	Massachusetts – 0.6%
1,000	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Tender Option Bond Trust 2989, 13.314%, 8/01/38 (IF)	8/19 at 100.00	AAA	1,272,130
	Michigan – 2.3%
5,000	Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Series 2005A, 5.000%, 7/01/35 – NPFG Insured	7/15 at 100.00	A	4,955,150
	Nevada – 4.3%
	Clark County, Nevada, Airport Revenue Bonds, Tender Option Bond Trust Series 11823:
750	19.915%, 7/01/18 (IF)	No Opt. Call	Aa3	970,860
1,250	19.915%, 7/01/36 (IF)	1/20 at 100.00	Aa3	1,618,100
250	Clark County, Nevada, Senior Lien Airport Revenue Bonds, Series 2005A, 5.000%, 7/01/40 – AMBAC Insured	No Opt. Call	Aa2	252,358
5,415	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A, 8.000%, 6/15/30	6/19 at 100.00	A	6,208,243
7,665	Total Nevada			9,049,561

Nuveen Investments	35

Nuveen Municipal Value Fund 2 (continued)
NUW	Portfolio of Investments
October 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey – 2.8%
	New Jersey Educational Facilities Authority, Revenue Refunding Bonds, University of Medicine and Dentistry of New Jersey, Series 2009B:
$2,135	7.125%, 12/01/23	6/19 at 100.00	Baa1	$2,547,589
3,000	7.500%, 12/01/32	6/19 at 100.00	Baa1	3,492,030
5,135	Total New Jersey			6,039,619
	New York – 1.6%
3,000	Liberty Development Corporation, New York, Goldman Sachs Headquarters Revenue Bonds Series 2007, 5.500%, 10/01/37	No Opt. Call	A1	3,166,890
130	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	BBB-	136,325
3,130	Total New York			3,303,215
	North Carolina – 1.5%
3,000	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 2003A, 5.250%, 1/01/19 – NPFG Insured	1/13 at 100.00	A	3,132,240
	Ohio – 5.7%
5,000	American Municipal Power Ohio Inc., General Revenue Bonds, Prairie State Energy Campus Project Series 2009A, 5.750%, 2/15/39 – AGC Insured	2/19 at 100.00	AA+	5,444,300
5,885	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2, 6.500%, 6/01/47	6/17 at 100.00	BB-	4,592,477
2,000	Ohio State Higher Educational Facilities Commission, Hospital Revenue Bonds, University Hospitals Health System, Series 2009, 6.750%, 1/15/39	1/15 at 100.00	A	2,084,560
12,885	Total Ohio			12,121,337
	Puerto Rico – 5.0%
4,390	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.000%, 7/01/44	7/18 at 100.00	Baa2	4,554,098
3,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 6.000%, 8/01/42	8/19 at 100.00	A+	3,242,520
2,500	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Tender Option Bonds Trust 11851, 18.686%, 2/01/16 (IF)	No Opt. Call	Aa2	2,783,200
9,890	Total Puerto Rico			10,579,818
	Rhode Island – 3.1%
3,000	Rhode Island Health and Educational Building Corporation, Hospital Financing Revenue Bonds, Lifespan Obligated Group Issue, Series 2009A, 7.000%, 5/15/39	5/19 at 100.00	A-	3,334,140
3,240	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A, 6.125%, 6/01/32	6/12 at 100.00	BBB	3,241,426
6,240	Total Rhode Island			6,575,566
	Texas – 6.2%
13,510	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation Bonds, Series 2008, 0.000%, 8/15/39	8/17 at 27.35	AAA	2,775,765
5,300	North Texas Tollway Authority, Second Tier System Revenue Refunding Bonds, Series 2008F, 5.750%, 1/01/38	1/18 at 100.00	A3	5,464,353
5,000	Richardson Hospital Authority, Texas, Revenue Bonds, Richardson Regional Medical Center, Series 2004, 6.000%, 12/01/34	12/13 at 100.00	A	5,050,750
23,810	Total Texas			13,290,868
	Virgin Islands – 0.5%
1,000	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A, 6.750%, 10/01/37	10/19 at 100.00	BBB	1,073,660
	Virginia – 1.1%
2,000	Washington County Industrial Development Authority , Virginia, Hospital Revenue Bonds, Mountain States Health Alliance, Series 2009C, 7.750%, 7/01/38	1/19 at 100.00	BBB+	2,269,040

36	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin – 8.0%
$120	Badger Tobacco Asset Securitization Corporation, Wisconsin, Tobacco Settlement Asset-Backed Bonds, Series 2002, 6.125%, 6/01/27 (Pre-refunded 6/01/12)	6/12 at 100.00	Aaa	$124,043
5,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Healthcare Inc., Series 2003, 6.400%, 4/15/33	4/13 at 100.00	BBB+	5,104,350
1,500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ProHealth Care, Inc. Obligated Group, Series 2009, 6.625%, 2/15/39	2/19 at 100.00	A+	1,619,190
9,000	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A, 6.000%, 5/01/36	5/19 at 100.00	AA-	10,085,219
15,620	Total Wisconsin			16,932,802
$243,310	Total Investments (cost $177,758,979) – 96.5%			205,508,501
	Other Assets Less Liabilities – 3.5%			7,364,934
	Net Assets – 100%			$212,873,435

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a bond, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
N/R	Not rated.
(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

Nuveen Investments	37

Nuveen Municipal Income Fund, Inc.
NMI	Portfolio of Investments

October 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Alabama – 2.4%
$1,000	Courtland Industrial Development Board, Alabama, Solid Waste Revenue Bonds, International Paper Company Project, Series 2005A, 5.200%, 6/01/25 (Alternative Minimum Tax)	6/15 at 100.00	BBB	$983,230
500	Jefferson County, Alabama, Limited Obligation School Warrants, Education Tax Revenue Bonds, Series 2004A, 5.250%, 1/01/23 – AGM Insured	1/14 at 100.00	AA+	485,170
690	Phenix City Industrial Development Board, Alabama, Environmental Improvement Revenue Bonds, MeadWestvaco Corporation, Series 2002A, 6.350%, 5/15/35 (Alternative Minimum Tax)	5/12 at 100.00	BBB	689,558
2,190	Total Alabama			2,157,958
	Arizona – 0.5%
500	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.250%, 12/01/28	No Opt. Call	A	484,295
	California – 19.1%
5,530	Adelanto School District, San Bernardino County, California, General Obligation Bonds, Series 1997A, 0.000%, 9/01/22 – NPFG Insured	No Opt. Call	A+	3,200,653
500	Bay Area Governments Association, California, BART SFO Extension, Airport Premium Fare Revenue Bonds, Series 2002A, 5.000%, 8/01/32 – AMBAC Insured	8/12 at 100.00	N/R	434,115
	Brea Olinda Unified School District, California, General Obligation Bonds, Series 1999A:
2,000	0.000%, 8/01/21 – FGIC Insured	No Opt. Call	Aa2	1,291,400
2,070	0.000%, 8/01/22 – FGIC Insured	No Opt. Call	Aa2	1,224,757
2,120	0.000%, 8/01/23 – FGIC Insured	No Opt. Call	Aa2	1,161,633
460	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A, 5.250%, 6/01/21	12/18 at 100.00	Ba1	423,752
250	California Housing Finance Agency, California, Home Mortgage Revenue Bonds, Series 2007E, 4.800%, 8/01/37 (Alternative Minimum Tax)	2/17 at 100.00	BBB	213,943
2,500	California State Public Works Board, Lease Revenue Bonds, Department of Mental Health, Coalinga State Hospital, Series 2004A, 5.000%, 6/01/25	6/14 at 100.00	A2	2,525,450
375	California Statewide Communities Development Authority, Revenue Bonds, American Baptist Homes of the West, Series 2010, 6.000%, 10/01/29	10/19 at 100.00	BBB+	380,756
1,000	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A, 5.000%, 7/01/39	7/15 at 100.00	BBB	806,830
1,500	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2003A-1, 6.750%, 6/01/39 (Pre-refunded 6/01/13)	6/13 at 100.00	Aaa	1,646,100
1,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.750%, 6/01/47	6/17 at 100.00	BB+	723,480
500	Lake Elsinore Public Finance Authority, California, Local Agency Revenue Refunding Bonds, Series 2003H, 6.375%, 10/01/33	10/13 at 102.00	N/R	501,060
250	Madera County, California, Certificates of Participation, Children’s Hospital Central California, Series 2010, 5.375%, 3/15/36	3/20 at 100.00	A	244,013
300	M-S-R Energy Authority, California, Gas Revenue Bonds, Series 2009A, 7.000%, 11/01/34	No Opt. Call	A	356,586
250	Ridgecrest Redevelopment Agency, California, Ridgecrest Redevelopment Project Tax Allocation Bonds, Refunding Series 2010, 6.125%, 6/30/37	6/20 at 100.00	A–	255,365
385	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2011C, 6.000%, 8/01/24	2/21 at 100.00	A–	399,083
1,000	Union City Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project, Subordinate Lien Series 2011, 6.000%, 12/01/22	No Opt. Call	A	1,077,820
21,990	Total California			16,866,796
	Colorado – 3.9%
660	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Douglas County School District RE-1 – DCS Montessori School, Series 2002A, 6.000%, 7/15/22	7/12 at 100.00	BBB	661,782
1,000	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2005, 5.000%, 6/01/35	6/16 at 100.00	A–	925,010

38	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$1,000	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Refunding Bonds, Series 2011, 6.125%, 12/01/41 – AGM Insured	12/20 at 100.00	AA+	$1,087,750
520	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs Utilities, Series 2008, 6.125%, 11/15/23	No Opt. Call	A	553,888
250	Southlands Metropolitan District 1, Colorado, Limited Tax General Obligation Bonds, Series 2007, 5.250%, 12/01/34 – RAAI Insured	12/17 at 100.00	N/R	198,668
3,430	Total Colorado			3,427,098
	Connecticut – 1.5%
1,100	Capitol Region Education Council, Connecticut, Revenue Bonds, Series 1995, 6.750%, 10/15/15	4/12 at 100.00	BBB	1,103,454
260	Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A, 5.500%, 1/01/14 (Alternative Minimum Tax)	1/12 at 100.00	BBB	260,692
1,360	Total Connecticut			1,364,146
	Florida – 4.7%
110	Dade County Industrial Development Authority, Florida, Revenue Bonds, Miami Cerebral Palsy Residential Services Inc., Series 1995, 8.000%, 6/01/22	12/11 at 100.00	N/R	106,569
500	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Nova Southeastern University, Refunding Series 2011, 6.375%, 4/01/31	4/21 at 100.00	BBB	529,530
1,250	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Bonds, Indiantown Cogeneration LP, Series 1994A, 7.875%, 12/15/25 (Alternative Minimum Tax)	12/11 at 100.00	BB+	1,253,900
600	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Refunding Bonds, Indiantown Cogeneration LP, Series 1995B, 8.050%, 12/15/25 (Alternative Minimum Tax)	12/11 at 100.00	BB+	601,872
640	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010B, 5.000%, 10/01/35 – AGM Insured	10/20 at 100.00	AA+	657,818
500	North Sumter County Utility Dependent District, Florida, Utility Revenue Bonds, Series 2010, 5.375%, 10/01/40	10/20 at 100.00	AA+	516,420
640	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.400%, 5/01/37	5/14 at 101.00	BB	497,152
4,240	Total Florida			4,163,261
	Georgia – 0.9%
500	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2009B, 5.250%, 11/01/34 – AGM Insured	11/19 at 100.00	AA+	530,305
300	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2006B, 5.000%, 3/15/22	No Opt. Call	A	294,489
800	Total Georgia			824,794
	Illinois – 10.3%
740	Chicago, Illinois, Tax Increment Allocation Bonds, Irving/Cicero Redevelopment Project, Series 1998, 7.000%, 1/01/14	1/12 at 100.00	N/R	741,295
1,500	Illinois Development Finance Authority, Pollution Control Revenue Refunding Bonds – CIPS Debt, Series 1993C-1, 5.950%, 8/15/26	12/11 at 100.00	BBB	1,499,880
500	Illinois Development Finance Authority, Revenue Bonds, Chicago Charter School Foundation, Series 2002A, 6.125%, 12/01/22 (Pre-refunded 12/01/12)	12/12 at 100.00	N/R (4)	530,110
1,000	Illinois Finance Authority, Revenue Bonds, Children’s Memorial Hospital, Tender Option Bond Trust 2008-1098, 18.206%, 8/15/15 – AGC Insured (IF) (5)	No Opt. Call	AA–	1,090,160
250	Illinois Finance Authority, Revenue Bonds, Palos Community Hospital, Series 2010C, 5.125%, 5/15/35	5/20 at 100.00	AA–	249,318
250	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009C, 6.375%, 11/01/29	No Opt. Call	A2	267,813
500	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009, 7.000%, 8/15/44	8/19 at 100.00	BBB+	525,295
250	Illinois Finance Authority, Revenue Bonds, Southern Illinois Healthcare Enterprises, Inc., Series 2005 Remarketed, 5.250%, 3/01/30 – AGM Insured	3/20 at 100.00	AA+	257,895
600	Illinois Health Facilities Authority, Revenue Bonds, Condell Medical Center, Series 2002, 5.500%, 5/15/32 (Pre-refunded 5/15/12)	5/12 at 100.00	Aaa	616,854

Nuveen Investments	39

Nuveen Municipal Income Fund, Inc. (continued)
NMI	Portfolio of Investments
October 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$1,000	Illinois Health Facilities Authority, Revenue Refunding Bonds, Elmhurst Memorial Healthcare, Series 2002, 5.500%, 1/01/22	1/13 at 100.00	A–	$1,007,830
250	Lombard Public Facilities Corporation, Illinois, Second Tier Conference Center and Hotel Revenue Bonds, Series 2005B, 5.250%, 1/01/36	1/16 at 100.00	B–	173,503
1,305	North Chicago, Illinois, General Obligation Bonds, Series 2005B, 5.000%, 11/01/25 – FGIC Insured	11/15 at 100.00	BBB	1,360,397
800	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010, 6.000%, 6/01/28	No Opt. Call	A–	834,288
8,945	Total Illinois			9,154,638
	Indiana – 3.6%
525	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc., Series 2009A, 7.000%, 10/01/39	10/19 at 100.00	BBB–	534,513
2,000	Indiana Health Facility Financing Authority, Hospital Revenue Bonds, Riverview Hospital, Series 2002, 6.125%, 8/01/31 (Pre-refunded 8/01/12)	8/12 at 101.00	Baa1 (4)	2,106,080
500	Vigo County Hospital Authority, Indiana, Hospital Revenue Bonds, Union Hospital, Inc., Series 2011, 8.000%, 9/01/41	9/21 at 100.00	N/R	540,210
3,025	Total Indiana			3,180,803
	Iowa – 0.9%
835	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, University of Dubuque Project, Refunding Series 2011, 5.625%, 10/01/26	10/21 at 100.00	BBB–	837,154
	Kansas – 0.5%
500	Overland Park Development Corporation, Kansas, Second Tier Revenue Bonds, Overland Park Convention Center, Series 2007B, 5.125%, 1/01/22 – AMBAC Insured	1/17 at 100.00	Baa3	472,655
	Kentucky – 2.8%
500	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro Medical Health System, Series 2010A, 6.500%, 3/01/45	No Opt. Call	BBB+	527,000
425	Kentucky Housing Corporation, Housing Revenue Bonds, Series 2010C, 4.625%, 7/01/33	1/20 at 100.00	AAA	427,418
1,500	Louisville-Jefferson County Metropolitan Government, Kentucky, Health Facilities Revenue Bonds, Jewish Hospital & Saint Mary’s HealthCare Inc. Project, Series 2008, 6.125%, 2/01/37	2/18 at 100.00	A–	1,546,875
2,425	Total Kentucky			2,501,293
	Louisiana – 1.7%
500	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Refunding Bonds, City of Shreveport Airport System Project, Series 2008A, 5.750%, 1/01/28 – AGM Insured	1/19 at 100.00	AA+	526,160
	Louisiana Public Facilities Authority, Extended Care Facilities Revenue Bonds, Comm-Care Corporation Project, Series 1994:
80	11.000%, 2/01/14 (ETM)	No Opt. Call	N/R (4)	89,822
750	11.000%, 2/01/14 (ETM)	No Opt. Call	N/R (4)	842,085
1,330	Total Louisiana			1,458,067
	Maryland – 2.5%
1,000	Maryland Economic Development Corporation, Economic Development Revenue Bonds, Transportation Facilities Project, Series 2010A, 5.750%, 6/01/35	6/20 at 100.00	Baa3	994,450
1,000	Maryland Energy Financing Administration, Revenue Bonds, AES Warrior Run Project, Series 1995, 7.400%, 9/01/19 (Alternative Minimum Tax)	3/12 at 100.00	N/R	1,007,000
210	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Patterson Park Public Charter School Issue, Series 2010, 6.000%, 7/01/40	7/20 at 100.00	BBB	201,667
2,210	Total Maryland			2,203,117
	Massachusetts – 0.5%
155	Massachusetts Development Finance Agency, Resource Recovery Revenue Bonds, Ogden Haverhill Associates, Series 1999A, 6.700%, 12/01/14 (Alternative Minimum Tax)	12/11 at 100.00	A–	155,135
270	Massachusetts Industrial Finance Agency, Resource Recovery Revenue Refunding Bonds, Ogden Haverhill Project, Series 1998A, 5.450%, 12/01/12 (Alternative Minimum Tax)	12/11 at 100.00	A–	270,140
425	Total Massachusetts			425,275

40	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan – 2.4%
$1,000	Delta County Economic Development Corporation, Michigan, Environmental Improvement Revenue Refunding Bonds, MeadWestvaco Corporation – Escanaba Paper Company, Series 2002B, 6.450%, 4/15/23 (Pre-refunded 4/15/12) (Alternative Minimum Tax)	4/12 at 100.00	AA+ (4)	$1,028,250
1,000	Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program, Series 2011-II-A, 5.375%, 10/15/36	10/21 at 100.00	Aa3	1,077,480
2,000	Total Michigan			2,105,730
	Mississippi – 0.6%
500	Mississippi Business Finance Corporation, Pollution Control Revenue Refunding Bonds, System Energy Resources Inc. Project, Series 1998, 5.875%, 4/01/22	4/12 at 100.00	BBB	502,500
	Missouri – 6.4%
265	Hanley Road Corridor Transportation Development District, Brentwood and Maplewood, Missouri, Transportation Sales Revenue Bonds, Refunding Series 2009A, 5.875%, 10/01/36	10/19 at 100.00	A–	277,087
4,450	Missouri Environmental Improvement and Energy Resources Authority, Water Facility Revenue Bonds, Missouri-American Water Company, Series 2006, 4.600%, 12/01/36 – AMBAC Insured (Alternative Minimum Tax) (UB)	12/16 at 100.00	AA+	4,341,776
500	Missouri Health and Educational Facilities Authority, Revenue Bonds, Rockhurst University, Series 1999, 6.000%, 10/01/25	10/18 at 103.00	BBB	531,060
500	Missouri Health and Educational Facilities Authority, Revenue Bonds, Rockhurst University, Series 2011A, 5.250%, 10/01/20	10/18 at 103.00	BBB	527,275
5,715	Total Missouri			5,677,198
	Montana – 1.4%
1,200	Montana Board of Investments, Exempt Facility Revenue Bonds, Stillwater Mining Company, Series 2000, 8.000%, 7/01/20 (Alternative Minimum Tax)	7/12 at 100.00	B+	1,209,108
	Nebraska – 1.6%
400	Nebraska Educational Finance Authority, Revenue Bonds, Clarkson College Project, Refunding Series 2011, 5.050%, 9/01/30	5/21 at 100.00	Aa3	418,652
1,000	Washington County, Nebraska, Wastewater Facilities Revenue Bonds, Cargill Inc., Series 2002, 5.900%, 11/01/27 (Alternative Minimum Tax)	11/12 at 101.00	A	1,022,860
1,400	Total Nebraska			1,441,512
	New Jersey – 0.4%
500	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 4.750%, 6/01/34	6/17 at 100.00	BB+	336,035
	New York – 5.4%
630	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009, 6.250%, 7/15/40	No Opt. Call	BBB–	656,794
1,000	Dormitory Authority of the State of New York, Revenue Bonds, Brooklyn Law School, Series 2003A, 5.500%, 7/01/15 – RAAI Insured	7/13 at 100.00	BBB+	1,064,890
400	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.750%, 2/15/47	No Opt. Call	A	424,328
265	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	BBB–	277,892
2,245	Yates County Industrial Development Agency, New York, FHA-Insured Civic Facility Mortgage Revenue Bonds, Soldiers and Sailors Memorial Hospital, Series 2000A, 6.000%, 2/01/41	2/12 at 100.50	N/R	2,316,997
4,540	Total New York			4,740,901
	North Dakota – 0.4%
300	Fargo, North Dakota, Health System Revenue Bonds, Sanford Health, Refunding Series 2011, 6.250%, 11/01/31	11/21 at 100.00	AA–	330,843
	Ohio – 2.0%
520	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2, 5.875%, 6/01/47	6/17 at 100.00	BB+	369,398

Nuveen Investments	41

Nuveen Municipal Income Fund, Inc. (continued)
NMI	Portfolio of Investments
October 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$1,000	Erie County, Ohio, Hospital Facilities Revenue Bonds, Firelands Regional Medical Center Project, Series 2006, 5.250%, 8/15/46	8/16 at 100.00	A–	$887,320
500	Montgomery County, Ohio, Health Care and Multifamily Housing Revenue Bonds, Saint Leonard, Refunding & improvement Series 2010, 6.375%, 4/01/30	4/20 at 100.00	BBB–	501,740
2,020	Total Ohio			1,758,458
	Pennsylvania – 0.5%
460	Cumberland County Municipal Authority Revenue Bonds, Pennsylvania, Diakon Lutheran Social Ministries Project, Series 2009, 6.125%, 1/01/29	1/19 at 100.00	BBB+	474,600
	Puerto Rico – 0.8%
640	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 6.000%, 8/01/42	8/19 at 100.00	A+	691,738
	Rhode Island – 1.0%
1,000	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A, 6.250%, 6/01/42	6/12 at 100.00	BBB+	917,550
	South Carolina – 1.9%
475	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 1991, 6.750%, 1/01/19 – FGIC Insured (ETM)	No Opt. Call	Baa1 (4)	614,816
1,105	South Carolina JOBS Economic Development Authority, Economic Development Revenue Bonds, Bon Secours Health System Inc., Series 2002B, 5.625%, 11/15/30	11/12 at 100.00	A–	1,105,077
1,580	Total South Carolina			1,719,893
	Tennessee – 3.5%
1,000	Knox County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Bonds, Baptist Health System of East Tennessee Inc., Series 2002, 6.375%, 4/15/22	4/12 at 101.00	A1	1,030,290
	Shelby County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Bonds, Methodist Healthcare, Series 2002:
375	6.500%, 9/01/26 (Pre-refunded 9/01/12)	9/12 at 100.00	AA+ (4)	394,328
625	6.500%, 9/01/26 (Pre-refunded 9/01/12)	9/12 at 100.00	AA+ (4)	657,213
1,000	Sullivan County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Wellmont Health System, Series 2006C, 5.250%, 9/01/36	9/16 at 100.00	BBB+	943,690
500	Sumner County Health, Educational, and Housing Facilities Board, Tennessee, Revenue Refunding Bonds, Sumner Regional Health System Inc., Series 2007, 5.500%, 11/01/37 (6), (7)	11/17 at 100.00	N/R	37,050
3,500	Total Tennessee			3,062,571
	Texas – 10.8%
1,500	Cameron Education Finance Corporation, Texas, Charter School Revenue Bonds, Faith Family Academy Charter School, Series 2006A, 5.250%, 8/15/36 – ACA Insured	8/16 at 100.00	BBB–	1,207,890
2,000	Gulf Coast Waste Disposal Authority, Texas, Sewerage and Solid Waste Disposal Revenue Bonds, Anheuser Busch Company, Series 2002, 5.900%, 4/01/36 (Alternative Minimum Tax)	4/12 at 100.00	A–	2,005,780
350	Houston Higher Education Finance Corporation, Texas, Education Revenue Bonds, Cosmos Foundation, Inc., Series 2011A, 6.500%, 5/15/31	5/21 at 100.00	BBB	372,757
1,000	Matagorda County Navigation District 1, Texas, Collateralized Revenue Refunding Bonds, Houston Light and Power Company, Series 1995, 4.000%, 10/15/15 – NPFG Insured	10/13 at 101.00	A3	1,033,690
	North Texas Tollway Authority, Second Tier System Revenue Refunding Bonds, Tender Option Bond Trust 1015:
150	20.411%, 1/01/38 (IF) (5)	1/18 at 100.00	A3	189,728
850	20.304%, 1/01/38 (IF) (5)	1/18 at 100.00	A3	1,053,533
200	North Texas Tollway Authority, Special Projects System Revenue Bonds, Series 2011C, 0.000%, 9/01/43	9/31 at 100.00	AA	110,758
270	SA Energy Acquisition Public Facilities Corporation, Texas, Gas Supply Revenue Bonds, Series 2007, 5.500%, 8/01/27	No Opt. Call	A	281,383
405	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, NTE Mobility Partners LLC North Tarrant Express Managed Lanes Project, Series 2009, 6.875%, 12/31/39	12/19 at 100.00	Baa2	433,233
770	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Series 2010, 7.000%, 6/30/40	6/20 at 100.00	Baa3	829,991
500	Texas Public Finance Authority, Charter School Finance Corporation Revenue Bonds, Idea Public School Project, Series 2007A, 5.000%, 8/15/37 – ACA Insured	8/17 at 100.00	BBB+	428,360

42	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Weslaco Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Knapp Medical Center, Series 2002:
$1,000	6.250%, 6/01/25 (Pre-refunded 6/01/12)	6/12 at 100.00	N/R (4)	$1,034,720
50	6.250%, 6/01/32 (Pre-refunded 6/01/12)	6/12 at 100.00	N/R (4)	51,736
1,000	West Texas Independent School District, McLennan and Hill Counties, General Obligation Refunding Bonds, Series 1998, 0.000%, 8/15/25	8/13 at 51.84	AAA	483,680
10,045	Total Texas			9,517,239
	Virgin Islands – 0.5%
420	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A, 6.750%, 10/01/37	10/19 at 100.00	BBB	450,937
	Virginia – 2.9%
1,000	Chesterfield County Industrial Development Authority, Virginia, Pollution Control Revenue Bonds, Virginia Electric and Power Company, Series 1987A, 5.875%, 6/01/17	11/14 at 100.00	A3	1,017,740
1,500	Mecklenburg County Industrial Development Authority, Virginia, Revenue Bonds, UAE Mecklenburg Cogeneration LP, Series 2002, 6.500%, 10/15/17 (Alternative Minimum Tax)	10/12 at 100.00	Baa1	1,506,870
2,500	Total Virginia			2,524,610
	Washington – 0.5%
500	Washington State Health Care Facilities Authority, Revenue Bonds, Northwest Hospital and Medical Center of Seattle, Series 2007, 5.700%, 12/01/32	No Opt. Call	N/R	411,210
	Wisconsin – 3.3%
250	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit Health System, Inc., Series 2010B, 5.000%, 4/01/30	4/20 at 100.00	A–	234,390
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Carroll College Inc., Series 2001, 6.250%, 10/01/21	4/12 at 100.00	BBB	1,001,379
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital, Inc., Series 2011A, 5.500%, 5/01/31	5/21 at 100.00	A+	1,030,199
700	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Gundersen Lutheran, Series 2011A, 5.250%, 10/15/39	10/21 at 100.00	A+	695,414
2,950	Total Wisconsin			2,961,382
$95,975	Total Investments (cost $86,954,471) – 102.1%			90,355,365
	Floating Rate Obligations – (3.8)%			(3,335,000)
	Other Assets Less Liabilities – 1.7%			1,467,489
	Net Assets – 100%			$88,487,854

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)
For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(7)
At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a bond, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

N/R	Not rated.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	43

Nuveen Enhanced Municipal Value Fund
NEV	Portfolio of Investments
October 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Alabama – 0.7%
$2,000	Jefferson County, Alabama, Limited Obligation School Warrants, Education Tax Revenue Bonds, Series 2004A, 5.250%, 1/01/23 – AGM Insured	1/14 at 100.00	AA+	$1,940,680
	Arizona – 3.2%
2,000	Arizona State, Certificates of Participation, Series 2010A, 5.250%, 10/01/28 – AGM Insured	10/19 at 100.00	AA+	2,164,620
2,500	Festival Ranch Community Facilities District, Town of Buckeye, Arizona, District General Obligation Bonds, Series 2009, 6.500%, 7/15/31	7/19 at 100.00	BBB+	2,590,750
320	Quechan Indian Tribe of the Fort Yuma Reservation, Arizona, Government Project Bonds, Series 2008, 7.000%, 12/01/27	12/17 at 102.00	N/R	297,398
	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007:
50	5.000%, 12/01/32	No Opt. Call	A	46,096
2,000	5.000%, 12/01/37	No Opt. Call	A	1,813,940
1,924	Watson Road Community Facilities District, Arizona, Special Assessment Revenue Bonds, Series 2005, 6.000%, 7/01/30	7/16 at 100.00	N/R	1,621,047
8,794	Total Arizona			8,533,851
	California – 18.5%
1,000	Bay Area Governments Association, California, BART SFO Extension, Airport Premium Fare Revenue Bonds, Series 2002A, 5.000%, 8/01/32 – AMBAC Insured	8/12 at 100.00	N/R	868,230
5,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2009F-1, 5.000%, 4/01/34	4/19 at 100.00	AA	5,212,000
920	California Educational Facilities Authority, Revenue Bonds, University of Southern California, Tender Option Bond Trust 3144, 19.336%, 10/01/16 (IF)	No Opt. Call	Aa1	1,221,567
2,040	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Tender Option Bond Trust 3878, 24.742%, 10/01/33 (IF) (4)	10/19 at 100.00	AA	2,556,120
	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3248:
1,700	24.588%, 2/15/23 (IF)	8/20 at 100.00	AA–	2,501,295
300	24.588%, 2/15/23 (IF)	8/20 at 100.00	AA–	441,405
1,000	California Municipal Finance Authority, Revenue Bonds, Harbor Regional Center Project, Series 2009, 8.000%, 11/01/29	11/19 at 100.00	Baa1	1,095,690
500	California Statewide Communities Development Authority, Revenue Bonds, American Baptist Homes of the West, Series 2010, 5.750%, 10/01/25	10/19 at 100.00	BBB	503,445
1,080	National City Community Development Commission, San Diego County, California, Redevelopment Project Tax Allocation Bonds, Series 2011, 7.000%, 8/01/32	8/21 at 100.00	A–	1,179,133
400	Davis Redevelopment Agency, California, Tax Allocation Bonds, Davis Redevelopment Project, Subordinate Series 2011A, 7.000%, 12/01/36	12/21 at 100.00	A+	438,312
275	Eastern Municipal Water District, California, Water and Sewerage System Revenue Certificates of Participation, Series 2006A, 5.000%, 7/01/32 – NPFG Insured	7/16 at 100.00	AA	283,456
490	Etiwanda School District, California, Coyote Canyon Community Facilties District 2004-1 Improvement Area 2 Special Tax Bonds, Series 2009, 6.500%, 9/01/32	9/19 at 100.00	N/R	500,481
845	Folsom Public Financing Authority, California, Special Tax Revenue Bonds, Refunding Series 2007A, 5.000%, 9/01/23 – AMBAC Insured	9/17 at 100.00	N/R	828,683
880	Folsom Public Financing Authority, California, Subordinate Special Tax Revenue Bonds, Series 2010A, 5.250%, 9/01/24	9/20 at 100.00	A–	895,558
3,030	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/35 – AGC Insured	6/15 at 100.00	AA+	2,928,071

44	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
$4,055	5.750%, 6/01/47	6/17 at 100.00	BB+	$2,933,711
1,000	5.125%, 6/01/47	6/17 at 100.00	BB+	651,200
2,550	Grossmont Healthcare District, California, General Obligation Bonds, Tender Option Bond Trust 3253, 32.501%, 1/15/19 (IF)	No Opt. Call	Aa2	4,498,940
200	Jurupa Public Financing Authority, California, Superior Lien Revenue Bonds, Series 2010A, 5.000%, 9/01/33	9/20 at 100.00	AA+	201,050
1,710	Los Angeles Community College District, Los Angeles County, California, General Obligation Bonds, Tender Option Bond Trust 3237, 24.499%, 8/01/27 (IF)	8/18 at 100.00	Aa1	2,240,664
1,600	Los Angeles County, California, Community Development Commission Headquarters Office Building, Lease Revenue Bonds, Community Development Properties Los Angeles County Inc., Tender Option Bond Trust Series 2011-23B, 23.577%, 9/01/42 (IF) (4)	9/21 at 100.00	Aa3	1,869,520
525	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Senior Lien Series 2010A, 5.000%, 5/15/31	5/20 at 100.00	AA	557,382
100	Los Angeles Regional Airports Improvement Corporation, California, Sublease Revenue Bonds, Los Angeles International Airport, American Airlines Inc. Terminal 4 Project, Series 2002B, 7.500%, 12/01/24 (Alternative Minimum Tax)	12/12 at 102.00	B–	92,169
1,165	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field Redevelopment Project, Series 2011, 6.750%, 9/01/40	9/21 at 100.00	A–	1,254,181
1,455	Palm Drive Health Care District, Sonoma County, California, Certificates of Participation, Parcel Tax Secured Financing Program, Series 2010, 7.000%, 4/01/25	No Opt. Call	BB	1,422,786
265	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.750%, 11/01/39	11/19 at 100.00	Baa3	271,437
250	Ridgecrest Redevelopment Agency, California, Ridgecrest Redevelopment Project Tax Allocation Bonds, Refunding Series 2010, 6.125%, 6/30/37	6/20 at 100.00	A–	255,365
	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2011C:
500	6.500%, 8/01/27	2/21 at 100.00	A–	522,725
700	6.750%, 8/01/33	2/21 at 100.00	A–	761,376
500	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds, Mission Bay South Redevelopment Project, Series 2011D, 6.625%, 8/01/27	2/21 at 100.00	BBB	521,515
360	Santee Community Development Commission, California, Santee Redevelopment Project Tax Allocation Bonds, Series 2011A, 7.000%, 8/01/31	2/21 at 100.00	A	393,376
1,000	Semitrophic Improvement District of Semitrophic Water Storage District, Kern County, California, Revenue Bonds, Refunding Series 2009A, 5.000%, 12/01/38	12/19 at 100.00	AA–	1,046,990
2,400	Semitrophic Improvement District of Semitrophic Water Storage District, Kern County, California, Revenue Bonds, Tender Option Bond Trust 3584, 21.949%, 6/01/17 (IF) (4)	No Opt. Call	AA–	3,055,752
3,110	Stockton Unified School District, San Joaquin County, California, General Obligation Bonds, Series 2007, 5.000%, 8/01/31 – AGM Insured	8/17 at 100.00	AA+	3,152,389
500	Tustin Community Redevelopment Agency, California, MCAS Project Area Tax Allocation Bonds, Series 2010, 5.000%, 9/01/35	9/18 at 102.00	A	467,925
1,045	Ukiah Redevelopment Agency, California, Tax Allocation Bonds, Ukiah Redevelopment Project, Series 2011A, 6.500%, 12/01/28	6/21 at 100.00	A	1,071,877
1,020	Western Placer Unified School District, Placer County, California, Certificates of Participation, Refunding Series 2009, 5.250%, 8/01/35 – AGM Insured	8/19 at 100.00	AA+	1,034,504
45,470	Total California			49,730,280

Nuveen Investments	45

Nuveen Enhanced Municipal Value Fund (continued)
NEV	Portfolio of Investments
October 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado – 4.7%
$1,000	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Crown Pointe Academy of Westminster Project, Chartered Through Adams County School District 50, Series 2009, 5.000%, 7/15/39	7/19 at 100.00	N/R	$1,020,760
2,090	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Montessori School of Evergreen, Series 2005A, 6.500%, 12/01/35	12/15 at 100.00	N/R	1,908,107
925	Colorado Housing and Finance Authority, Multifamily Housing Revenue Senior Bonds, Castle Highlands Apartments Project, Series 2000A-1, 5.900%, 12/01/20 – AMBAC Insured (Alternative Minimum Tax)	12/11 at 100.00	N/R	903,383
	Colorado Housing and Finance Authority, Revenue Bonds, Confluence Energy LLC Project, Series 2007:
11	0.000%, 4/21/14 (Alternative Minimum Tax) (5), (6)	No Opt. Call	N/R	12,954
49	0.000%, 4/21/14 (Alternative Minimum Tax) (5), (6)	No Opt. Call	N/R	4,900
250	6.200%, 4/01/16 (Alternative Minimum Tax) (5), (6), (7)	No Opt. Call	N/R	103,000
2,000	Conservatory Metropolitan District, Arapahoe County, Colorado, General Obligation Limited Tax Bonds, Series 2007, 5.125%, 12/01/37 – RAAI Insured	12/17 at 100.00	N/R	1,516,460
	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Series 2003:
1,000	7.600%, 12/01/16	6/14 at 101.00	N/R	1,010,120
500	7.700%, 12/01/17	6/14 at 101.00	N/R	504,815
	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs Utilities, Series 2008:
475	6.250%, 11/15/28	No Opt. Call	A	498,646
4,030	6.500%, 11/15/38 (4)	No Opt. Call	A	4,389,516
815	Three Springs Metropolitan District 3, Durango, La Plata County, Colorado, Property Tax Supported Revenue Bonds, Series 2010, 7.750%, 12/01/39	12/20 at 100.00	N/R	805,090
13,145	Total Colorado			12,677,751
	Connecticut – 0.8%
915	Hamden, Connecticut, Facility Revenue Bonds, Whitney Center Project, Series 2009A, 7.750%, 1/01/43	1/20 at 100.00	N/R	952,396
1,250	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue Bonds, Harbor Point Project, Series 2010A, 7.000%, 4/01/22	4/20 at 100.00	N/R	1,323,963
2,165	Total Connecticut			2,276,359
	Delaware – 0.8%
2,035	Wilmington, Delaware, Replacement Housing Factor Fund Securitization Revenue Bonds, Wilmington Housing Authority-Lincoln Towers Project, Series 2011, 5.750%, 7/15/16	No Opt. Call	N/R	2,035,102
	District of Columbia – 0.6%
1,500	District of Columbia, Revenue Bonds, Center for Strategic and International Studies, Inc., Series 2011, 6.375%, 3/01/31	3/21 at 100.00	BBB–	1,525,560
	Florida – 6.6%
1,935	Ave Maria Stewardship Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2006A, 5.125%, 5/01/38	5/16 at 100.00	N/R	1,519,710
980	Country Greens Community Development District, Florida, Special Assessment Bonds, Series 2003, 6.625%, 5/01/34	5/13 at 101.00	N/R	967,044
2,950	Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, Series 2009-2, 4.650%, 7/01/29	7/19 at 100.00	AA+	2,980,916
1,000	Miami-Dade County Health Facility Authority, Florida, Hospital Revenue Bonds, Miami Children’s Hospital, Series 2010A, 6.000%, 8/01/30	8/20 at 100.00	A	1,045,200
1,625	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010A-1, 5.375%, 10/01/35	10/20 at 100.00	A2	1,686,685
1,460	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010B, 5.000%, 10/01/35 – AGM Insured	10/20 at 100.00	AA+	1,500,646
3,660	Miami-Dade County, Florida, Special Obligation Bonds, Capital Asset Acquisition Series 2009A, 5.125%, 4/01/34 – AGC Insured	4/19 at 100.00	AA+	3,808,596

46	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$2,000	Mid-Bay Bridge Authority, Florida, Capital Springing Lien Revenue Bonds, Series 2011, 7.250%, 10/01/40	10/21 at 100.00	BBB–	$2,099,280
1,000	North Sumter County Utility Dependent District, Florida, Utility Revenue Bonds, Series 2010, 5.375%, 10/01/40	10/20 at 100.00	AA+	1,032,840
435	Poinciana West Community Development District, Florida, Special Assessment Bonds, Series 2007, 5.875%, 5/01/22	5/17 at 100.00	N/R	408,843
1,200	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2007, 6.650%, 5/01/40 (7)	5/18 at 100.00	N/R	747,816
18,245	Total Florida			17,797,576
	Georgia – 7.1%
12,000	Atlanta, Georgia, Airport General Revenue Refunding Bonds, Series 2010C, 5.250%, 1/01/30 – AGM Insured (UB)	1/21 at 100.00	AA–	12,897,720
750	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008A. Remarketed, 7.500%, 1/01/31	1/19 at 100.00	N/R	794,085
1,000	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008B. Remarketed, 6.750%, 1/01/20	1/19 at 100.00	N/R	1,048,390
1,250	Clayton County Development Authority, Georgia, Special Facilities Revenue Bonds, Delta Air Lines, Inc. Project, Series 2009A, 8.750%, 6/01/29	6/20 at 100.00	CCC+	1,448,750
2,500	Clayton County Development Authority, Georgia, Special Facilities Revenue Bonds, Delta Air Lines, Inc. Project, Series 2009B, 9.000%, 6/01/35 (Alternative Minimum Tax)	6/15 at 100.00	CCC+	2,690,025
150	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2006A, 5.500%, 9/15/26	No Opt. Call	A	148,713
90	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2006B, 5.000%, 3/15/22	No Opt. Call	A	88,347
17,740	Total Georgia			19,116,030
	Illinois – 10.8%
2,500	CenterPoint Intermodal Center Program Trust, Illinois, Series 2004 Class A Certificates, 8.500%, 6/15/23	12/11 at 100.00	N/R	2,500,225
2,000	Chicago, Illinois, Chicago O’Hare International Airport Special Facility Revenue Refunding Bonds, American Air Lines, Inc. Project, Series 2007, 5.500%, 12/01/30 (7)	12/12 at 100.00	Caa2	1,124,060
2,000	Grundy County School District 54 Morris, Illinois, General Obligation Bonds, Refunding Series 2005, 6.000%, 12/01/24 – AGM Insured	12/21 at 100.00	AA+	2,306,900
1,460	Hoffman Estates, Illinois, General Obligation Bonds, Tender Option Bond Trust 09-28W, 26.912%, 12/01/38 (IF) (4)	12/18 at 100.00	AA+	1,768,337
1,000	Illinois Finance Authority Revenue Bonds, Christian Homes, Inc., Refunding Series 2010, 6.125%, 5/15/27	5/20 at 100.00	N/R	1,015,900
1,000	Illinois Finance Authority, Revenue Bonds, Admiral at Lake Project, Temps 65 Series 2010D-2, 6.375%, 5/15/17	5/12 at 100.00	N/R	1,000,450
1,000	Illinois Finance Authority, Revenue Bonds, DePaul University, Series 2011B, 5.500%, 10/01/23	4/21 at 100.00	A–	1,109,660
4,000	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Refunding Series 2006A, 5.000%, 4/01/36	4/16 at 100.00	Baa3	2,901,320
1,380	Illinois Finance Authority, Revenue Bonds, Little Company of Mary Hospital and Health Care Centers, Series 2010, 5.250%, 8/15/36	No Opt. Call	A+	1,304,100
1,000	Illinois Finance Authority, Revenue Bonds, Montgomery Place Project, Series 2006A, 5.500%, 5/15/26	5/17 at 100.00	N/R	911,210
1,975	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial Hospital, Tender Option Bonds Trust 11-16B, 27.189%, 8/15/39 (IF) (4)	8/19 at 100.00	AA+	2,928,234
1,000	Illinois Finance Authority, Revenue Bonds, Palos Community Hospital, Series 2010C, 5.125%, 5/15/35	5/20 at 100.00	AA–	997,270
500	Illinois Finance Authority, Revenue Bonds, Southern Illinois Healthcare Enterprises, Inc., Series 2005 Remarketed, 5.250%, 3/01/30 – AGM Insured	3/20 at 100.00	AA+	515,790
455	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Tender Option Bond Trust 3908, 26.588%, 2/15/19 – AGM Insured (IF) (4)	No Opt. Call	AA–	566,730
1,000	Illinois Finance Authority, Revenue Refunding Bonds, Resurrection Health Care Corporation, Series 2009, 6.125%, 5/15/25	5/19 at 100.00	BBB+	1,034,820

Nuveen Investments	47

Nuveen Enhanced Municipal Value Fund (continued)
NEV	Portfolio of Investments
October 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$500	Illinois Health Facilities Authority, Revenue Refunding Bonds, Elmhurst Memorial Healthcare, Series 2002, 5.500%, 1/01/22	1/13 at 100.00	A–	$503,915
	Lombard Public Facilities Corporation, Illinois, Second Tier Conference Center and Hotel Revenue Bonds, Series 2005B:
2,685	5.250%, 1/01/30	1/16 at 100.00	B–	1,887,609
1,000	5.250%, 1/01/36	1/16 at 100.00	B–	694,010
420	Pingree Grove Village, Illinois, Tax Assessment Bonds, Special Service Area 1 – Cambridge Lakes Project, Series 2005-1, 5.250%, 3/01/15	No Opt. Call	N/R	409,093
1,000	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010, 6.000%, 6/01/28	No Opt. Call	A–	1,042,860
1,500	Southwestern Illinois Development Authority, Illinois, Saint Clair County Comprehensive Mental Health Center, Series 2007, 6.625%, 6/01/37	6/17 at 103.00	N/R	1,438,155
1,000	Springfield, Sangamon County, Illinois, Special Service Area, Legacy Pointe, Special Assessment Bonds, Series 2009, 7.875%, 3/01/32	3/17 at 102.00	N/R	1,041,420
30,375	Total Illinois			29,002,068
	Indiana – 1.3%
1,395	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc., Series 2009A, 6.625%, 10/01/29	10/19 at 100.00	BBB–	1,409,159
2,000	Vigo County Hospital Authority, Indiana, Hospital Revenue Bonds, Union Hospital, Inc., Series 2011, 7.750%, 9/01/31	9/21 at 100.00	N/R	2,137,320
3,395	Total Indiana			3,546,479
	Kansas – 0.5%
1,500	Overland Park Development Corporation, Kansas, Second Tier Revenue Bonds, Overland Park Convention Center, Series 2007B, 5.125%, 1/01/22 – AMBAC Insured	1/17 at 100.00	Baa3	1,417,965
	Louisiana – 0.5%
1,165	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Tender Option Bond Trust 11899, 17.940%, 5/01/33 (IF)	5/20 at 100.00	AA	1,420,496
	Massachusetts – 1.9%
625	Massachusetts Educational Financing Authority, Student Loan Revenue Bonds, Issue I Series 2010A, 5.500%, 1/01/22	1/20 at 100.00	AA	691,338
915	Massachusetts Educational Financing Authority, Student Loan Revenue Bonds, Issue I Series 2010B, 5.500%, 1/01/23	1/20 at 100.00	AA	954,336
3,000	Massachusetts Health and Educational Facilities Authority Revenue Bonds, Quincy Medical Center Issue, Series 2008A, 6.250%, 1/15/28 (6), (7)	1/18 at 100.00	N/R	570,000
2,385	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Emerson Hospital, Series 2005E, 5.000%, 8/15/35 – RAAI Insured	8/15 at 100.00	N/R	1,925,077
1,000	Massachusetts Housing Finance Agency, Single Family Housing Revenue Bonds, Series 2010C, 5.000%, 12/01/30 (Alternative Minimum Tax)	6/20 at 100.00	AA–	988,450
7,925	Total Massachusetts			5,129,201
	Michigan – 11.0%
9,650	Detroit City School District, Wayne County, Michigan, General Obligation Bonds, Series 2005, 5.250%, 5/01/27 – AGM Insured (UB) (4)	No Opt. Call	Aa2	9,819,358
2,865	Marysville Public School District, St Claire County, Michigan, General Obligation Bonds, Series 2007, 5.000%, 5/01/32 – AGM Insured	5/17 at 100.00	AA+	2,965,848
8,000	Michigan Finance Authority, General Obligation Bonds, Detroit City School District, State Aid Notes Series 2011A-2, 6.650%, 3/20/12	No Opt. Call	N/R	8,110,080
2,100	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Refunding Series 2009, 5.750%, 11/15/39	11/19 at 100.00	A1	2,150,799

48	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan (continued)
	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Tender Option Bond Trust 3244:
$2,000	24.104%, 12/01/24 (IF)	12/12 at 100.00	AA	$2,113,560
535	24.016%, 12/01/24 (IF)	12/12 at 100.00	AA	565,254
585	23.983%, 12/01/24 (IF)	12/12 at 100.00	AA	618,006
3,340	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue and Refunding Bonds, William Beaumont Hospital Obligated Group, Tender Option Bond Trust 1010, 5.329%, 11/01/35 (Mandatory put 7/01/15) (IF) (4)	1/12 at 102.00	A1	3,264,182
29,075	Total Michigan			29,607,087
	Mississippi – 0.4%
485	Mississippi Business Finance Corporation, Gulf Opportunity Zone Revenue Bonds, Roberts Hotel of Jackson, LLC Project, Series 2010, 8.500%, 2/01/30 (7)	2/20 at 102.00	N/R	476,357
500	Mississippi Business Finance Corporation, Pollution Control Revenue Refunding Bonds, System Energy Resources Inc. Project, Series 1998, 5.875%, 4/01/22	4/12 at 100.00	BBB	502,500
985	Total Mississippi			978,857
	Missouri – 0.6%
1,000	Cole County Industrial Development Authority, Missouri, Revenue Bonds, Lutheran Senior Services – Heisinger Project, Series 2004, 5.500%, 2/01/35	2/14 at 100.00	N/R	955,120
640	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of West County, Series 2007A, 5.375%, 9/01/21	9/17 at 100.00	N/R	643,859
1,640	Total Missouri			1,598,979
	Nebraska – 2.2%
2,000	Nebraska Investment Finance Authority, Single Family Housing Revenue Bonds, Tender Option Bonds Trust 3853, 20.906%, 9/01/18 (IF) (4)	No Opt. Call	AA+	2,806,100
3,000	Omaha Public Power District, Nebraska, Electric System Revenue Bonds, Series 2007A, 5.000%, 2/01/43	2/17 at 100.00	Aa1	3,121,140
5,000	Total Nebraska			5,927,240
	Nevada – 1.8%
2,000	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.000%, 7/01/30	1/20 at 100.00	Aa3	2,062,760
1,670	Las Vegas, Nevada, General Obligation Bonds, Tender Option Bond Trust 3265, 32.463%, 4/01/17 (IF)	No Opt. Call	AA	2,776,191
3,670	Total Nevada			4,838,951
	New Jersey – 0.8%
355	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999, 6.250%, 9/15/29 (Alternative Minimum Tax)	3/12 at 100.00	B	337,051
1,750	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2010-1A, 5.000%, 12/01/26	12/19 at 100.00	AA	1,804,495
2,105	Total New Jersey			2,141,546
	New York – 3.0%
	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009:
1,100	6.000%, 7/15/30	1/20 at 100.00	BBB–	1,143,549
1,225	6.250%, 7/15/40	No Opt. Call	BBB–	1,277,099
2,000	6.375%, 7/15/43	No Opt. Call	BBB–	2,077,060
1,000	Monroe County Industrial Development Corporation, New York, Revenue Bonds, St. John Fisher College, Series 2011, 6.000%, 6/01/34	6/21 at 100.00	BBB+	1,040,580

Nuveen Investments	49

Nuveen Enhanced Municipal Value Fund (continued)
NEV	Portfolio of Investments
October 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$2,500	New York City Industrial Development Agency, New York, American Airlines-JFK International Airport Special Facility Revenue Bonds, Series 2005, 7.750%, 8/01/31 (Alternative Minimum Tax)	8/16 at 101.00	B–	$2,321,525
265	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	BBB–	277,892
8,090	Total New York			8,137,705
	Ohio – 5.7%
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
3,000	5.750%, 6/01/34	6/17 at 100.00	BB–	2,177,280
6,500	5.875%, 6/01/47	6/17 at 100.00	BB+	4,617,470
760	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Ohio Presbyterian Retirement Services, Improvement Series 2010A, 5.625%, 7/01/26	7/21 at 100.00	BBB	765,632
3,000	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2011A, 5.750%, 11/15/31	11/21 at 100.00	AA–	3,233,550
1,000	Montgomery County, Ohio, Health Care and Multifamily Housing Revenue Bonds, Saint Leonard, Refunding & improvement Series 2010, 6.375%, 4/01/30	4/20 at 100.00	BBB–	1,003,480
1,670	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Tender Option Bond Trust 3260, 29.369%, 5/01/29 (IF)	5/19 at 100.00	AA	2,251,694
1,200	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB–	1,324,308
17,130	Total Ohio			15,373,414
	Oklahoma – 0.4%
1,155	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc., Series 1992, 7.350%, 12/01/11	No Opt. Call	D	1,152,459
	Oregon – 0.8%
185	Oregon, Economic Development Revenue Bonds, Georgia Pacific Corp., Series 1995CLVII, 6.350%, 8/01/25 (Alternative Minimum Tax)	2/12 at 100.00	A–	185,094
370	Oregon, Economic Development Revenue Refunding Bonds, Georgia Pacific Corp., Series 1997-183, 5.700%, 12/01/25	12/11 at 100.00	Baa3	369,993
1,500	Port Astoria, Oregon, Pollution Control Revenue Bonds, James River Project, Series 1993, 6.550%, 2/01/15	2/12 at 100.00	A–	1,501,500
2,055	Total Oregon			2,056,587
	Pennsylvania – 5.2%
1,000	Allegheny Country Industrial Development Authority, Allegheny County, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2009, 6.750%, 11/01/24	No Opt. Call	BB	1,070,680
1,335	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Ohio Valley General Hospital, Series 2005A, 5.125%, 4/01/35	4/15 at 100.00	Ba2	1,004,134
1,500	Cumberland County Municipal Authority Revenue Bonds, Pennsylvania, Diakon Lutheran Social Ministries Project, Series 2009, 6.125%, 1/01/29	1/19 at 100.00	BBB+	1,547,610
1,000	Hazleton Health Services Authority, Pennsylvania, Hospital Revenue Bonds, Hazleton-Saint Joseph Medical Center, Series 1996, 6.200%, 7/01/26	1/12 at 100.00	BBB+	1,000,270
2,000	Luzerne County Industrial Development Authority, Pennsylvania, Guaranteed Lease Revenue Bonds, Series 2009, 7.750%, 12/15/27	12/19 at 100.00	N/R	2,000,680
1,125	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Tender Option Bond Trust 62B, 18.380%, 8/01/38 (IF) (4)	8/20 at 100.00	AA	1,458,945
50	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$25	Northumberland County Industrial Development Authority, Pennsylvania, Facility Revenue Bonds, NHS Youth Services Inc., Series 2002, 7.500%, 2/15/29	2/13 at 102.00	N/R	$18,814
1,000	Pennsylvania Economic Development Finance Authority, Solid Waste Disposal Revenue Bonds (USG Corporation Project) Series 1999, 6.000%, 6/01/31 (Alternative Minimum Tax)	12/11 at 100.00	B–	762,640
1,000	Pennsylvania Economic Development Financing Authority, Sewage Sludge Disposal Revenue Bonds, Philadelphia Biosolids Facility Project, Series 2009, 6.250%, 1/01/32	1/20 at 100.00	Baa3	1,052,080
1,200	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Edinboro University Foundation Student Housing Project, Series 2010, 5.800%, 7/01/30	7/20 at 100.00	BBB–	1,201,512
525	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2010-110A, 4.750%, 10/01/25	10/19 at 100.00	AA+	528,596
3,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series 2009E, 0.000%, 12/01/30	12/27 at 100.00	A–	2,365,560
14,710	Total Pennsylvania			14,011,521
	Puerto Rico – 0.4%
1,000	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005C, 5.500%, 7/01/27 – AMBAC Insured	No Opt. Call	BBB+	1,035,610
	Tennessee – 0.3%
500	Memphis Health, Educational and Housing Facilities Board, Tennessee, Multifamily Housing Revenue Bonds, Goodwill Village Apartments, Series 2010A, 5.500%, 12/01/30	12/20 at 100.00	A–	476,150
50	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A, 5.250%, 9/01/24	No Opt. Call	Ba3	49,611
155	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006C, 5.000%, 2/01/24	No Opt. Call	BBB	153,960
705	Total Tennessee			679,721
	Texas – 4.3%
1,050	Houston Higher Education Finance Corporation, Texas, Education Revenue Bonds, Cosmos Foundation, Inc., Series 2011A, 6.500%, 5/15/31	5/21 at 100.00	BBB	1,118,271
255	Houston, Texas, Airport System Special Facilities Revenue Bonds, Continental Airlines Inc. – Airport Improvement Project, Series 1997C, 6.125%, 7/15/27 (Alternative Minimum Tax)	1/12 at 100.00	B–	232,756
2,000	La Vernia Higher Education Financing Corporation, Texas, Charter School Revenue Bonds, Kipp Inc., Series 2009A, 6.250%, 8/15/39	8/19 at 100.00	BBB	2,115,840
1,800	North Texas Tollway Authority, Special Projects System Revenue Bonds, Tender Option Bond Trust 11947, 24.905%, 3/01/19 (IF)	No Opt. Call	AA	2,601,540
1,000	Tarrant County Cultural and Educational Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, C.C. Young Memorial Home Project, Series 2009-B2, 6.500%, 2/15/14	11/11 at 100.00	N/R	994,230
455	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Senior Lien Series 2008D, 6.250%, 12/15/26	No Opt. Call	A	480,794
810	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, NTE Mobility Partners LLC North Tarrant Express Managed Lanes Project, Series 2009, 6.875%, 12/31/39	12/19 at 100.00	Baa2	866,465
1,000	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Series 2010, 7.000%, 6/30/34	6/20 at 100.00	Baa3	1,078,970
1,500	Texas Public Finance Authority, Charter School Finance Corporation Revenue Bonds, Idea Public School Project, Series 2007A, 5.000%, 8/15/37 – ACA Insured	8/17 at 100.00	BBB+	1,285,080
5,000	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, Second Tier Series 2002A, 0.000%, 8/15/37 – AMBAC Insured	8/12 at 22.71	BBB+	924,150
14,870	Total Texas			11,698,096

Nuveen Investments	51

Nuveen Enhanced Municipal Value Fund (continued)
NEV	Portfolio of Investments
October 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utah – 0.3%
$1,000	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Paradigm High School, Series 2010A, 6.250%, 7/15/30	7/20 at 100.00	BBB–	$938,130
	Vermont – 1.1%
	Vermont Educational and Health Buildings Financing Agency, Revenue Bonds, Vermont Law School Project, Series 2011A:
1,000	6.125%, 1/01/28	1/21 at 100.00	Baa2	1,053,270
1,760	6.250%, 1/01/33	1/21 at 100.00	Baa2	1,844,850
2,760	Total Vermont			2,898,120
	Virgin Islands – 0.1%
250	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2009A, 6.000%, 10/01/39	10/19 at 100.00	Baa3	256,873
	Virginia – 0.5%
105	Bedford County Industrial Development Authority, Virginia, Industrial Development Revenue Refunding Bonds, Nekoosa Packaging Corporation, Series 1999, 6.300%, 12/01/25 (Alternative Minimum Tax)	12/11 at 100.00	Baa3	105,049
2,000	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Series 2007B1, 5.000%, 6/01/47	6/17 at 100.00	BB–	1,226,240
2,105	Total Virginia			1,331,289
	Washington – 2.3%
2,000	Washington State Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2009A, 6.000%, 1/01/33	7/19 at 100.00	A	2,082,620
2,000	Washington State Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.375%, 1/01/31	1/21 at 100.00	A	2,022,920
2,000	Washington State Higher Education Facilities Authority, Revenue Bonds, Whitworth University, Series 2009, 5.625%, 10/01/40	10/19 at 100.00	Baa1	2,035,660
6,000	Total Washington			6,141,200
	West Virginia – 0.2%
585	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Thomas Health System, Inc., Series 2008, 6.500%, 10/01/38	10/18 at 100.00	N/R	551,070
	Wisconsin – 5.3%
1,065	Milwaukee Redevelopment Authority, Wisconsin, Schlitz Park Mortgage Revenue Refunding Bonds, Series 1998A, 5.500%, 1/01/17 (Alternative Minimum Tax)		N/R	1,051,751
3,500	Oneida Tribe of Indians of Wisconsin, Retail Sales Revenue Bonds, Series 2010, 144A, 6.500%, 2/01/31	2/19 at 102.00	AA–	3,812,025
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit College, Series 2010A, 6.000%, 6/01/30	6/15 at 100.00	Baa2	1,011,290
500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit Health System, Inc., Series 2010B, 5.000%, 4/01/30	4/20 at 100.00	A–	468,780
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert Community Health, Inc. Obligated Group, Tender Option Bond Trust 3592, 22.277%, 4/01/17 (IF) (4)	No Opt. Call	AA–	1,029,050
2,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System, Series 2006, 5.250%, 8/15/21	8/16 at 100.00	BBB+	2,043,620
500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Services Inc., Series 2006B, 5.125%, 8/15/30	8/16 at 100.00	BBB+	452,880
2,500	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Tender Option Bond Trust 10B, 32.670%, 5/01/36 (IF) (4)	5/19 at 100.00	AA–	4,308,700
12,065	Total Wisconsin			14,178,096

52	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wyoming – 0.8%
	Wyoming Community Development Authority, Student Housing Revenue Bonds, CHF-Wyoming, L.L.C. – University of Wyoming Project, Series 2011:
$500	6.250%, 7/01/31	7/21 at 100.00	BBB	$518,296
1,600	6.500%, 7/01/43	7/21 at 100.00	BBB	1,660,241
2,100	Total Wyoming			2,178,537
$284,509	Total Investments (cost $267,720,428) – 105.5%			283,860,486
	Floating Rate Obligations – (6.7)%			(18,000,000)
	Other Assets Less Liabilities – 1.2% (8)			3,189,014
	Net Assets – 100%			$269,049,500

Investments in Derivatives at October 31, 2011:

Forward Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (9)	Termination Date	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	$4,000,000	Receive	3-Month USD-LIBOR	4.288%	Semi-Annually	5/30/12	5/30/41	$(1,004,211)
Barclays Bank PLC	6,500,000	Receive	3-Month USD-LIBOR	4.756	Semi-Annually	3/23/12	3/23/30	(1,779,100)
Morgan Stanley	5,000,000	Receive	3-Month USD-LIBOR	4.431	Semi-Annually	2/17/12	2/17/30	(1,145,462)
Morgan Stanley	5,000,000	Receive	3-Month USD-LIBOR	4.476	Semi-Annually	2/24/12	2/24/30	(1,174,978)
								$(5,103,751)

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives and/or inverse floating rate transactions.
(5)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees.
(6)
For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(7)
At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a bond, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(8)	Other Assets Less Liabilities includes the net Unrealized Appreciation (Depreciation) of derivative instruments as noted within Investments in Derivatives at October 31, 2011.
(9)	Effective date represents the date on which both the Fund and Counterparty commence interest payment accruals on each forward swap contract.
N/R	Not rated.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

USD-LIBOR	United States Dollar-London Inter-Bank Offered Rate.

See accompanying notes to financial statements.

Nuveen Investments	53

Statement of
Assets & Liabilities
October 31, 2011

							Enhanced
	Municipal Value		Municipal Value 2		Municipal Income		Municipal Value
	(NUV	)	(NUW	)	(NMI	)	(NEV	)
Assets
Investments, at value (cost $1,889,650,736, $177,758,979, $86,954,471 and $267,720,428, respectively)	$1,912,576,675		$205,508,501		$90,355,365		$283,860,486
Cash	3,131,887		4,382,556		373,591		2,103,651
Receivables:
Interest	30,088,847		3,961,679		1,481,540		6,992,585
Investments sold	15,448,071		—		45,231		995,706
Shares sold through shelf offering	8,687		—		—		—
Deferred shelf offering costs	257,465		—		—		—
Other assets	230,016		2,466		2,173		28,359
Total assets	1,961,741,648		213,855,202		92,257,900		293,980,787
Liabilities
Floating rate obligations	38,250,000		—		3,335,000		18,000,000
Unrealized depreciation on forward swaps	—		—		—		5,103,751
Dividends payable	6,501,777		808,428		341,133		1,475,870
Accrued expenses:
Management fees	852,211		114,792		47,058		230,721
Shelf offering costs	73,425		—		—		—
Other	833,014		58,547		46,855		120,945
Total liabilities	46,510,427		981,767		3,770,046		24,931,287
Net assets	$1,915,231,221		$212,873,435		$88,487,854		$269,049,500
Shares outstanding	198,446,292		12,921,057		8,227,986		19,256,862
Net asset value per share outstanding	$9.65		$16.47		$10.75		$13.97
Net assets consist of:
Shares, $.01 par value per share	$1,984,463		$129,211		$82,280		$192,569
Paid-in surplus	1,870,305,339		185,083,767		85,540,309		275,090,286
Undistributed (Over-distribution of) net investment income	12,956,050		152,061		1,000,893		2,700,988
Accumulated net realized gain (loss)	7,059,430		(241,126)		(1,536,522)		(19,970,650)
Net unrealized appreciation (depreciation)	22,925,939		27,749,522		3,400,894		11,036,307
Net assets	$1,915,231,221		$212,873,435		$88,487,854		$269,049,500
Authorized shares	350,000,000		Unlimited		200,000,000		Unlimited

See accompanying notes to financial statements.

54	Nuveen Investments

Statement of
Operations
Year Ended October 31, 2011

				Enhanced
	Municipal Value	Municipal Value 2	Municipal Income	Municipal Value
	(NUV )	(NUW )	(NMI )	(NEV )
Investment Income	$107,819,535	$13,465,046	$5,468,285	$22,404,970
Expenses
Management fees	9,938,613	1,301,363	539,031	2,560,603
Shareholders’ servicing agent fees and expenses	296,518	234	15,796	179
Interest expense	167,000	—	13,131	215,861
Custodian’s fees and expenses	300,991	36,180	22,918	53,497
Directors’/Trustees’ fees and expenses	52,159	5,705	2,402	7,293
Professional fees	541,253	21,714	19,558	114,071
Shareholders’ reports – printing and mailing expenses	394,765	34,228	20,628	40,338
Stock exchange listing fees	69,496	9,465	9,077	13,194
Investor relations expense	178,815	18,217	9,856	21,366
Other expenses	57,323	9,583	10,292	16,571
Total expenses before custodian fee credit	11,996,933	1,436,689	662,689	3,042,973
Custodian fee credit	(9,587)	(989)	(1,235)	(2,231)
Net expenses	11,987,346	1,435,700	661,454	3,040,742
Net investment income (loss)	95,832,189	12,029,346	4,806,831	19,364,228
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	10,965,310	(241,625)	288,183	(16,367,767)
Forward swaps	—	—	—	(674,000)
Change in net unrealized appreciation (depreciation) of:
Investments	(43,836,146)	(4,641,048)	(1,082,473)	2,972,054
Forward swaps	—	—	—	(2,979,589)
Net realized and unrealized gain (loss)	(32,870,836)	(4,882,673)	(794,290)	(17,049,302)
Net increase (decrease) in net assets from operations	$62,961,353	$7,146,673	$4,012,541	$2,314,926

See accompanying notes to financial statements.

Nuveen Investments	55

Statement of
Changes in Net Assets

	Municipal Value (NUV)		Municipal Value 2 (NUW)
	Year Ended	Year Ended	Year Ended	Year Ended
	10/31/11	10/31/10	10/31/11	10/31/10
Operations
Net investment income (loss)	$95,832,189	$96,440,907	$12,029,346	$11,585,054
Net realized gain (loss) from:
Investments	10,965,310	3,976,235	(241,625)	284,334
Forward swaps	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(43,836,146)	55,534,861	(4,641,048)	7,974,062
Forward swaps	—	—	—	—
Net increase (decrease) in net assets from operations	62,961,353	155,952,003	7,146,673	19,843,450
Distributions to Shareholders
From net investment income	(92,912,256)	(92,765,935)	(11,593,491)	(11,478,612)
From accumulated net realized gains	(4,178,829)	(1,004,873)	(284,128)	(123,156)
Decrease in net assets from distributions to shareholders	(97,091,085)	(93,770,808)	(11,877,619)	(11,601,768)
Capital Share Transactions
Proceeds from sale of shares, net of offering costs	—	—	—	—
Proceeds from shelf offering, net of offering costs	2,306,239	—	—	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	2,960,267	9,881,917	1,458,520	2,195,521
Net increase (decrease) in net assets from capital share transactions	5,266,506	9,881,917	1,458,520	2,195,521
Net increase (decrease) in net assets	(28,863,226)	72,063,112	(3,272,426)	10,437,203
Net assets at the beginning of period	1,944,094,447	1,872,031,335	216,145,861	205,708,658
Net assets at the end of period	$1,915,231,221	$1,944,094,447	$212,873,435	$216,145,861
Undistributed (Over-distribution of) net investment income at the end of period	$12,956,050	$10,460,022	$152,061	$(280,802)

See accompanying notes to financial statements.

56	Nuveen Investments

Statement of
Changes in Net Assets (continued)

	Municipal Income (NMI)		Enhanced Municipal Value (NEV)
	Year Ended	Year Ended	Year Ended	Year Ended
	10/31/11	10/31/10	10/31/11	10/31/10
Operations
Net investment income (loss)	$4,806,831	$4,754,459	$19,364,228	$18,156,627
Net realized gain (loss) from:
Investments	288,183	55,664	(16,367,767)	(2,117,482)
Forward swaps	—	—	(674,000)	(858,333)
Change in net unrealized appreciation (depreciation) of:
Investments	(1,082,473)	3,560,727	2,972,054	23,896,826
Forward swaps	—	—	(2,979,589)	(2,124,162)
Net increase (decrease) in net assets from operations	4,012,541	8,370,850	2,314,926	36,953,476
Distributions to Shareholders
From net investment income	(4,686,031)	(4,643,516)	(17,947,395)	(17,538,148)
From accumulated net realized gains	—	—	—	(17,298)
Decrease in net assets from distributions to shareholders	(4,686,031)	(4,643,516)	(17,947,395)	(17,555,446)
Capital Share Transactions
Proceeds from sale of shares, net of offering costs	—	—	—	20,013,000
Proceeds from shelf offering, net of offering costs	—	—	—	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	152,884	398,065	—	712,711
Net increase (decrease) in net assets from capital share transactions	152,884	398,065	—	20,725,711
Net increase (decrease) in net assets	(520,606)	4,125,399	(15,632,469)	40,123,741
Net assets at the beginning of period	89,008,460	84,883,061	284,681,969	244,558,228
Net assets at the end of period	$88,487,854	$89,008,460	$269,049,500	$284,681,969
Undistributed (Over-distribution of)net investment income at the end of period	$1,000,893	$922,772	$2,700,988	$1,307,825

See accompanying notes to financial statements.

Nuveen Investments	57

Financial
Highlights

Selected data for a share outstanding throughout each period:

		Investment Operations				Less Distributions
										Premium
										from
										Shares
		Net		Net						Sold		Ending
	Beginning	Investment		Realized/		Net				through		Net	Ending
	Net Asset	Income		Unrealized		Investment	Capital		Offering	Shelf		Asset	Market
	Value	(Loss	)	Gain (Loss )	Total	Income	Gains	Total	Costs	Offering		Value	Value
Municipal Value (NUV)
Year Ended 10/31:
2011	$9.82	$.48		$(.16)	$.32	$(.47)	$(.02)	$(.49)	$—	$—	**	$ 9.65	$9.66
2010	9.51	.49		.30	.79	(.47)	(.01)	(.48)	—	—		9.82	10.02
2009	8.60	.49		.89	1.38	(.47)	—	(.47)	—	—		9.51	9.91
2008	10.12	.47		(1.49)	(1.02)	(.47)	(.03)	(.50)	—	—		8.60	8.65
2007	10.39	.46		(.23)	.23	(.47)	(.03)	(.50)	—	—		10.12	9.49

Municipal Value 2 (NUW)
Year Ended 10/31:
2011	16.85	.93		(.39)	.54	(.90)	(.02)	(.92)	—	—		16.47	17.06
2010	16.20	.91		.65	1.56	(.90)	(.01)	(.91)	—	—		16.85	17.57
2009(d)	14.33	.49		1.94	2.43	(.53)	—	(.53)	(.03)	—		16.20	15.84

58	Nuveen Investments

Ratios/Supplemental Data
Total Returns	Ratios to Average Net Assets(b)

Based
Based	on	Ending
on	Net	Net	Net	Portfolio
Market	Asset	Assets	Investment	Turnover
Value	(a)	Value	(a)	(000)	Expenses	(c)	Income (Loss	)	Rate

1.61%	3.53%	$ 1,915,231.65%	5.15%	10%
6.18	8.44	1,944,094.61	5.05	8
20.68	16.51	1,872,031.66	5.49	5
(3.93)	(10.51)	1,684,418.65	4.86	16
(1.90)	2.22	1,974,535.62	4.53	10

2.93	3.61	212,873.71	5.92	1
17.22	9.91	216,146.69	5.55	4
9.27	16.92	205,709.67	*	4.84	*	2

(a)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.
(b)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(c)
The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities as follows:

Municipal Value (NUV)
Year Ended 10/31:
2011	.01%
2010	.01
2009	.02
2008	.04
2007	.03

Municipal Value 2 (NUW)
Year Ended 10/31:
2011	—%
2010	—
2009(d)	—

(d)	For the period February 25, 2009 (commencement of operations) through October 31, 2009.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	59

Financial
Highlights (continued)

Selected data for a share outstanding throughout each period:

		Investment Operations				Less Distributions
												Premium
												from
				Net								Shares
		Net		Realized/								Sold	Ending
	Beginning	Investment		Unrealized		Net						through	Net	Ending
	Net Asset	Income		Gain		Investment	Capital			Offering		Shelf	Asset	Market
	Value	(Loss	)	(Loss )	Total	Income	Gains		Total	Costs		Offering	Value	Value
Municipal Income (NMI)
Year Ended 10/31:
2011	$10.84	$.58		$(.10)	$.48	$(.57)	$—		$(.57)	$—		$—	$10.75	$11.13
2010	10.38	.58		.45	1.03	(.57)	—		(.57)	—		—	10.84	11.24
2009	9.28	.57		1.06	1.63	(.53)	—		(.53)	—		—	10.38	10.66
2008	10.77	.53		(1.52)	(.99)	(.50)	—		(.50)	—		—	9.28	9.89
2007	11.04	.52		(.28)	.24	(.51)	—		(.51)	—		—	10.77	10.49

Enhanced Municipal Value (NEV)
Year Ended 10/31:
2011	14.78	1.01		(.89)	.12	(.93)	—		(.93)	—		—	13.97	13.70
2010	13.73	.94		1.02	1.96	(.91)	—	**	(.91)	—	**	—	14.78	14.56
2009(d)	14.33	.04		(.61)	(.57)	—	—		—	(.03)		—	13.73	15.00

60	Nuveen Investments

		Ratios/Supplemental Data

Total Returns			Ratios to Average Net Assets(b)

	Based
Based	on	Ending
on	Net	Net			Net		Portfolio
Market	Asset	Assets			Investment		Turnover
Value (a)	Value (a)	(000)	Expenses	(c)	Income (Loss	)	Rate

4.62%	4.73%	$ 88,488.77%			5.61%		16%
11.14	10.12	89,008.77			5.47		14
13.72	18.06	84,883.81			5.85		10
(1.01)	(9.53)	75,553.86			5.08		8
4.78	2.23	87,424.86			4.76		6

1.02	1.28	269,050	1.17		7.47		33
3.52	14.73	284,682	1.07		6.64		28
—	(4.15)	244,558	1.02	*	3.25	*	1

(a)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.
(b)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(c)
The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund and the effect of the interest expense and fees paid on borrowings, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities and Footnote 8 – Borrowing Arrangements, as follows:

Municipal Income (NMI)
Year Ended 10/31:
2011	.01%
2010	.02
2009	.03
2008	.10
2007	.11

Enhanced Municipal Value (NEV)
Year Ended 10/31:
2011	.08%
2010	.04
2009(d)	—

(d)	For the period September 25, 2009 (commencement of operations) through October 31, 2009.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	61

Notes to
Financial Statements

1. General Information and Significant Accounting Policies

General Information
The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are Nuveen Municipal Value Fund, Inc. (NUV), Nuveen Municipal Value Fund 2 (NUW), Nuveen Municipal Income Fund, Inc. (NMI) and Nuveen Enhanced Municipal Value Fund (NEV) (each a “Fund” and collectively, the “Funds”). The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end, registered investment companies.

Effective January 1, 2011, the Funds’ adviser, Nuveen Asset Management, a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), changed its name to Nuveen Fund Advisors, Inc. (the “Adviser”). Concurrently, the Adviser formed a wholly-owned subsidiary, Nuveen Asset Management, LLC (the “Sub-Adviser”), to house its portfolio management capabilities and to serve as the Funds’ sub-adviser, and the Funds’ portfolio managers became employees of the Sub-Adviser. This allocation of responsibilities between the Adviser and the Sub-Adviser affects each of the Funds. The Adviser will compensate the Sub-Adviser for the portfolio management services it provides to the Funds from each Fund’s management fee.

Each Fund’s primary investment objective is to provide current income exempt from regular federal income tax by investing primarily in a portfolio of municipal obligations issued by state and local government authorities or certain U.S. territories.

Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Valuation
Prices of municipal bonds and forward swap contracts are provided by a pricing service approved by the Funds’ Board of Directors/Trustees. These securities are generally classified as Level 2 for fair value measurement purposes. When price quotes are not readily available (which is usually the case for municipal bonds) the pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Directors/Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Directors/Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

62	Nuveen Investments

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At October 31, 2011, there were no such outstanding commitments in any of the Funds.

Investment Income
Investment income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders
Dividends from net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Shelf Offering and Shelf Offering Costs
During the fiscal year ended October 31, 2011, Municipal Value (NUV) filed a registration statement with the Securities and Exchange Commission (“SEC”) authorizing the Fund to issue an additional 19.6 million shares through a shelf offering, which became effective with the SEC on December 8, 2010. Under this equity shelf program, the Fund, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above the Fund’s net asset value per share.

During the fiscal year ended October 31, 2011, Municipal Value (NUV) issued 253,486 shares, receiving offering proceeds, net of offering costs of $2,306,239. Initial costs incurred by Municipal Value (NUV) in connection with the shelf offering of its shares are recorded as a deferred charge, which are amortized over the period such additional shares are sold not to exceed the one-year life of the shelf offering period. Ongoing shelf offering costs incurred by the Fund are expensed as incurred.

During the fiscal year ended October 31, 2011, Nuveen Securities, LLC, the Fund’s broker-dealer and a wholly-owned subsidiary of Nuveen, received commissions of $4,664, related to the sale of shares as a result of the Municipal Value (NUV) shelf offering.

Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the

Nuveen Investments	63

Notes to
Financial Statements (continued)

underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as a component of “Interest expense” on the Statement of Operations.

During the fiscal year ended October 31, 2011, each Fund invested in externally-deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

At October 31, 2011, each Fund’s maximum exposure to externally-deposited Recourse Trusts was as follows:

							Enhanced
	Municipal		Municipal		Municipal		Municipal
	Value (NUV	)	Value 2 (NUW	)	Income (NMI	)	Value (NEV	)
Maximum exposure to Recourse Trusts	$7,500,000		$23,665,000		$6,005,000		$152,485,000

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the fiscal year ended October 31, 2011, were as follows:

					Enhanced
	Municipal		Municipal		Municipal
	Value (NUV	)	Income (NMI	)	Value (NEV	)
Average floating rate obligations outstanding	$38,250,000		$3,335,000		$13,594,521
Average annual interest rate and fees	.44%		.39%		.69%

Forward Swap Contracts
Each Fund is authorized to enter into forward interest rate swap contracts consistent with their investment objectives and policies to reduce, increase or otherwise alter its risk profile or to alter its portfolio characteristics (i.e. duration, yield curve positioning and credit quality).

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. Each Fund’s use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund’s interest rate sensitivity with that of the broader market. Forward interest rate swap transactions involve a Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying a Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”). The amount of the payment obligation is based on the notional amount of the swap contract and the termination date of the swap (which is akin to a bond’s maturity). The value of a Fund’s swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap’s termination date increases or decreases. Forward interest rate swap contracts are valued daily. The net amount recorded on these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on forward swaps” with the change during the fiscal period recognized on the Statement of Operations as a component of “Change in net unrealized appreciation (depreciation) of forward swaps.”

Each Fund may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Net realized gains and losses during the fiscal period are recognized on the Statement of Operations as a component of “Net realized gain (loss) from forward swaps.” Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination.

64	Nuveen Investments

During the fiscal year ended October 31, 2011, Enhanced Municipal Value (NEV) entered into forward interest rate swap contracts to reduce the duration of the Fund’s portfolio. The average notional amount of forward interest rate swap contracts outstanding during the fiscal year ended October 31, 2011, was as follows:

	Enhanced
	Municipal
	Value (NEV	)
Average notional amount of forward interest rate swap contracts outstanding*	$16,750,000

*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Zero Coupon Securities
Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications
Under the Funds’ organizational documents, their officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Nuveen Investments	65

Notes to
Financial Statements (continued)

2. Fair Value Measurements
Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of October 31, 2011:

Municipal Value (NUV)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$1,911,014,275	$1,562,400	$1,912,576,675

Municipal Value 2 (NUW)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$205,508,501	$—	$205,508,501

Municipal Income (NMI)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$90,318,315	$37,050	$90,355,365

Enhanced Municipal Value (NEV)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$283,169,632	$690,854	$283,860,486
Derivatives:
Forward Swaps*	—	(5,103,751)	—	(5,103,751)
Total	$—	$278,065,881	$690,854	$278,756,735

*	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The following is a reconciliation of the Funds’ Level 3 investments held at the beginning and end of the measurement period:

					Enhanced
	Municipal		Municipal		Municipal
	Value (NUV	)	Income (NMI	)	Value (NEV )
	Level 3		Level 3		Level 3
	Municipal Bonds		Municipal Bonds		Municipal Bonds
Balance at the beginning of year	$—		$26,021		$189,235
Gains (losses):
Net realized gains (losses)	—		(18,646)		—
Net change in unrealized appreciation (depreciation)	—		29,675		(109,070)
Purchases at cost	—		—		40,689
Sales at proceeds	—		—		—
Net discounts (premiums)	—		—		—
Transfers in to	1,562,400		—		570,000
Transfers out of	—		—		—
Balance at the end of year	$1,562,400		$37,050		$690,854
Change in net unrealized appreciation (depreciation) during the year of Level 3 securities held as of October 31, 2011	$(686,704)		$29,675		$(666,638)

During the fiscal year ended October 31, 2011, the Funds recognized no significant transfers to or from Level 1 or Level 2. Transfers in and/or out of Level 3 are shown using end of period values.

66	Nuveen Investments

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which each Fund was invested during and at the end of the reporting period, refer to the Portfolios of Investments, Financial Statements and Footnote 1 - General Information and Significant Accounting Policies.

The following table presents the fair value of all derivative instruments held by the Funds as of October 31, 2011, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure. Enhanced Municipal Value (NEV) invested in derivative instruments during the fiscal year ended October 31, 2011.

Enhanced Municipal Value (NEV)
Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		Liability Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Interest Rate	Forward Swaps	Unrealized appreciation		Unrealized depreciation
		on forward swaps*	$—	on forward swaps*	$5,103,751

*	Represents cumulative gross unrealized appreciation (depreciation) of forward swap contracts as reported in the Portfolio of Investments.

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended October 31, 2011, on derivative instruments, as well as the primary risk exposure associated with each.

	Enhanced
	Municipal
	Value
Net Realized Gain (Loss) from Forward Swaps	(NEV	)
Risk Exposure
Interest Rate	$(674,000)

	Enhanced
	Municipal
	Value
Change in Net Unrealized Appreciation (Depreciation) of Forward Swaps	(NEV	)
Risk Exposure
Interest Rate	$(2,979,589)

4. Fund Shares

Since the inception of the Funds’ repurchase programs, the Funds have not repurchased any of their outstanding shares.

Transactions in shares were as follows:

	Municipal Value (NUV)		Municipal Value 2 (NUW)
	Year Ended	Year Ended	Year Ended	Year Ended
	10/31/11	10/31/10	10/31/11	10/31/10
Shares sold	—	—	—	—
Shares sold through shelf offering*	253,486	—	—	—
Shares issued to shareholders due to reinvestment of distributions	311,681	1,023,405	91,219	133,359
Weighted average premium per shelf offering share sold*	1.15%	—	—	—

	Municipal Income (NMI)		Enhanced Municipal Value (NEV)
	Year Ended	Year Ended	Year Ended	Year Ended
	10/31/11	10/31/10	10/31/11	10/31/10
Shares sold	—	—	—	1,400,000
Shares issued to shareholders due to reinvestment of distributions	14,327	37,308	—	49,862

*	Municipal Value (NUV) is the only Fund authorized to issue additional shares through a shelf offering.

Nuveen Investments	67

Notes to
Financial Statements (continued)

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions, where applicable) during the fiscal year ended October 31, 2011, were as follows:

	Municipal		Municipal		Municipal		Municipal
	Value		Value 2		Income		Value
	(NUV	)	(NUW	)	(NMI	)	(NEV	)
Purchases	$188,420,521		$1,959,613		$14,151,478		$106,464,479
Sales and maturities	219,615,129		5,729,160		13,834,649		88,507,660

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At October 31, 2011, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives, where applicable), as determined on a federal income tax basis, were as follows:

`							Enhanced
	Municipal		Municipal		Municipal		Municipal
	Value		Value 2		Income		Value
	(NUV	)	(NUW	)	(NMI	)	(NEV	)
Cost of investments	$1,851,048,385		$177,088,714		$83,445,274		$250,274,280
Gross unrealized:
Appreciation	$114,961,406		$28,734,569		$4,930,319		$20,929,854
Depreciation	(91,683,192)		(314,782)		(1,355,449)		(5,343,650)
Net unrealized appreciation (depreciation) of investments	$23,278,214		$28,419,787		$3,574,870		$15,586,204

Permanent differences, primarily due to expiration of capital loss carryforwards, federal taxes paid, taxable market discount and distribution character reclassifications, resulted in reclassifications among the Funds’ components of net assets at October 31, 2011, the Funds’ tax year-end, as follows:

						Enhanced
	Municipal		Municipal		Municipal	Municipal
	Value		Value 2		Income	Value
	(NUV	)	(NUW	)	(NMI )	(NEV	)
Paid-in-surplus	$—		$2,555		$(6,468,523)	$5,739
Undistributed (Over-distribution of) net investment income	(423,904)		(2,992)		(42,679)	(23,670)
Accumulated net realized gain (loss)	423,904		437		6,511,203	17,931

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at October 31, 2011, the Funds’ tax year-end, were as follows:

							Enhanced
	Municipal		Municipal		Municipal		Municipal
	Value		Value 2		Income		Value
	(NUV	)	(NUW	)	(NMI	)	(NEV	)
Undistributed net tax-exempt income *	$14,403,774		$450,823		$1,212,659		$3,878,477
Undistributed net ordinary income **	2,218,088		49		5,089		39,926
Undistributed net long-term capital gains	10,779,851		—		—		—

*	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on October 3, 2011, paid on November 1, 2011.
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

68	Nuveen Investments

The tax character of distributions paid during the Funds’ tax years ended October 31, 2011 and October 31, 2010, was designated for purposes of the dividends paid deduction as follows:

							Enhanced
	Municipal		Municipal		Municipal		Municipal
	Value		Value 2		Income		Value
2011	(NUV	)	(NUW	)	(NMI	)	(NEV	)
Distributions from net tax-exempt income ***	$92,772,285		$11,586,650		$4,685,350		$17,870,368
Distributions from net ordinary income **	138,634		36,024		—		—
Distributions from net long-term capital gains ****	4,159,024		248,104		—		—

	Enhanced
	Municipal		Municipal		Municipal		Municipal
	Value		Value 2		Income		Value
2010	(NUV	)	(NUW	)	(NMI	)	(NEV	)
Distributions from net tax-exempt income	$92,351,671		$11,468,610		$4,637,655		$16,074,626
Distributions from net ordinary income **	374,351		123,156		—		17,298
Distributions from net long-term capital gains	1,004,873		—		—		—

**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
***	The Funds hereby designate these amounts paid during the fiscal year ended October 31, 2011, as Exempt Interest Dividends.
****
The Funds designate as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended October 31, 2011.

At October 31, 2011, the Funds’ tax year-end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

					Enhanced
	Municipal		Municipal		Municipal
	Value 2		Income		Value
	(NUW	)	(NMI	)	(NEV	)
Expiration:
October 31, 2012	$—		$916,759		$—
October 31, 2013	—		165,764		—
October 31, 2016	—		164,175		—
October 31, 2017	—		289,822		—
October 31, 2018	—		—		2,946,811
October 31, 2019	241,126		—		16,146,849
Total	$241,126		$1,536,520		$19,093,660

During the Funds’ tax year ended October 31, 2011, the following Fund utilized its capital loss carryforwards as follows:

Municipal
Income
(NMI)
Utilized capital loss carryforwards	$300,257

At October 31, 2011, the Funds’ tax year end, $6,499,129 of Municipal Income’s (NMI) capital loss carryforward expired.

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for Municipal Value (NUV), payable monthly, is calculated according to the following schedule:

Municipal Value (NUV )
Average Daily Net Assets	Fund-Level Fee Rate
For the first $500 million	.1500%
For the next $500 million	.1250
For net assets over $1 billion	.1000

Nuveen Investments	69

Notes to
Financial Statements (continued)

In addition, Municipal Value (NUV) pays an annual management fee, payable monthly, based on gross interest income (excluding interest on bonds underlying a “self-deposited inverse floater” trust that is attributed to the Fund over and above the net interest earned on the inverse floater itself) as follows:

Municipal Value (NUV)
Gross Interest Income	Gross Income Fee Rate
For the first $50 million	4.125%
For the next $50 million	4.000
For gross income over $100 million	3.875

The annual fund-level fee for Municipal Value 2 (NUW), Municipal Income (NMI) and Enhanced Municipal Value (NEV), payable monthly, is calculated according to the following schedules:

Municipal Value 2 (NUW)
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	.4000%
For the next $125 million	.3875
For the next $250 million	.3750
For the next $500 million	.3625
For the next $1 billion	.3500
For managed assets over $2 billion	.3375

Municipal Income (NMI)
Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For the next $3 billion	.3875
For net assets over $5 billion	.3750

Enhanced Municipal Value (NEV)
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For managed assets over $2 billion	.3875

70	Nuveen Investments

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*
For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of October 31, 2011, the complex-level fee rate for each of these Funds was .1759%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for each Fund’s overall strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with the Sub-Adviser under which the Sub-Adviser manages the investment portfolios of the Funds. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

The Funds pay no compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent directors/trustees that enables directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

8. Borrowing Arrangements

As part of its investment strategy, Enhanced Municipal Value (NEV) may use borrowings to employ leverage. On May 18, 2010, the Fund entered into a $75 million (maximum commitment amount) committed 364-day unsecured line of credit (“Committed Unsecured Line”) with its custodian bank. Interest charged on the used portion of the Committed Unsecured Line is calculated at a rate per annum equal to the higher of the overnight Federal Funds rate or the overnight London Inter-bank Offered Rate (“LIBOR”) plus 1.25%. In addition, the Fund accrues a commitment fee of .15% per annum on the unused portion of the Committed Unsecured Line. The Fund also paid a .10% one time closing fee on the Committed Unsecured Line, which was fully expensed during the fiscal year ended October 31, 2010.

During May 17, 2011, the Fund entered into a new 364-day unsecured line of credit. The Fund paid a one-time closing fee of .05% on the maximum commitment amount and accrues a commitment fee of .125% on the unused portion of the Committed Unsecured Line. All other terms remain unchanged.

During the fiscal year ended October 31, 2011, the Fund did not utilize its Committed Unsecured Line. Commitment and closing fees incurred on the Committed Unsecured Line are recognized as a component of “Interest expense” on the Statement of Operations.

Nuveen Investments	71

Notes to
Financial Statements (continued)

9. New Accounting Pronouncements

Fair Value Measurements and Disclosures
On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 (“ASU No. 2011-04”) modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2 and the reasons for the transfers and ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of the ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

72	Nuveen Investments

Annual Investment Management
Agreement Approval Process (Unaudited)

The Board of Trustees or Directors (as the case may be) (each, a “Board” and each Trustee or Director, a “Board Member”) of the Funds, including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for approving the advisory agreements (each, an “Investment Management Agreement”) between each Fund and Nuveen Fund Advisors, Inc. (the “Advisor”) and the sub-advisory agreements (each a “Sub-Advisory Agreement”) between the Advisor and Nuveen Asset Management, LLC (the “Sub-Advisor”) (the Investment Management Agreements and the Sub-Advisory Agreements are referred to collectively as the “Advisory Agreements”) and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Board is generally required to consider the continuation of advisory agreements and sub-advisory agreements on an annual basis. Accordingly, at an in-person meeting held on May 23-25, 2011 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Funds for an additional one-year period.

In preparation for their considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, the Advisor and the Sub-Advisor (the Advisor and the Sub-Advisor are collectively, the “Fund Advisers” and each, a “Fund Adviser”). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks, a comparison of Fund fees and expenses relative to peers, a description and assessment of shareholder service levels for the Funds, a summary of the performance of certain service providers, a review of product initiatives and shareholder communications and an analysis of the Advisor’s profitability with comparisons to comparable peers in the managed fund business. As part of their annual review, the Board also held a separate meeting on April 19-20, 2011, to review the Funds’ investment performance and consider an analysis provided by the Advisor of the Sub-Advisor which generally evaluated the Sub-Advisor’s investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the applicable Fund, and significant changes to the foregoing. As a result of their review of the materials and discussions, the Board presented the Advisor with questions and the Advisor responded.

The materials and information prepared in connection with the review of the Advisory Agreements at the May Meeting supplemented the information provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through

Nuveen Investments	73

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

its committees, regularly reviews the performance and various services provided by the Advisor and, since the internal restructuring described in Section A below, the Sub-Advisor. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Advisor which include, among other things, Fund performance, a review of the investment teams and compliance reports. The Board also meets with key investment personnel managing the Fund portfolios during the year. In addition, the Board continues its program of seeking to visit each sub-advisor to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. The Board also met with State Street Bank & Trust Company, the Funds’ accountant and custodian, in 2010. The Board considers factors and information that are relevant to its consideration of the renewal of the Advisory Agreements at these meetings held throughout the year. Accordingly, the Board considered the information provided and knowledge gained at these meetings when performing its review at the May Meeting of the Advisory Agreements. The Independent Board Members are assisted throughout the process by independent legal counsel who provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts and met with the Independent Board Members in executive sessions without management present.

The Board considered all factors it believed relevant with respect to each Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Funds and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services
In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In considering advisory services, the Board recognized that the Advisor provides various oversight, administrative, compliance and other services for the Funds and the Sub-

74	Nuveen Investments

Advisor provides the portfolio investment management services to the Funds. The Board recognized that Nuveen engaged in an internal restructuring in 2010 pursuant to which portfolio management services the Advisor had provided directly to the Funds were transferred to the Sub-Advisor, a newly-organized, wholly-owned subsidiary of the Advisor consisting of largely the same investment personnel. Accordingly, in reviewing the portfolio management services provided to each Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Advisor’s investment team and changes thereto, organization and history, assets under management, Fund objectives and mandate, the investment team’s philosophy and strategies in managing the Fund, developments affecting the Sub-Advisor or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive to take undue risks. In addition, the Board considered the Advisor’s execution of its oversight responsibilities over the Sub-Advisor. Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Advisor and its affiliates provide to the Funds, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance, legal support, managing leverage and promoting an orderly secondary market for common shares.

In reviewing the services provided, the Board also reviewed materials describing various notable initiatives and projects the Advisor performed in connection with the closed-end fund product line. These initiatives included continued activities to refinance auction rate preferred securities; ongoing services to manage leverage that has become increasingly complex; continued secondary market offerings and share repurchases for certain funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted Nuveen’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. Nuveen’s support services included, among other things: continuing communications in support of refinancing efforts related to auction rate preferred securities; participating in conferences; communicating continually with closed-end fund analysts covering the Nuveen funds; providing marketing for the closed-end funds; share purchases; and maintaining and enhancing a closed-end fund website.

Nuveen Investments	75

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers
The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund over various time periods. The Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) based on data provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks.

The Board reviewed reports, including a comprehensive analysis of the Funds’ performance and the applicable investment team. In this regard, the Board reviewed each Fund’s total return information compared to its Performance Peer Group for the quarter, one-, three- and five-year periods ending December 31, 2010 and for the same periods ending March 31, 2011 (or for the periods available for the Funds which did not exist for part of the foregoing time frame). In addition, the Board reviewed each Fund’s total return information compared to recognized and/or customized benchmarks for the quarter, one- and three-year periods ending December 31, 2010 and for the same periods ending March 31, 2011 (or for the periods available for the Funds which did not exist for part of the foregoing time frame). The Independent Board Members also reviewed historic premium and discount levels, including a summary of actions taken to address or discuss other developments affecting the secondary market discounts of various funds. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings.

In reviewing performance comparison information, the Independent Board Members recognized that the usefulness of the comparisons of the performance of certain funds with the performance of their respective Performance Peer Group may be limited because the Performance Peer Group may not adequately represent the objectives and strategies of the applicable funds or may be limited in size or number. In this regard, the Independent Board Members noted that the Performance Peer Groups of the Nuveen Municipal Income Fund, Inc. (the “Municipal Income Fund”), the Nuveen Municipal Value Fund, Inc. (the “Municipal Value Fund”) and the Nuveen Municipal Value Fund 2 (the “Municipal Value Fund 2”) were classified as having significant differences from such Funds based on various considerations such as special fund objectives, potential investable universe and the composition of the peer set (e.g., the number and size of competing funds and number of competing managers). The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered) and the performance of the fund (or respective class) during that shareholder’s investment period.

76	Nuveen Investments

The Independent Board Members observed that the Municipal Value Fund 2 and the Nuveen Enhanced Municipal Value Fund (the “Enhanced Municipal Value Fund”) were relatively new with a shorter performance history available, thereby limiting the ability to make a meaningful assessment of performance. With respect to the Municipal Income Fund and the Municipal Value Fund which, as noted above, had significant differences with their Performance Peer Groups, the Independent Board Members considered each such Fund’s performance compared to its benchmark. In this regard, the Independent Board Members noted that (a) the Municipal Value Fund underperformed its benchmark in the one- and three-year periods and (b) the Municipal Income Fund outperformed its benchmark in the one- and three-year periods.

With respect to any Nuveen funds that underperformed their peers and/or benchmarks from time to time, the Board monitors such funds closely and considers any steps necessary or appropriate to address such issues.

Based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds based on data provided by an independent fund data provider (the “Peer Universe”) and in certain cases, to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group (if any). In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the asset level of a fund relative to peers; the limited size and particular composition of the Peer Universe or Peer Group; the investment objectives of the peers; expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement; the timing of information used; and the differences in the type and use of leverage may impact the comparative data, thereby limiting the ability to make a meaningful comparison with peers, including for the Municipal Value Fund, the Municipal Income Fund and the Municipal Value Fund 2.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999). In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within 5 basis points higher than the peer

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Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

average and below if they were below the peer average of the Peer Group (if available) or Peer Universe if there was no separate Peer Group.

The Independent Board Members noted that the Municipal Income Fund, the Municipal Value Fund 2 and the Enhanced Municipal Value Fund had higher net management fees than their peer average and a slightly higher or higher net expense ratio compared to their peer average (although the Board, as noted above, recognized the limits on the comparisons of the applicable peer group for the Municipal Income Fund and the Municipal Value Fund 2). In addition, they noted that the Municipal Value Fund had a net management fee slightly higher than its peer average but a net expense ratio below its peer average.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by the Advisor to other clients, including municipal separately managed accounts and passively managed exchange traded funds (ETFs) sub-advised by the Advisor. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Advisor, the Independent Board Members also considered the pricing schedule or fees that the Sub-Advisor charges for similar investment management services for other Nuveen funds.

3. Profitability of Fund Advisers

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2010. The Independent Board Members noted this information supplemented the profitability information

78	Nuveen Investments

requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that the Advisor’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level

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Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. Further, the Independent Board Members noted that although closed-end funds may from time-to-time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds’ investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits
In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered any revenues received by affiliates of the Advisor for serving as agent at Nuveen’s trading desk and as co-manager in initial public offerings of new closed-end funds.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. The Independent Board Members recognized that each Fund Adviser has the authority to pay a higher commission in return for brokerage and research services if it determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided. Nevertheless, the Independent Board Members noted that commissions are generally not paid in connection with municipal securities transactions typically executed on a principal basis.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

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F. Other Considerations
The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

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Board Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the board members of the Funds. The number of board members of the Funds is currently set at ten. None of the board members who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

	Name, Birthdate & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:
■	ROBERT P. BREMNER(2) 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Board Member	1996 Class III	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	241

■	JACK B. EVANS 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; member of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	241

■	WILLIAM C. HUNTER 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Class I	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	241

■	DAVID J. KUNDERT(2) 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	241

■	WILLIAM J. SCHNEIDER(2) 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	1996 Class III	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council;member, Mid-America Health System Board; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	241

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	Name, Birthdate & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:
■	JUDITH M. STOCKDALE 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	241

■	CAROLE E. STONE(2) 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	241

■	VIRGINIA L. STRINGER 8/16/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	2011	Board Member, Mutual Fund Directors Forum; Member, Governing Board, Investment Company Institute’s Independent Directors Council; governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	241

■	TERENCE J. TOTH(2) 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II
Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004), Chicago Fellowship Board (since 2005) and Catalyst Schools of Chicago Board (since 2008); formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
					241

Interested Board Member:
■	JOHN P. AMBOIAN(3) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II	Chief Executive Officer and Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers, Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	241

Nuveen Investments	83

Board Members & Officers (Unaudited) (continued)

	Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
■	GIFFORD R. ZIMMERMAN 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988
Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary, of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds Global Investors LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management Inc. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2010) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.
					241

■	WILLIAM ADAMS IV 6/9/55 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Senior Executive Vice President, Global Structured Products (since 2010), formerly, Executive Vice President (1999-2010) of Nuveen Securities, LLC; Co-President of Nuveen Fund Advisors, Inc. (since 2011); formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC.	133

■	CEDRIC H. ANTOSIEWICZ 1/11/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director of Nuveen Securities, LLC.	133

■	MARGO L. COOK 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, Inc. (since 2011); Managing Director-Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	241

■	LORNA C. FERGUSON 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, Inc. and Nuveen Securities, LLC (since 2004).	241

■	STEPHEN D. FOY 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Vice President of Nuveen Fund Advisors, Inc.; Chief Financial Officer of Nuveen Commodities Asset Management, LLC; (since 2010) Certified Public Accountant.	241

84	Nuveen Investments

	Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
■	SCOTT S. GRACE 8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009
Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, Inc., Nuveen Investment Solutions, Inc., Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.
					241

■	WALTER M. KELLY 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, Inc.	241

■	TINA M. LAZAR 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	241

■	LARRY W. MARTIN 7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1997
Senior Vice President (since 2010), formerly, Vice President (1993-2010), Assistant Secretary and Assistant General Counsel of Nuveen Securities, LLC; Senior Vice President (since 2011) of Nuveen Asset Management, LLC: Senior Vice President (since 2010), formerly, Vice President (2005-2010), and Assistant Secretary of Nuveen Investments, Inc.; Senior Vice President (since 2010), formerly Vice President (2005-2010), and Assistant Secretary (since 1997) of Nuveen Fund Advisors, Inc., Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC, Symphony Asset Management, LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management LLC (since 2006), Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007), and of Winslow Capital Management, Inc. (since 2010); Vice President and Assistant Secretary of Nuveen Commodities Asset Management, LLC (since 2010).
					241

■	KEVIN J. MCCARTHY 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007
Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC, Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).
					241

Nuveen Investments	85

Board Members & Officers (Unaudited) (continued)

	Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
■	KATHLEEN L. PRUDHOMME 3/30/53 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	241

(1)
Board Members serve three year terms. The Board of Trustees is divided into three classes. Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)	Also serves as a trustee of the Nuveen Diversified Commodity Fund, an exchange-traded commodity pool managed by Nuveen Commodities Asset Management, LLC, an affiliate of the Adviser.
(3)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)
Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

86	Nuveen Investments

Reinvest Automatically,
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may

Nuveen Investments	87

Reinvest Automatically
Easily and Conveniently (continued)

exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

88	Nuveen Investments

Glossary of Terms
Used in this Report

■
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

■
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Average Effective Maturity: The market-value-weighted average of the effective maturity dates of the individual securities including cash. In the case of a bond that has been advance-refunded to a call date, the effective maturity is the date on which the bond is scheduled to be redeemed using the proceeds of an escrow account. In most other cases the effective maturity is the stated maturity date of the security.

■
Effective Leverage: Effective leverage is a Fund’s effective economic leverage, and includes both structural leverage and the leverage effects of certain derivative investments in the Fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any structural leverage.

■
Inverse Floaters: Inverse floating rate securities, also known as inverse floaters, are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Using borrowed money to invest in securities or other assets.

Nuveen Investments	89

Glossary of Terms
Used in this Report (continued)

■
Leverage-Adjusted Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond Fund’s value to changes when market interest rates change. Generally, the longer a bond’s or Fund’s duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund’s portfolio of bonds.

■
Lipper General and Insured Unleveraged Municipal Debt Funds Classification Average: Calculated using the returns of all closed-end funds in this category for each period as follows: 1-year, 8 funds; 5-year, 6 funds; and 10-year, 6 funds. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. The Lipper average is not available for direct investment.

■
Lipper General and Insured Leveraged Municipal Debt Funds Classification Average: Calculated using the returns of all closed-end funds in this category for each period as follows: 1-year, 83 funds; 5-year, 80 funds; and 10-year, 64 funds. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. The Lipper average is not available for direct investment.

■	Market Yield (also known as Dividend Yield or Current Yield): An investment’s current annualized dividend divided by its current market price.

■	Net Asset Value (NAV): The net market value of all securities held in a portfolio.

■
Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Fund’s liabilities, and dividing by the number of shares outstanding.

■
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

■
Standard & Poor’s (S&P) National Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. The index returns assume reinvestment of dividends but do not reflect any applicable sales charges. You cannot invest directly in an index.

■
Structural Leverage: Structural Leverage consists of preferred shares or debt issued by the Fund. Both of these are part of a Fund’s capital structure. Structural leverage is sometimes referred to as “‘40 Act Leverage” and is subject to asset coverage limits set in the Investment Company Act of 1940.

90	Nuveen Investments

■	Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Nuveen Investments	91

Notes

92	Nuveen Investments

Notes

Nuveen Investments	93

Notes

94	Nuveen Investments

Other Useful Information

Board of
Directors/Trustees
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Virginia L. Stringer
Terence J. Toth

Fund Manager
Nuveen Fund Advisors, Inc.
333 West Wacker Drive
Chicago, IL 60606

Custodian
State Street Bank
& Trust Company
Boston, MA

Transfer Agent and
Shareholder Services
State Street Bank & Trust
Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm
Ernst & Young LLP
Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public References Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Information

Each Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds did not repurchase any of their common shares.

Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments	95

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of NWQ, Nuveen Asset Management, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $207 billion of assets as of October 31, 2011.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money. Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by
Nuveen Securities, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com

EAN-A-1011D

ITEM 2. CODE OF ETHICS.
As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Info/Shareholder. (To view the code, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State's operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State's bond-related disclosure documents and certifying that they fairly presented the State's financial position; reviewing audits of various State and local agencies and programs; and coordinating the State's system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director.  Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone's position on the boards of these entities and as a member of both CBOE Holdings' Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Enhanced Municipal Value Fund

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund 1	Billed to Fund 2	Billed to Fund 3	Billed to Fund 4
October 31, 2011	$18,200	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

October 31, 2010	$16,261	$10,000	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

1 "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees".

3 "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

4 "All Other Fees" are the aggregate fees billed for products and services for agreed upon procedures engagements performed for leveraged funds.

SERVICES THAT THE FUND'S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Fund Advisors, Inc. (formerly Nuveen Asset Management) (the “Adviser” or “NFA”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.

Fiscal Year Ended	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
	Service Providers	Service Providers	Service Providers
October 31, 2011	$0	$0	$0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception
October 31, 2010	$0	$0	$0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.

Fiscal Year Ended		Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
	Billed to Fund	reporting of the Fund)	engagements)	Total
October 31, 2011	$0	$0	$0	$0
October 31, 2010	$0	$0	$0	$0

"Non-Audit Fees billed to Fund" for both fiscal year ends represent "Tax Fees" and "All Other Fees" billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Terence J. Toth, William J. Schneider, Carole E. Stone and David J. Kundert.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, Inc. (“Adviser”) is the registrant’s investment adviser. NFA is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser's policy and procedures. The Adviser periodically monitors the Sub-Adviser's voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, Inc. is the registrant's investment adviser (also referred to as the "Adviser".)  The Adviser is responsible for the selection and on-going monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

The Portfolio Manager

The following individual has primary responsibility for the day-to-day implementation of the registrant’s investment strategies:

Name	Fund
Steven Hlavin	Nuveen Enhanced Municipal Value Fund

Other Accounts Managed. In addition to managing the registrant, the portfolio managers are also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Steven Hlavin	Registered Investment Company	10	$ 2.87 billion
	Other Pooled Investment Vehicles	0	$ 0
	Other Accounts	0	$ 0
*	Assets are as of October 31, 2011. None of the assets in these accounts are subject to an advisory fee based on performance.

Compensation. Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long-term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager‘s general performance, experience, and market levels of base pay for such position.

Annual cash bonus. The Fund’s portfolio manager is eligible for an annual cash bonus determined based upon the  portfolio manager‘s performance, experience and market levels of base pay for such position. The maximum potential annual cash bonus is equal to a multiple of base pay.

A portion of the portfolio manager‘s annual cash bonus is based on his or her Fund‘s investment performance, generally measured over the past one- and three-year periods unless the portfolio manager‘s tenure is shorter. Investment performance for the Fund is determined by evaluating the Fund‘s performance relative to its benchmark(s) and/or Lipper industry peer group.

Each portfolio manager whose performance is evaluated in part by comparing the manager‘s performance to a benchmark is measured against a Fund-specific customized subset (limited to bonds in each Fund‘s specific state and with certain maturity parameters) of the S&P/Investortools Municipal Bond Index, an index comprised of bonds held by managed municipal bond fund customers of Standard & Poor‘s Securities Pricing, Inc. that are priced daily and whose fund holdings aggregate at least $2 million. As of October 31, 2011, the S&P/Investortools Municipal Bond Index was comprised of 57,980 securities with an aggregate current market value of $1,262 billion.

Bonus amounts can also be influenced by factors other than investment performance. These other factors are more subjective and are based on evaluations by each portfolio manager‘s supervisor and reviews submitted by his or her peers. These reviews and evaluations often take into account a number of factors, including the portfolio manager‘s effectiveness in communicating investment performance to shareholders and their advisors, his or her contribution to NAM‘s investment process and to the execution of investment strategies consistent with risk guidelines, his or her participation in asset growth, and his or her compliance with NAM‘s policies and procedures.

Investment performance is measured on a pre-tax basis, gross of fees for a Fund‘s results and for its Lipper industry peer group.

Long-term incentive compensation. Certain key employees of Nuveen Investments and its affiliates, including certain portfolio managers, have received profits interests in the parent company of Nuveen Investments which entitle their holders to participate in the appreciation in the value of Nuveen Investments. In addition, in July 2009, Nuveen Investments created and funded a trust which purchased shares of certain Nuveen Mutual Funds and awarded such shares, subject to vesting, to certain key employees, including certain portfolio managers. Finally, certain key employees of  NAM, including certain portfolio managers, have received profits interests in NAM which entitle their holders to participate in the firm‘s growth over time.

Material Conflicts of Interest. Each portfolio manager’s simultaneous management of the registrant and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Registrant and the other account. NAM, however, believes that such potential conflicts are mitigated by the fact that the NAM has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager, although the allocation procedures may provide allocation preferences to funds with special characteristics (such as favoring state funds versus national funds for allocations of in-state bonds). In addition, NAM has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

Beneficial Ownership of Securities. As of October 31, 2011, the portfolio manager beneficially owned the following dollar range of equity securities issued by the Registrant and other Nuveen Funds managed by Nuveen Asset Management’s municipal investment team.

Name of Portfolio Manager	Fund	Dollar range of equity securities beneficially owned in Fund	Dollar range of equity securities beneficially owned in the remainder of Nuveen funds managed by Nuveen Asset Management’s municipal investment team
Steven Hlavin	Nuveen Enhanced Municipal Value Fund	$0	$0

PORTFOLIO MANAGER BIOGRAPHY:

Steven M. Hlavin is a Vice President at Nuveen Asset Management, LLC. He manages several open-end, closed-end and exchange-traded funds as well as a number of institutional portfolios. In addition to his portfolio management duties, he manages the firm’s tender option bond program. Prior to his current position, Mr. Hlavin was a senior analyst responsible for the firm’s risk management and performance reporting process. Mr. Hlavin joined the firm in 2003.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/CEF/Info/ Shareholder and there were no amendments during the period covered by this report. (To view the code, click on Fund Governance and then Code of Conduct.)

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Enhanced Municipal Value Fund

By (Signature and Title) /s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: January 6, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: January 6, 2012

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: January 6, 2012